FIDELITY


(REGISTERED TRADEMARK)
CALIFORNIA
MUNICIPAL
FUNDS



ANNUAL REPORT
FEBRUARY 28, 1997
CHECK PAGE NUMBERS !!!

CONTENTS



PRESIDENT'S MESSAGE                                 3     NED JOHNSON ON INVESTING
                                                          STRATEGIES

FIDELITY CALIFORNIA MUNICIPAL INCOME FUND

                                                    4     PERFORMANCE

                                                    7     FUND TALK: THE MANAGER'S OVERVI
                                                          EW

                                                    10    INVESTMENT CHANGES

                                                    11    INVESTMENTS

                                                    23    FINANCIAL STATEMENTS

FIDELITY CALIFORNIA INSURED MUNICIPAL INCOME FUND

                                                    27    PERFORMANCE

                                                    30    FUND TALK: THE MANAGER'S OVERVI
                                                          EW

                                                    33    INVESTMENT CHANGES

                                                    34    INVESTMENTS

                                                    42    FINANCIAL STATEMENTS

FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND

                                                    46    PERFORMANCE

                                                    48    FUND TALK: THE MANAGER'S OVERVI
                                                          EW

                                                    50    INVESTMENT CHANGES

                                                    51    INVESTMENTS

                                                    62    FINANCIAL STATEMENTS

NOTES                                               66    NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT                               71    THE AUDITORS' OPINION
ACCOUNTANTS


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR
THE
GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE
FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
As 1997 begins, the stock and bond markets generally have continued on the course they followed during the past year. Through February, stocks maintained their unprecedented climb, with the large companies still setting the pace. With low, stable interest rates, the bond market has tended to mirror its historical returns in the mid-single digits.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the more likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1997                 PAST 1   PAST 5   PAST 10
                                                YEAR     YEARS    YEARS

Fidelity California Municipal Income            6.16%    40.91%   90.87%

Lehman Brothers California Municipal            5.49%    n/a      n/a
 Bond Index

California Municipal Debt Funds Average         4.81%    39.94%   91.06%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers California Municipal Bond Index - a total return performance benchmark for California investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the California municipal debt funds average, which reflects the performance of 98 mutual funds with similar objectives tracked by Lipper Analytical Services Inc. over the past one year. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1997                 PAST 1   PAST 5   PAST 10
                                                YEAR     YEARS    YEARS

Fidelity California Municipal Income            6.16%    7.10%    6.68%

Lehman Brothers California Municipal            5.49%    n/a      n/a
 Bond Index

California Municipal Debt Funds Average         4.81%    6.94%    6.67%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19970228 19970310 123027 S00000000000001
             CA Muni Income              LB Municipal Bond
             00091                       LB015
  1987/02/28      10000.00                    10000.00
  1987/03/31       9928.89                     9894.00
  1987/04/30       9168.64                     9397.52
  1987/05/31       9030.60                     9350.91
  1987/06/30       9192.73                     9625.45
  1987/07/31       9297.32                     9723.63
  1987/08/31       9343.70                     9745.51
  1987/09/30       8839.66                     9386.19
  1987/10/31       8921.84                     9419.42
  1987/11/30       9133.43                     9665.36
  1987/12/31       9311.80                     9805.60
  1988/01/31       9756.04                    10154.88
  1988/02/29       9881.50                    10262.22
  1988/03/31       9562.47                    10143.17
  1988/04/30       9601.15                    10220.26
  1988/05/31       9640.37                    10190.73
  1988/06/30       9796.64                    10339.82
  1988/07/31       9854.18                    10407.23
  1988/08/31       9894.08                    10416.39
  1988/09/30      10109.48                    10604.93
  1988/10/31      10344.86                    10791.57
  1988/11/30      10226.16                    10692.72
  1988/12/31      10408.28                    10802.11
  1989/01/31      10553.08                    11025.50
  1989/02/28      10451.49                    10899.70
  1989/03/31      10436.14                    10873.65
  1989/04/30      10738.93                    11131.79
  1989/05/31      10966.42                    11362.99
  1989/06/30      11106.09                    11517.30
  1989/07/31      11206.73                    11674.05
  1989/08/31      11070.50                    11559.76
  1989/09/30      11084.77                    11525.32
  1989/10/31      11195.17                    11666.27
  1989/11/30      11369.23                    11870.43
  1989/12/31      11414.96                    11967.53
  1990/01/31      11335.13                    11910.92
  1990/02/28      11480.00                    12016.93
  1990/03/31      11505.39                    12020.54
  1990/04/30      11341.38                    11933.51
  1990/05/31      11613.96                    12194.02
  1990/06/30      11720.72                    12301.20
  1990/07/31      11901.84                    12482.03
  1990/08/31      11737.09                    12300.79
  1990/09/30      11783.67                    12307.80
  1990/10/31      11935.94                    12531.07
  1990/11/30      12163.21                    12783.07
  1990/12/31      12209.23                    12838.67
  1991/01/31      12320.09                    13010.97
  1991/02/28      12365.58                    13124.16
  1991/03/31      12379.13                    13128.89
  1991/04/30      12525.10                    13303.50
  1991/05/31      12649.53                    13421.77
  1991/06/30      12652.35                    13408.48
  1991/07/31      12811.84                    13571.80
  1991/08/31      12926.63                    13750.54
  1991/09/30      13065.19                    13929.57
  1991/10/31      13226.52                    14054.94
  1991/11/30      13228.49                    14094.15
  1991/12/31      13449.54                    14396.61
  1992/01/31      13521.98                    14429.43
  1992/02/29      13545.04                    14434.05
  1992/03/31      13537.66                    14439.39
  1992/04/30      13644.81                    14567.90
  1992/05/31      13814.63                    14739.37
  1992/06/30      14030.25                    14986.69
  1992/07/31      14464.75                    15435.99
  1992/08/31      14264.15                    15285.49
  1992/09/30      14336.93                    15385.46
  1992/10/31      14071.18                    15234.22
  1992/11/30      14399.42                    15507.07
  1992/12/31      14621.55                    15665.39
  1993/01/31      14796.09                    15847.58
  1993/02/28      15472.68                    16420.79
  1993/03/31      15289.18                    16247.22
  1993/04/30      15426.34                    16411.15
  1993/05/31      15516.13                    16503.39
  1993/06/30      15766.18                    16778.83
  1993/07/31      15766.16                    16800.81
  1993/08/31      16150.62                    17150.60
  1993/09/30      16354.82                    17345.95
  1993/10/31      16382.74                    17379.42
  1993/11/30      16213.59                    17226.31
  1993/12/31      16585.71                    17589.96
  1994/01/31      16773.43                    17790.84
  1994/02/28      16310.01                    17330.05
  1994/03/31      15475.95                    16624.37
  1994/04/30      15540.95                    16765.35
  1994/05/31      15647.95                    16910.70
  1994/06/30      15488.04                    16807.38
  1994/07/31      15803.70                    17115.46
  1994/08/31      15858.11                    17174.68
  1994/09/30      15614.79                    16922.55
  1994/10/31      15231.70                    16622.01
  1994/11/30      14857.60                    16321.48
  1994/12/31      15112.62                    16680.72
  1995/01/31      15654.16                    17157.45
  1995/02/28      16161.40                    17656.39
  1995/03/31      16327.39                    17859.26
  1995/04/30      16330.49                    17880.34
  1995/05/31      16878.67                    18450.90
  1995/06/30      16659.65                    18290.38
  1995/07/31      16811.99                    18463.77
  1995/08/31      17008.61                    18697.89
  1995/09/30      17160.04                    18816.25
  1995/10/31      17448.91                    19089.84
  1995/11/30      17795.94                    19406.54
  1995/12/31      18010.21                    19593.03
  1996/01/31      18119.84                    19740.96
  1996/02/29      17979.98                    19607.71
  1996/03/31      17705.43                    19357.12
  1996/04/30      17647.50                    19302.34
  1996/05/31      17634.86                    19294.62
  1996/06/30      17868.26                    19504.74
  1996/07/31      18042.50                    19682.23
  1996/08/31      18075.01                    19677.51
  1996/09/30      18325.21                    19952.99
  1996/10/31      18564.41                    20178.66
  1996/11/30      18960.59                    20547.93
  1996/12/31      18866.62                    20461.63
  1997/01/31      18900.42                    20500.30
  1997/02/28      19086.83                    20688.50
IMATRL PRASUN   SHR__CHT 19970228 19970310 123030 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity California Municipal Income Fund on February 28, 1987. As the chart shows, by February 28, 1997, the value of the investment would have grown to $19,087 - a 90.87% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,688 - a 106.88% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS

                          YEAR ENDED YEAR ENDED   YEARS ENDED FEBRUARY 28,
                            FEBRUARY   FEBRUARY
                                 28,        29,

                                1997      1996   1995     1994     1993

Dividend returns               5.37%   5.86%    5.96%    5.82%    6.89%

Capital appreciation returns   0.79%    5.39%   -6.87%   -0.41%    7.34%

Total returns                  6.16%   11.25%   -0.91%   5.41%    14.23%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED FEBRUARY 28, 1997          PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.58(cents)   29.72(cents)   60.18(cents)

Annualized dividend rate                 5.05%         5.12%          5.20%

30-day annualized yield                  4.67%         -              -

30-day annualized tax-equivalent yield   8.05%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.82 over the past one month, $11.70 over the past six months and $11.57 over the past one year, you can compare the fund's income over these three periods. Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 41.95% combined effective 1997 federal and state tax bracket but does not reflect the payment of the federal alternative minimum tax, if applicable.
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Stable demand helped municipal
bonds perform better than their
investment-grade taxable
counterparts in the 12 months
ending February 28, 1997.
However, anticipation of short-term
interest rate increases by the
Federal Reserve Board negatively
affected all bonds. For the period,
the Lehman Brothers
Municipal Bond Index - a
broad measure of the municipal
bond market - had a total return of
5.51%. In comparison, the Lehman
Brothers Aggregate Bond Index -
a broad measure of the
performance of the U.S. taxable
bond market - returned 5.35%.
New issue supply in the municipal
market was strong through the
first half of the period, but
insurance companies and
individual investors helped sustain
demand. The diminishing
likelihood of significant tax reform
in the near future also helped
support the muni market. Like most
domestic bonds, munis were
affected by signs of strength in the
economy in the first half of 1996.
Nevertheless, the market
conditions that supported the muni
market helped it enter the fall
trading at expensive levels relative
to its taxable counterparts. Munis
stalled because their rich
valuations inhibited demand and
encouraged selling. From
December on, most bond markets
suffered from fears - confirmed by
Fed Chairman Alan Greenspan's
testimony before Congress in late
February - that latent inflation
pressures might encourage the
Fed to raise short-term rates.
Munis, however, outperformed
over the past few months, in part
because of a thin supply of new
issues.
(Portfolio Manager:  Jonathan Short photograph)

An interview with Jonathan Short, Portfolio Manager of Fidelity California Municipal Income Fund
Q. HOW DID THE FUND PERFORM, JON?
A. For the year ending February 28, 1997, the fund had a total return of 6.16%. For comparison purposes, the California municipal debt funds average, as tracked by Lipper Analytical Services, returned 4.81%, and the Lehman Brothers California Municipal Bond Index returned 5.49% for the same one year period.
Q. WHAT TYPES OF BONDS DID WELL?
A. Baa-rated securities were some of the market's - and the fund's - best performers and were a key reason why the fund fared better than many of its competitors. The main driver for their strong returns was tightening credit spreads - meaning lower-quality bonds' yields fell relative to higher-quality bonds during the period. As a result, the prices of lower-quality bonds generally performed better than higher-quality securities. Toward the end of the period, I sold some of these Baa-rated securities in order to lock in their gains. I would also point to non-callable bonds, which can't be redeemed by their issuer prior to maturity, as other winners during the past six months. When interest rates fall, municipal issuers often call - or redeem - bonds before their maturity and issue new bonds as a way to lower their interest costs. Because the bond market experienced a small rally over the past six months, non-callable bonds generally performed better than callable bonds.
Q. WHAT STRATEGIES DID YOU EMPLOY OVER THE PAST SIX MONTHS?
A. I focused on bonds with maturities in the intermediate range - those with maturities of between five and 20 years - while keeping the fund's holdings in shorter- and longer-term bonds light. I chose to emphasize intermediate bonds because I believed that their expected total return was greater than that of longer-maturity bonds. Additionally, I did not believe that many longer-term securities offered enough additional yield to compensate investors for their added interest rate sensitivity. All in all, I felt that intermediate maturity bonds were attractive on a risk/return basis.
Q. THERE HAS BEEN A LOT OF CONSOLIDATION IN THE HEALTH CARE SECTOR RECENTLY. DID IT HAVE ANY EFFECT ON THE FUND?
A. Yes, it did. To the benefit of the fund, bonds issued by Sequoia Hospital performed well when it was merged with Catholic Health Care West. Additionally, our holdings in Eisenhower Hospital, issued by Rancho Mirage Joint Powers Financing Authority, were advance refunded. With an advance refunding, an issuer with existing bonds in the market will issue a second set of bonds. Proceeds from this sale are then invested in high-quality U.S. Treasury securities, and these Treasuries then secure the original bonds until the call date.
Q. THE FUND'S STAKE IN GENERAL OBLIGATION BONDS (GOS) ISSUED BY THE STATE HAS INCREASED OVER THE PAST SIX MONTHS. WHY WERE THESE SECURITIES ATTRACTIVE?
A. GOs issued by the state are backed by its full faith and credit and are repaid by general revenue, in contrast to revenue from a specific facility or project built with borrowed funds. In my opinion the state's credit worthiness has improved as its economy has rebounded. In fact, revenue collections have improved to the point where estimates call for the state's budget to post $1 billion more in revenues than originally projected.
Q. WHAT'S YOUR OUTLOOK?
A. From a supply and demand standpoint, I'm optimistic about municipals. I don't expect to see a tremendous amount of new bonds issued. What increase in supply we see likely will be easily digested if demand remains firm. How municipals fare over the next year will depend heavily on the direction of interest rates, but I don't think anyone can accurately pinpoint where interest rates will be a year from now. That said, we may continue to see some volatility in the bond market as long as there are conflicting signs about the economy and inflation trends.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income for California
residents
FUND NUMBER: 091
TRADING SYMBOL: FCTFX
START DATE: July 7, 1984
SIZE: as of February 28, 1997,
more than $485 million
MANAGER: Jonathan Short,
since 1995; manager,
Spartan Florida Municipal
Income, since 1996; Fidelity
Advisor California Municipal
Income and Spartan
Arizona Municipal Income,
since 1995; Spartan
California Municipal Income,
Spartan California
Intermediate Municipal
Income, Fidelity California
Insured Municipal Income and
Fidelity Minnesota Municipal
Income, since 1995; joined
Fidelity in 1990
(checkmark)

JONATHAN SHORT ON
CALIFORNIA'S ECONOMY:
"The strength of California's
economic rebound is an
important component in the
overall performance of
California municipal bonds.
For a number of reasons, I am
optimistic about California's
economy. The first is
employment growth,
which continues to outpace
the nation as a whole.
Second, the state budget is
posting revenues well ahead
of projections, thanks mostly
to rising tax collections. Third,
the rebound has grown to be
more broad-based, with
Southern California finally
showing improvements after
lagging behind the northern
part of the state. Finally,
permits to build new houses
are up about 15% this year
and sales of existing homes
seem to have stabilized."
FIDELITY CALIFORNIA  MUNICIPAL  INCOME  FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF FEBRUARY 28, 1997
                      % OF FUND'S   % OF FUND'S INVESTMENT
                      INVESTMENTS   S
                                    IN THESE SECTORS
                                    6 MONTHS AGO

General Obligation    30.3          26.5

Electric Revenue      15.0          13.4

Health Care           11.0          11.4

Special Tax           10.8          12.3

Water & Sewer         9.6           10.3

AVERAGE YEARS TO MATURITY AS OF FEBRUARY 28, 1997
                                    6 MONTHS AGO

Years                14.6           15.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF FEBRUARY 28, 1997
                                   6 MONTHS AGO

Years                7.6           7.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF FEBRUARY 28, 1997 AS OF AUGUST 31, 1996
Aaa 38.9%
Aa, A 42.3%
Baa 12.3%
Caa 0.0%
Non-rated 3.9%
Short-term
investments 2.6%
Aaa 40.2%
Aa, A 39.3%
Baa 13.2%
Caa 0.0%
Non-rated 4.0%
Short-term
investments 3.3%
Row: 1, Col: 1, Value: 38.9
Row: 1, Col: 2, Value: 42.3
Row: 1, Col: 3, Value: 12.3
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 3.9
Row: 1, Col: 6, Value: 2.6
Row: 1, Col: 1, Value: 40.2
Row: 1, Col: 2, Value: 39.3
Row: 1, Col: 3, Value: 13.2
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 4.0
Row: 1, Col: 6, Value: 3.3
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.
FIDELITY CALIFORNIA MUNICIPAL INCOME FUND

INVESTMENTS FEBRUARY 28, 1997
Showing Percentage of Total Value of Investments in Securities


MUNICIPAL BONDS - 97.4%

                                 MOODY'S RATINGS  PRINCIPAL   VALUE
                                 (UNAUDITED) (B)     AMOUNT (NOTE 1)
CALIFORNIA - 97.4%
Alameda County Ctfs. of Prtn. Rfdg.
(Santa Rita Jail Proj.) 5.375% 6/1/09
(MBIA Insured)                              Aaa $ 4,100,000 $ 4,212,750
Alameda Hsg. Auth. Multi-Family Hsg. Rev.
(Independence Apts.) Series A, 7.50%
2/20/31 (GNMA Coll.)                        AAA  2,605,000  2,673,381
Buena Park Commty. Redev. Agcy. Tax
Allocation
Rfdg. (Central Business Dist. Proj.)
7.10% 9/1/14                               BBB+  2,000,000  2,117,500
Burbank Redev. Agcy. Tax Allocation
Series A,
5.75% 12/1/08                              Baa1  2,300,000  2,337,375
California Dept. Wtr. Resources Rev.
(Central Valley Proj.) Series O,
4.75% 12/1/17                                Aa  2,000,000  1,775,000
California Edl. Facs. Auth. Rev.:
 Rfdg. (Chapman Univ.) 5.375% 10/1/16       AAA  1,000,000  962,500
 Rfdg. (Univ. of Southern California)
Series A,  5.65%10/1/10 (f)                 Aa3  1,000,000  1,011,250
 (Stanford Univ.) Series J, 6% 11/1/16      Aaa  1,955,000  2,011,206
California Gen. Oblig.:
 Unltd. Tax 6.40% 2/1/05                     A1  1,685,000  1,866,138
 6.10% 11/1/01                               A1  1,250,000  1,339,063
 5.50% 6/1/03                                A1  3,000,000  3,150,000
 6% 9/1/03                                   A1  4,000,000  4,320,000
 7% 10/1/04                                  A1  1,000,000  1,145,000
 6.90% 4/1/05                                A1  1,350,000  1,542,375
 6.50 2/1/07                                 A1  1,000,000  1,123,750
 6% 10/1/08                                  A1  1,500,000  1,633,125
 4.75% 9/1/10                                A1  1,400,000  1,330,000
 6.50% 9/1/10                                A1  2,400,000  2,706,000
 7% 10/1/10                                  A1  1,000,000  1,176,250
 5.25% 10/1/13                               A1  1,700,000  1,661,750
 5.25% 10/1/14                               A1  3,000,000  2,913,750
 6.25% 10/1/19                               A1  4,200,000  4,593,750
California Health Facs. Fing. Auth. Rev.:
 Rfdg. (Alexian Brothers, San Jose):
  7.05% 1/1/09 (MBIA Insured)               Aaa  4,500,000  4,854,375
  7.125% 1/1/16 (MBIA Insured)              Aaa  2,510,000  2,691,975
 Rfdg. (Children's Hosp.) Series
A, 6% 7/1/05  (MBIA Insured)                Aaa  1,850,000  2,004,938
 (Gould Med. Foundation) Series A, 7.30%
 4/1/20 (Escrowed to Maturity) (c)            A  3,000,000  3,300,000
MUNICIPAL BONDS - CONTINUED
                                 MOODY'S RATINGS  PRINCIPAL   VALUE
                                 (UNAUDITED) (B)     AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
California Health Facs. Fing. Auth. Rev.: - continued
 (Kaiser Permanente Health Sys.):
  Series A, 0% 10/1/09                       Aa3 $ 7,140,000 $ 3,632,475
  Series A, 0% 10/1/10                       Aa3  3,795,000  1,807,369
 (St. Elizabeth Hosp. Proj.) 6.30% 11/15/15
 (Pre-Refunded to 11/15/02 @ 102) (c)         A1  1,000,000  1,110,000
 (Sacramento Med. Foundation) Series F,
 7.875% 6/1/18                                 A  1,000,000  1,052,500
 (Summit Medical Ctr.) Series A, 5.50%
5/1/05  (FSA Insured)                        Aaa  1,200,000  1,251,000
California Hsg. Fin. Agcy. Rev. (Home Mtg.):
 Series A, 5% 8/1/03 (MBIA Insured)          Aaa  1,995,000  2,004,975
 Series F, 7.875% 8/1/19                      Aa  725,000  749,469
California Industry Urban Ind. Dev. Agcy.:
 Rfdg. (Civic Recreational Proj.#1) Series A,
7.375% 5/1/12                                  -  7,990,000  8,178,484
California Poll. Cont. Fing. Auth. Poll.
Cont. Rev.:
 Rfdg. (San Diego Gas & Elec.) Series A,
 5.90% 6/1/14                                 A2  2,000,000  2,097,500
 (General Motors Corp.) 5.50% 4/1/08          A3  1,500,000  1,501,875
California Pub. Cap. Impt. Fing. Auth. Rev.
(Pooled Proj.) Series B, 8.10% 3/1/18
(MBIA Insured)                               Aaa  945,000  989,717
California Pub. Works. Board Lease Rev.:
 Rfdg. (California Commty. Colleges)
Series D,
 5.37% 3/1/12                                  A  1,500,000  1,481,250
 Rfdg. (Commty. College Proj.) Series A,
 5.875% 10/1/08                                A  2,000,000  2,092,500
 Rfdg. (Dept. Corrections State Prisons,
Monterey):
  Series A, 5% 12/1/19 (AMBAC Insured)       Aaa  3,250,000  3,030,625
  Series D:
   5.375% 11/1/11                              A  1,500,000  1,483,125
   5.375% 11/1/14                              A  4,000,000  3,905,000
 Rfdg. (Univ. of California Projs.) Series A:
  5.40% 12/1/16 (AMBAC Insured) (f)          Aaa  2,000,000  1,947,500
  6.375% 10/1/19                               A  1,250,000  1,334,375
 (California Univ. Proj.):
  Series A:
   6.50% 9/1/03                                A  1,045,000  1,141,663
   5.50% 6/1/10                               A1  1,915,000  1,953,300
   5.50% 6/1/14                               A1  10,775,000  10,707,656
MUNICIPAL BONDS - CONTINUED
                                 MOODY'S RATINGS  PRINCIPAL   VALUE
                                 (UNAUDITED) (B)     AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
California Pub. Works. Board Lease Rev.: - continued
 (California Univ. Proj.): - continued
  Series B:
   5.25% 6/1/07                               A1 $ 2,965,000 $ 3,028,006
   6.40% 12/1/09                              A1  1,000,000  1,113,750
   5.55% 6/6/10                               A1  3,195,000  3,274,875
   5.50% 6/1/14                               A1  2,750,000  2,667,500
 (Corcoran II) Series A, 6%1/1/05
 (AMBAC Insured)                             Aaa  3,000,000  3,228,750
 (Dept. Correction State Prisons, Susanville)
 Series D, 5.25% 6/1/15 (FSA Insured)        Aaa  2,000,000  1,950,000
 (Madera State Prison) Series E:
  5% 6/1/06                                   A1  1,730,000  1,745,138
  6.30% 10/1/10                                A  2,000,000  2,155,000
  5.50% 6/1/15                                 A  1,750,000  1,747,813
  5.50% 6/1/19                                 A  2,000,000  1,927,500
California Rural Home Mtg. Fin. 4.45% 8/1/01
(MBIA Insured)                               Aaa  2,500,000  2,481,250
California Statewide Commty. Dev. Corp.
Ctfs. of Prtn.:
  Rfdg. (Insured Hosp.) (Triad Healthcare)
  6.25% 8/1/06                                A+  2,000,000  2,097,500
 (Children's Hosp.) 6% 6/1/13 (MBIA
Insured)                                     Aaa  900,000  955,125
 (Odd Fellows) 5.375% 10/1/13                 A+  2,500,000  2,390,625
 (St. Joseph Health Sys.):
  5.50% 7/1/14                               Aa3  3,500,000  3,438,750
  5.50% 7/1/23                               Aa3  1,500,000  1,456,875
 (Sisters of Charity Leavenworth) 5%
12/1/23                                      Aa3  5,375,000  4,857,656
 (Villaview Commty. Hosp., Inc.) Series A,
 7% 9/1/09  A  955,000  1,034,981
  7.2628% 7/1/13 (MBIA Insured) INFL (h)     Aaa  2,000,000  2,005,000
California Wtr. Resources 5.90% 12/1/05       Aa  1,005,000  1,086,656
Campbell Ctfs. of Prtn. Rfdg. (Civic Center
Proj.) 6% 10/1/18                              A  2,400,000  2,400,000
Carson Redev. Agcy. Rfdg. Tax Allocation:
Area #1:
  6.375% 10/1/12                            Baa1  1,500,000  1,531,875
  6.375% 10/1/16                            Baa1  1,000,000  1,017,500
 Area #2 6% 10/1/13                          Baa  1,750,000  1,754,375
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Rfdg.
(Wtr. Sys. Impt. Proj.) Series A, 7% 8/1/13
(MBIA Insured)                               Aaa  1,580,000  1,868,350
MUNICIPAL BONDS - CONTINUED
                                 MOODY'S RATINGS  PRINCIPAL   VALUE
                                 (UNAUDITED) (B)     AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Central California Joint Pwrs. Health Fing.
Auth. Ctfs. of Prtn.Rfdg.
(Commty. Hosp. of Central California)
5.25% 2/2/04                                Baa1 $ 2,000,000 $ 1,960,000
Central Coast Wtr. Auth. Rev. Rfdg.
(Regional Facs.)
Series A, 5% 10/1/16 (AMBAC Insured)         Aaa  1,400,000  1,307,250
Central Valley Fing. Auth. Rev.
(Cogeneration Proj.)
 (Carson Ice Gen. Proj.):
  5.80% 7/1/04                              BBB-  1,500,000  1,552,500
  6% 7/1/09                                 BBB-  1,750,000  1,785,000
  6.10% 7/1/13                              BBB-  1,000,000  1,015,000
  6.20% 7/1/20                              BBB-  2,450,000  2,483,688
Contra Costa County Ctfs. of Prtn.
 (Merrithew Mem. Hosp.):
  Cap. Appreciation 0%, 11/1/13               A1  6,805,000  2,645,444
  0% 11/1/07  A1  4,615,000  2,595,938
Contra Costa Trans. Auth. Sales Tax Rev.
Series A:
 6% 3/1/04 (FGIC Insured)                    Aaa  1,000,000  1,085,000
 6% 3/1/06 (FGIC Insured)                    Aaa  2,500,000  2,721,875
Culver City Redev. Fing. Auth. Rev. Rfdg.
Tax Allocation 4.60% 11/1/20
(AMBAC Insured)                              Aaa  1,500,000  1,265,625
Desert Hosp. Dist. Rev. Ctfs. of Prtn.
6.392% 7/28/20 (FSA Insured)                 Aaa  5,200,000  5,382,000
Duarte Ctfs. of Prtn. (City of Hope Nat'l.
Med. Ctr.):
 6% 4/1/08                                  Baa1  2,000,000  2,022,500
 6.25% 4/1/23                               Baa1  3,000,000  3,026,250
East Bay Muni. Util. Dist. Wtr. Sys. Rev.
Sub. Rfdg.:
 5.75% 6/1/04 (MBIA Insured)                 Aaa  4,000,000  4,275,000
 6.10% 6/1/07                                 A1  1,250,000  1,335,938
 6% 6/1/09 (AMBAC Insured)                   Aaa  1,000,000  1,056,250
East Bay Reg. Park Dist. Series C:
 6.5% 9/1/02 (FGIC Insured)                  Aaa  1,220,000  1,342,000
 6.50% 9/1/03 (FGIC Insured)                 Aaa  1,285,000  1,426,350
Eastern Muni. Wtr. Dist. Wtr. & Swr. Rev.
Ctfs. of Prtn. 6.75% 7/1/12 (FGIC Insured)   Aaa  1,600,000  1,846,000
Elk Grove Unified School Dist. Spl. Tax Rfdg.
(Commty. Facs. Dist. #1) 6.50%
12/1/07 (AMBAC Insured)                      Aaa  840,000  953,400
Encintas Unified School Dist. (Cap.
Appreciation) 0% 8/1/04 (MBIA Insured)       Aaa  1,250,000  868,750
MUNICIPAL BONDS - CONTINUED
                                 MOODY'S RATINGS  PRINCIPAL   VALUE
                                 (UNAUDITED) (B)     AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Fontana Redev. Agcy. Tax Allocation Rfdg.
(Jurupa Hills):
  Series 1992 A, 7.10% 10/1/23               BBB $ 2,495,000 $ 2,610,394
  Series A, 7% 10/1/14                      BBB+  2,300,000  2,420,750
Foothill/Eastern Trans. California Toll
Rd. Rev. Sr. Lien Series A, 0% 1/1/05        Baa  1,000,000  641,250
Foster City Pub. Fing. Auth. Rev.
(Foster City Commty. Rev. Proj.) Series A:
  6% 9/1/06                                   A-  1,355,000  1,400,731
  6% 9/1/07                                   A-  1,440,000  1,495,800
  6% 9/1/13                                   A-  1,925,000  1,929,813
Fountain Valley Agcy. for Commty. Dev. Tax
Allocation:
  (Civic Recreational Proj.#1-B)
  7.375% 5/1/15                                -    245,000  250,799
  (Ind. Area Redev. Proj.)
  9.10% 1/1/15                              BBB+  1,745,000  1,777,370
Intermodal Container Transfer Facs. Joint
Pwr. Auth.
Rev. Rfdg. Series 1989 A, 7.70% 11/1/14,
LOC Industrial Bank of Japan (BIG Insured)    A1  1,500,000  1,567,500
Irvine Ranch Wtr. Dist. Joint Pwr. Agcy.
Local Pool Rev.:
  7.875% 2/15/23                              A+     390,000  402,386
  8.25% 8/15/23                               A+  13,175,000  13,883,156
Kern High School Dist. Gen. Oblig.
7% 8/1/09 (Escrowed to Maturity) (c)           A  1,090,000  1,265,763
Kings River Conservation Dist. Rev. Rfdg.
(Pine Flat Pwr. Rev.) Series D,
6.375% 1/1/12                                 Aa  3,830,000  4,035,863
La Quinta Redev. Agcy. Rfdg. (Tax Allocation
Proj. Area #1) 7.30% 9/1/05 (MBIA Insured)   Aaa  1,000,000  1,178,750
Livermore Redev. Agcy. Tax Allocation Rev.
(Livermore Redev. Proj.) Series A, 7.75%
8/1/09                                         -  1,000,000  1,018,550
Local Gov't. Fin. Auth. Rev. (Oakland
Central Dist.) 0% 9/1/08                     Aaa  3,710,000  2,040,500
Los Angeles Ctfs. of Prtn. (Health Facs.
Construction Loan) (Bay Harbor Hosp.)
7.30% 4/1/20                                   A  2,000,000  2,127,500
Los Angeles County Ctfs. of Prtn.:
 (Correctional Facs.) 0%, 9/1/10 (MBIA
Insured)  (Escrowed to Maturity) (c)         Aaa  3,770,000  1,819,025
 (Disney Parking Proj.) (Cap. Appreciation):
  0% 3/1/11                                 Baa1  1,950,000  799,500
  0% 3/1/13                                 Baa1  2,835,000  1,009,969
  0% 9/1/17                                 Baa1  3,370,000  876,200
MUNICIPAL BONDS - CONTINUED
                                 MOODY'S RATINGS  PRINCIPAL   VALUE
                                 (UNAUDITED) (B)     AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Los Angeles County Ctfs. of Prtn.: - continued
 (Disney Parking Proj.) (Cap. Appreciation): - continued
  0% 3/1/18                                 Baa1 $ 3,000,000 $ 753,750
  0% 3/1/20                                 Baa1  1,000,000  220,000
Los Angeles County Metropolitan Trans. Auth.
Sales Tax Rev. Prop. C, Series A:
  5.90% 7/1/03 (AMBAC Insured)               Aaa  1,655,000  1,783,263
  5.90% 7/1/04 (AMBAC Insured)               Aaa  2,100,000  2,273,250
  5.90% 7/1/07 (AMBAC Insured)               Aaa  1,730,000  1,881,375
Los Angeles Hbr. Dept. Rev. 7.60% 10/1/18
(Escrowed to Maturity) (c)                    Aa  7,540,000  9,340,175
Los Angeles Wastewtr. Sys. Rev. Rfdg.:
 Series A, 6% 2/1/04 (FGIC Insured)          Aaa  1,500,000  1,616,250
 Series D:
  4.70% 11/1/17 (FGIC Insured)               Aaa  2,000,000  1,742,500
  5.20% 11/1/21 (FGIC Insured)               Aaa  2,000,000  1,850,000
Madera County. Ctfs. Prtn. (Valley
Children's Hospital) 6.25% 3/15/05 (MBIA
Insured)                                     Aaa  500,000  547,500
Metropolitan Wtr. Dist. Southern California
Rev.:
 (Special Dist. G.O.s) 5% 3/1/02             Aaa  1,600,000  1,652,000
 5.75% 8/12/18                                Aa  5,000,000  5,018,750
 5% 7/1/20                                    Aa  2,515,000  2,279,219
 7.661% 8/5/22 INFL (h)                       Aa  1,300,000  1,332,500
Modesto Irrigation Dist. Ctfs. of Prtn.
 Rfdg. & Cap. Impts. Series A:
  0% 10/1/05 (MBIA Insured)                  Aaa  2,140,000  1,404,375
  0% 10/1/08 (MBIA Insured)                  Aaa  2,270,000  1,242,825
 (Geysers Geothermal Pwr. Proj.) Series
1986,  5% 10/1/17                             A1  5,000,000  4,500,000
Northern California Pwr. Agcy. Pub. Pwr. Rev.:
 Rfdg. (Geothermal Proj. #3-B) 5.50%
 7/1/01 (AMBAC Insured)                      Aaa  1,500,000  1,567,500
 Rfdg. (Geothermal Proj.) Series A, 5.80%
 7/1/09 (AMBAC Insured)                      Aaa  1,875,000  1,992,188
 Crossover Rfdg. (Geothermal Proj. #3)
Series A,  5.50% 7/1/05 (AMBAC Insured) (g)  Aaa  2,250,000  2,370,938
 7.50% 7/1/23 (AMBAC Insured)
 (Pre-Refunded to 7/1/21 @ 100) (c)          Aaa  1,355,000  1,681,894
Northern California Trans. Rev. (Ore Trans.
Proj.) Series A, 7% 5/1/13 (MBIA Insured)    Aaa  7,000,000  8,303,750
MUNICIPAL BONDS - CONTINUED
                                 MOODY'S RATINGS  PRINCIPAL   VALUE
                                 (UNAUDITED) (B)     AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Oakland Ctfs. of Prtn. Rfdg. (Oakland
Museum) Series A, 0%, 4/1/07
(AMBAC Insured)                             Aaa $ 2,750,000 $ 1,653,438
Ontario Redev. Fing. Auth. Rev. (Cap.
Appreciation Proj. #1) (Ctr. City)
0% 8/1/10 (MBIA Insured)                    Aaa  3,255,000  1,578,675
Orange County Local Trans. Auth. Sales
Tax Rev. First Series-Measure M, 6%
2/15/08 (AMBAC Insured)                     Aaa  1,250,000  1,346,875
Placer County Wtr. Agcy. Rev. (Middle
Fork Proj.) Series A, 3.75% 7/1/12            A  8,830,000  7,450,313
Pleasanton Joint Pwrs. Fing. Auth. Rev.
Reassessment Series A:
  5.70% 9/2/01                              Baa  1,215,000  1,243,856
  5.80% 9/2/02                              Baa  2,820,000  2,901,075
  6.15% 9/2/12                              Baa  2,830,000  2,872,450
Port Oakland Port. Rev. Rfdg. (Cap.
Appreciation) Series F:
  0% 11/1/06 (MBIA Insured)                 Aaa  1,640,000  1,010,650
  0% 11/1/07 (MBIA Insured)                 Aaa  4,250,000  2,465,000
  0% 11/1/08 (MBIA Insured)                 Aaa  1,770,000  964,650
Rancho Mirage Joint Pwrs. Fing. Auth.
Ctfs. of Prtn. (Eisenhower Mem. Hosp.)
7% 3/1/22 (Pre-Refunded to 3/1/02 @102) (c)  A2  3,300,000  3,733,125
Rancho Wtr. Dist. Fing. Auth. Rev. Rfdg.
6.50% 11/1/04 (FGIC Insured)                Aaa  1,985,000  2,215,756
Riverside County Asset Leasing Corp.
Leasehold Rev. (Riverside County Hosp.
Proj.) Series A, 6.50% 6/1/12                 A  7,000,000  7,542,500
Riverside Unified School Dist. Ctfs. of Prtn.
(Cap. Appreciation Land Acquisition Proj.)
Series B, 0% 9/1/26 (FSA Insured) (d)       Aaa  1,940,000  1,852,700
Sacramento Cogeneration Auth. Cogeneration
Proj. Rev. (Proctor & Gamble Proj.) :
  5.40% 7/1/98                             BBB-  1,000,000  1,011,250
  5.90% 7/1/02                             BBB-  1,000,000  1,037,500
  6.375% 7/1/10                            BBB-  700,000  729,750
  6.50% 7/1/14                             BBB-  1,000,000  1,043,750
Sacramento Fing. Auth. Lease Rev. Rfdg.
Series A, 5.375% 11/1/14 (AMBAC Insured)    Aaa  2,225,000  2,213,875
Sacramento Muni. Util. Dist. Elec. Rev.:
 Rfdg. Series G, 6.5% 9/1/13                Aaa  2,100,000  2,370,375
  1.76% 11/15/08 (FGIC Insured) (e)         Aaa  7,000,000  6,763,750
  6.30% 8/15/18 (FGIC Insured)              Aaa  3,500,000  3,648,750
MUNICIPAL BONDS - CONTINUED
                                 MOODY'S RATINGS  PRINCIPAL   VALUE
                                 (UNAUDITED) (B)     AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Sacramento Pwr. Auth. Cogeneration Proj. Rev.:
 6.50% 7/1/06                             BBB- $ 3,000,000 $ 3,221,250
 6.50% 7/1/07                             BBB-  1,000,000  1,067,500
San Bernardino County Ctfs. of Prtn.:
 Rfdg. (Med. Ctr. Fin.) 5.50% 8/1/22      Baa1  5,500,000  5,204,375
 (Cap. Facs. Proj.) Series B, 6.875%
8/1/24  (Escrowed to Maturity) (c)        Baa1  2,500,000  2,959,375
San Diego County Reg'l. Trans. Commission
Sales Tax Rev. Second Series A:
  6.25% 4/1/03 (FGIC Insured)              Aaa  4,000,000  4,365,000
  6% 4/1/04 (FGIC Insured)                 Aaa  2,875,000  3,112,188
San Diego County Wtr. Auth. Crtfs. of
Prtn. 5.632% 4/25/07 (FGIC Insured)        Aaa  2,500,000  2,606,250
San Diego Multi-Family Hsg. Rev.
(Island Gardens Apts. Proj.) Series B
(GNMA Coll.) 9.50% 10/20/20, LOC Swiss
Bank                                       AAA  1,585,000  1,603,608
San Diego Pub. Facs. Fing. Swr. 6% 5/15/07
(FGIC Insured)                             Aaa  1,500,000  1,623,750
San Diego Swr. Rev. Series A, 5% 5/15/13
(AMBAC Insured)                            Aaa  2,000,000  1,890,000
San Francisco Bay Area Rapid Transition
Dist. Sales Tax Rev. Rfdg. 6.75% 7/1/10
(AMBAC Insured)                            Aaa  1,500,000  1,734,375
San Francisco Bldg. Auth. Lease Rev.
(Dept. Gen. Svcs. Lease)
Series A, 5% 10/1/08                         A  1,320,000  1,295,250
San Francisco City & County Gen. Oblig.:
 Series 1995 A & B, 6.50% 6/15/03
 (FGIC Insured)                            Aaa  1,500,000  1,651,875
 7.20% 9/1/01  A1  625,000  647,369
San Francisco City & County Public Safety Impt.
Proj. Series B, 7.20% 6/15/05               A1  1,000,000  1,056,250
San Francisco City & County Redev. Agcy.
7.75% 9/1/06                                 -  9,000,000  9,315,810
San Francisco City & County Redev. Fing. Auth.
Tax Allocation Rev. Series A:
  0% 8/1/06 (FGIC Insured)                 Aaa  1,035,000  652,050
  0% 8/1/07 (FGIC Insured)                 Aaa  1,085,000  641,506
  0% 8/1/08 (FGIC Insured)                 Aaa  1,085,000  602,175
  0% 8/1/09 (FGIC Insured)                 Aaa  1,085,000  562,844
  0% 8/1/10 (FGIC Insured)                 Aaa  1,085,000  526,225
MUNICIPAL BONDS - CONTINUED
                                 MOODY'S RATINGS  PRINCIPAL   VALUE
                                 (UNAUDITED) (B)     AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
San Francisco City & County School Dist. Facs.
Impt. Proj. Series C, 6.20% 6/15/11
(FGIC Insured)                             Aaa $ 1,755,000 $ 1,851,525
San Francisco City & County Swr. Rev. Rfdg.
5.90% 10/1/08 (AMBAC Insured)              Aaa  2,000,000  2,112,500
San Joaquin County Ctfs. of Prtn.
(General Hosp. Proj.) 5.70% 9/1/01           A  1,000,000  1,023,750
San Jose Ctfs. of Prtn. Rfdg.
(Communication Ctr. Proj.)
6.50% 5/1/10 (MBIA Insured)                Aaa  3,500,000  3,766,875
Santa Ana Commty. Redev. Agcy. Tax
Allocation (Santa Ana Redev. Proj.)
Series B, 6.50 12/15/14                    AAA  830,000  883,950
Santa Clara Elec. Rev. Series B,
0% 7/1/06 (MBIA Insured)                   Aaa  2,080,000  1,310,400
Santa Clara Fing. Lease Auth. Rev.
(VMC Fac. Replacement Proj.) Series A,
7.75% 11/15/09 (AMBAC Insured)             Aaa  3,725,000  4,656,250
Santa Margarita Dana Point Auth. Rev.
(Impt. Dists. 1-2-2A 8, Series A:
 7.25% 8/1/07 (MBIA Insured)               Aaa  2,200,000  2,615,250
  7.25% 8/1/12 (MBIA Insured)              Aaa  1,865,000  2,251,988
Sequoia Hosp. Rev. Rfdg. 5.375% 8/15/13
(Escrowed to Maturity) (c)                 Baa  2,300,000  2,291,375
South Orange County Pub. Fin. Auth. Spl.
Tax Rev.:
 (Foothill Area) Series C,
 7.50% 8/15/06 (FGIC Insured)              Aaa  2,000,000  2,412,500
 (Sr. Lien) Series A, 7% 9/1/09 (MBIA
Insured)                                   Aaa  3,000,000  3,532,500
Southern California Pub. Pwr. Auth. Pwr.
Proj. Rev.:
 Rfdg. (Mead Adelanto Proj.) Series A,
 4.75% 7/1/16 (AMBAC Insured)              Aaa  2,000,000  1,775,000
 Rfdg. (Palo Verde Proj.) Series A,
 6% 7/1/07 (AMBAC Insured)                 Aaa  1,000,000  1,091,250
 (Multiple Proj.):
  6.75% 7/1/10                               A  1,400,000  1,578,500
  6.75% 7/1/11                               A  4,000,000  4,495,000
Southern California Pub. Pwr. Auth.
Transmission
Proj. Rev. Rfdg. (Sub Southern Transmission)
Series A, 6% 7/1/06 (MBIA Insured)         Aaa  1,000,000  1,092,500
Stanislaus County Ctfs. of Prtn. 5.25%
5/1/14 (MBIA Insured)                      Aaa  1,500,000  1,455,000
MUNICIPAL BONDS - CONTINUED
                                 MOODY'S RATINGS  PRINCIPAL   VALUE
                                 (UNAUDITED) (B)     AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Sulphur Springs Unified School Dist.
Series A:
 0% 9/1/07 (MBIA Insured)                  Aaa $ 4,445,000 $ 2,578,100
 0% 9/1/09 (MBIA Insured)                  Aaa  2,485,000  1,267,350
Univ. of California Rev. (Multiple Purpose
Projs.) Series D, 6.10% 9/1/10 (MBIA
Insured)                                   Aaa  2,000,000  2,107,500
Upland Hosp. Ctfs. of Prtn.
(San Antonio Commty. Hosp.):
  5.25% 1/1/08                               A  1,850,000  1,801,438
  5.25% 1/1/13                               A  5,500,000  5,073,750
  5% 1/1/18                                  A  1,500,000  1,312,500
West Covina Ctfs. of Prtn. (Queen of the
Valley Hosp.) 6 50% 8/15/24                 A2  1,100,000  1,142,616
TOTAL MUNICIPAL BONDS
(Cost $444,307,087)                                       470,446,193
MUNICIPAL NOTES (A) - 2.6%
CALIFORNIA - 2.6%
California Gen. Oblig. RAN 4.50% 6/30/97  MIG 1  2,000,000  2,005,880
California Poll. Cont. Fin. Auth.
Poll. Cont. Rev.:
 Rfdg. (Pacific Gas & Elec.) Series C,
 3.40%, LOC Bank of America, VRDN           A-1+  2,300,000  2,300,000
 (Southern California Edison Proj.)
 Series 1986 C, 3.50%, VRDN               VMIG 1  3,500,000  3,500,000
California Poll. Cont. Fing. Auth.
 Resource Recovery Rev. (Ultra Pwr.
Rocklin Proj.) Series 1988 A, 3.45%,
LOC Security Pacific Nat'l. Bank, VRDN (i)   P-1  1,900,000  1,900,000
Fresno County Unltd. TRAN 4.75% 9/29/97    SP-1+  2,000,000  2,012,520
Los Angeles Gen. Oblig. TRAN,
Series 1996-1997, 4.50% 6/30/97
LOC Bank of Amer. Nat'l Trust & Savings    MIG 1  1,000,000  1,002,950
TOTAL MUNICIPAL NOTES
(Cost $12,721,350)                                           12,721,350
TOTAL INVESTMENTS - 100%
(Cost $457,028,437)                                          $483,167,543
FUTURES CONTRACTS
                                    EXPIRATION UNDERLYING FACE UNREALIZED
                                          DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
52 Municipal Bond Contracts          June 1997     $ 5,939,375 $ (15,097)
25 30-Year Treasury Bond Contracts   June 1997       2,760,938    (2,570)
                                                               $ (17,667)

THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.8%
SECURITY TYPE ABBREVIATIONS
INFL - Inverse Floating Rate Security
RAN - Revenue Anticipation Notes
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Security collateralized by an amount sufficient to pay interest and principal.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
(f) Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
(g) A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $368,813.
(h) Coupon is inversely indexed to a floating interest rate. The price will be more volatile that the price of a comparable fixed rate security. The rate shown is the rate at period end.
(i) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 70.3% AAA, AA, A 81.9%
Baa         7.3% BBB         7.2%
Ba          0.0% BB          0.0%
B           0.0% B           0.0%
Caa         0.0% CCC         0.0%
Ca, C       0.0% CC, C       0.0%
                 D           0.0%
The percentage not rated by either S&P or Moody's amounted to 3.9%. FMR has determine that unrated debt securities that are lower quality account for 0.0% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation                   30.3%
Electric Revenue                     15.0
Health Care                          11.0
Special Tax                          10.8
Water & Sewer                         9.6
Lease Revenue                         8.5
Escrowed/Pre-refunded                 7.0
Others (individually less than 5%)    7.8
TOTAL                               100.0%
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $457,028,437. Net unrealized appreci-ation aggregated $26,139,106, of which $27,208,729 related to appreciated investment securities and $1,069,623 related to depreciated investment securities.
At February 28, 1997, the fund had a capital loss carryforward of approximately $4,627,000 which will expire on February 29, 2004.
At February 28, 1997, the fund was required to defer approximately $3,496,000 of losses on futures contracts.
During fiscal year ended 1997, 100% (unaudited) of the fund's income dividends was free from federal income tax, and .20% (unaudited) of the fund's income dividends was subject to the federal alternative minimum tax. FIDELITY CALIFORNIA MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 FEBRUARY 28, 1997

ASSETS

Investment in securities, at value (cost $457,028,437) -                  $ 483,167,543
See accompanying schedule

Cash                                                                       19,881

Interest receivable                                                        6,922,366

Receivable for daily variation on futures contracts                        6,313

 TOTAL ASSETS                                                              490,116,103

LIABILITIES

Payable for investments purchased

 Delayed Delivery                                           $ 2,989,189

Payable for fund shares redeemed                             429,103

Distributions payable                                        538,831

Accrued management fee                                       158,637

Other payables and accrued expenses                          102,428

 TOTAL LIABILITIES                                                         4,218,188

NET ASSETS                                                                $ 485,897,915

Net Assets consist of:

Paid in capital                                                           $ 467,933,886

Accumulated undistributed net realized gain (loss)                         (8,157,410)
on investments

Net unrealized appreciation (depreciation) on                              26,121,439
investments

NET ASSETS, for 41,148,631 shares outstanding                             $ 485,897,915

NET ASSET VALUE, offering price and redemption price per                   $11.81
share ($485,897,915 (divided by) 41,148,631 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED FEBRUARY 28, 1997

INTEREST INCOME                                                          $ 27,744,838

EXPENSES

Management fee                                             $ 1,897,759

Transfer agent, accounting and custodian fees and           809,619
expenses

Non-interested trustees' compensation                       1,188

Registration fees                                           9,303

Audit                                                       37,611

Legal                                                       4,950

Reports to shareholders                                     505

Miscellaneous                                               5,167

 Total expenses before reductions                           2,766,102

 Expense reductions                                         (4,126)       2,761,976

NET INTEREST INCOME                                                       24,982,862

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      2,390,191

 Futures contracts                                          25,940        2,416,131

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      879,193

 Futures contracts                                          156,172       1,035,365

NET GAIN (LOSS)                                                           3,451,496

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 28,434,358
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED       YEAR ENDED
                                                         FEBRUARY 28,     FEBRUARY 29,
                                                         1997             1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 24,982,862     $ 26,643,639
Net interest income

 Net realized gain (loss)                                 2,416,131        (252,205)

 Change in net unrealized appreciation (depreciation)     1,035,365        25,696,878

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          28,434,358       52,088,312
FROM OPERATIONS

Distributions to shareholders                             (25,083,634)     (26,643,639)
From net interest income

 From net realized gain                                   (127,452)        -

 TOTAL DISTRIBUTIONS                                      (25,211,086)     (26,643,639)

Share transactions                                        68,032,151       95,232,766
Net proceeds from sales of shares

 Reinvestment of distributions                            17,866,882       18,770,502

 Cost of shares redeemed                                  (101,203,598)    (118,512,417)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (15,304,565)     (4,509,149)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (12,081,293)     20,935,524

NET ASSETS

 Beginning of period                                      497,979,208      477,043,684

 End of period (including undistributed net interest     $ 485,897,915    $ 497,979,208
income of $0 and $100,772, respectively)

OTHER INFORMATION
Shares

 Sold                                                     5,877,607        8,288,904

 Issued in reinvestment of distributions                  1,542,356        1,634,924

 Redeemed                                                 (8,759,027)      (10,325,933)

 Net increase (decrease)                                  (1,339,064)      (402,105)


FINANCIAL HIGHLIGHTS
                             YEAR ENDED    YEAR ENDED       YEARS ENDED          TEN MONTHS
                               FEBRUARY      FEBRUARY        FEBRUARY 28,         ENDED
                                    28,           29,                            FEBRUARY
                                                                                  28,


                                   1997        1996        1995        1994 C      1993

SELECTED PER-SHARE DATA

Net asset value, beginning         $ 11.720    $ 11.120    $ 12.100    $ 12.430    $ 11.540
of period

Income from Investment              .599        .625        .685        .719        .611
Operations
Net interest income

 Net realized and unrealized        .096        .597        (.830)      (.060)      .890
 gain (loss)

 Total from investment              .695        1.222       (.145)      .659        1.501
 operations

Less Distributions

 From net interest income           (.602)      (.622)      (.685)      (.719)      (.611)

 From net realized gain             (.003)      -           (.150)      (.270)      -

 Total distributions                (.605)      (.622)      (.835)      (.989)      (.611)

Net asset value, end of period     $ 11.810    $ 11.720    $ 11.120    $ 12.100    $ 12.430

TOTAL RETURN B                      6.16%       11.25%      (.91)       5.41%       13.40%
                                                           %

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period          $ 485,898   $ 497,979   $ 477,044   $ 575,289   $ 586,791
(000 omitted)

Ratio of expenses to average        .57%        .58%        .56%        .57%        .60%
net assets                                                                         A

Ratio of net interest income to     5.19%       5.44%       6.16%       5.78%       6.17%
average net assets                                                                 A

Portfolio turnover rate             17%         37%         29%         44%         32%
                                                                                   A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C EFFECTIVE MARCH 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
FIDELITY CALIFORNIA INSURED MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1997                      PAST 1   PAST 5   PAST 10
                                                     YEAR     YEARS    YEARS

Fidelity California Insured Municipal Income         5.49%    39.24%   87.28%

Lehman Brothers California Insured 1-26 Ye           5.24%    n/a      n/a
ar
 Municipal Bond Index

California Insured Municipal Funds Averag            4.36%    42.55%   93.12%
e

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers California Insured 1-26 Year Municipal Bond Index - a total return performance benchmark for insured California investment-grade municipal bonds with maturities between one and 26 years. To measure how the fund's performance stacked up against its peers, you can compare it to the California insured municipal funds average, which reflects the performance of 28 mutual funds with similar objectives tracked by Lipper Analytical Services Inc. over the past one year. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1997                      PAST 1   PAST 5   PAST 10
                                                     YEAR     YEARS    YEARS

Fidelity California Insured Municipal Income         5.49%    6.85%    6.48%

Lehman Brothers California Insured 1-26 Ye           5.24%    n/a      n/a
ar
 Municipal Bond Index

California Insured Municipal Funds Averag            4.36%    7.34%    6.80%
e

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19970228 19970320 100641 S00000000000001
             CA INSURED MUNI INCOME      LB MUNICIPAL BOND
             00403                       LB015
  1987/02/28      10000.00                    10000.00
  1987/03/31       9913.87                     9894.00
  1987/04/30       9090.42                     9397.52
  1987/05/31       8974.29                     9350.91
  1987/06/30       9090.90                     9625.45
  1987/07/31       9189.21                     9723.63
  1987/08/31       9240.18                     9745.51
  1987/09/30       8690.68                     9386.19
  1987/10/31       8935.50                     9419.42
  1987/11/30       9149.56                     9665.36
  1987/12/31       9293.49                     9805.60
  1988/01/31       9847.62                    10154.88
  1988/02/29       9981.85                    10262.22
  1988/03/31       9579.38                    10143.17
  1988/04/30       9633.09                    10220.26
  1988/05/31       9643.77                    10190.73
  1988/06/30       9799.22                    10339.82
  1988/07/31       9829.49                    10407.23
  1988/08/31       9893.59                    10416.39
  1988/09/30      10086.77                    10604.93
  1988/10/31      10378.34                    10791.57
  1988/11/30      10240.21                    10692.72
  1988/12/31      10372.52                    10802.11
  1989/01/31      10559.73                    11025.50
  1989/02/28      10429.52                    10899.70
  1989/03/31      10432.23                    10873.65
  1989/04/30      10712.42                    11131.79
  1989/05/31      10927.36                    11362.99
  1989/06/30      11041.33                    11517.30
  1989/07/31      11156.01                    11674.05
  1989/08/31      10997.97                    11559.76
  1989/09/30      11011.95                    11525.32
  1989/10/31      11090.41                    11666.27
  1989/11/30      11265.54                    11870.43
  1989/12/31      11281.51                    11967.53
  1990/01/31      11176.75                    11910.92
  1990/02/28      11354.33                    12016.93
  1990/03/31      11346.60                    12020.54
  1990/04/30      11157.10                    11933.51
  1990/05/31      11444.47                    12194.02
  1990/06/30      11553.10                    12301.20
  1990/07/31      11733.57                    12482.03
  1990/08/31      11540.73                    12300.79
  1990/09/30      11579.47                    12307.80
  1990/10/31      11763.94                    12531.07
  1990/11/30      12034.58                    12783.07
  1990/12/31      12073.12                    12838.67
  1991/01/31      12160.16                    13010.97
  1991/02/28      12183.93                    13124.16
  1991/03/31      12184.21                    13128.89
  1991/04/30      12347.30                    13303.50
  1991/05/31      12473.87                    13421.77
  1991/06/30      12448.51                    13408.48
  1991/07/31      12626.78                    13571.80
  1991/08/31      12753.92                    13750.54
  1991/09/30      12935.91                    13929.57
  1991/10/31      13118.26                    14054.94
  1991/11/30      13131.79                    14094.15
  1991/12/31      13396.42                    14396.61
  1992/01/31      13452.14                    14429.43
  1992/02/29      13449.96                    14434.05
  1992/03/31      13465.70                    14439.39
  1992/04/30      13599.41                    14567.90
  1992/05/31      13776.18                    14739.37
  1992/06/30      14017.38                    14986.69
  1992/07/31      14479.80                    15435.99
  1992/08/31      14207.76                    15285.49
  1992/09/30      14302.27                    15385.46
  1992/10/31      13972.19                    15234.22
  1992/11/30      14372.40                    15507.07
  1992/12/31      14622.73                    15665.39
  1993/01/31      14790.32                    15847.58
  1993/02/28      15568.83                    16420.79
  1993/03/31      15359.73                    16247.22
  1993/04/30      15516.44                    16411.15
  1993/05/31      15590.63                    16503.39
  1993/06/30      15890.42                    16778.83
  1993/07/31      15849.33                    16800.81
  1993/08/31      16252.86                    17150.60
  1993/09/30      16452.85                    17345.95
  1993/10/31      16466.83                    17379.42
  1993/11/30      16228.22                    17226.31
  1993/12/31      16643.45                    17589.96
  1994/01/31      16851.30                    17790.84
  1994/02/28      16282.89                    17330.05
  1994/03/31      15342.19                    16624.37
  1994/04/30      15430.30                    16765.35
  1994/05/31      15565.63                    16910.70
  1994/06/30      15369.50                    16807.38
  1994/07/31      15709.82                    17115.46
  1994/08/31      15736.33                    17174.68
  1994/09/30      15411.35                    16922.55
  1994/10/31      15025.14                    16622.01
  1994/11/30      14636.20                    16321.48
  1994/12/31      14938.96                    16680.72
  1995/01/31      15532.42                    17157.45
  1995/02/28      16071.47                    17656.39
  1995/03/31      16195.64                    17859.26
  1995/04/30      16169.24                    17880.34
  1995/05/31      16755.15                    18450.90
  1995/06/30      16428.22                    18290.38
  1995/07/31      16551.27                    18463.77
  1995/08/31      16790.76                    18697.89
  1995/09/30      16927.89                    18816.25
  1995/10/31      17235.90                    19089.84
  1995/11/30      17643.01                    19406.54
  1995/12/31      17851.49                    19593.03
  1996/01/31      17974.92                    19740.96
  1996/02/29      17753.19                    19607.71
  1996/03/31      17503.26                    19357.12
  1996/04/30      17408.07                    19302.34
  1996/05/31      17382.58                    19294.62
  1996/06/30      17580.63                    19504.74
  1996/07/31      17764.19                    19682.23
  1996/08/31      17752.68                    19677.51
  1996/09/30      18035.13                    19952.99
  1996/10/31      18255.40                    20178.66
  1996/11/30      18670.96                    20547.93
  1996/12/31      18537.50                    20461.63
  1997/01/31      18565.08                    20500.30
  1997/02/28      18728.02                    20688.50
IMATRL PRASUN   SHR__CHT 19970228 19970320 100644 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity California Insured Municipal Income Fund on February 28, 1987. As the chart shows, by February 28, 1997, the value of the investment would have grown to $18,728 - an 87.28% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,688 - a 106.88% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will
do tomorrow.
(checkmark)





TOTAL RETURN COMPONENTS

                      YEAR ENDED YEAR ENDED   YEARS ENDED FEBRUARY 28,
                        FEBRUARY   FEBRUARY
                              28,     29,

                              1997    1996    1995      1994     1993

Dividend return               5.29%   5.48%    5.50%    5.35%    6.43%

Capital appreciation return   0.20%    4.98%   -6.80%   -0.76%    9.32%

Total return                  5.49%   10.46%   -1.30%   4.59%    15.75%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED FEBRUARY 28, 1997          PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.04(cents)   25.90(cents)   52.48(cents)

Annualized dividend rate                 5.07%         5.09%          5.16%

30-day annualized yield                  4.65%         -              -

30-day annualized tax-equivalent yield   8.01%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.38 over the past one month, $10.27 over the past six months and $10.17 over the past one year, you can compare the fund's income over these three periods. Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 41.95% combined effective 1997 federal and state tax bracket but does not reflect the payment of the federal alternative minimum tax, if applicable.
FIDELITY CALIFORNIA INSURED MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Stable demand helped municipal
bonds perform better than their
investment-grade taxable
counterparts in the 12 months
ending February 28, 1997.
However, anticipation of
short-term interest rate increases
by the Federal Reserve Board
negatively affected all bonds. For
the period, the Lehman
Brothers Municipal Bond Index
- a broad measure of the
municipal bond market - had a
total return of 5.51%. In
comparison, the Lehman Brothers
Aggregate Bond Index - a broad
measure of the performance of the
U.S. taxable bond market -
returned 5.35%. New issue supply
in the municipal market was
strong through the first half of the
period, but insurance companies
and individual investors helped
sustain demand. The diminishing
likelihood of significant tax reform
in the near future also helped
support the muni market. Like
most domestic bonds, munis were
affected by signs of strength in the
economy in the first half of 1996.
Nevertheless, the market
conditions that supported the
muni market helped it enter the fall
trading at expensive levels
relative to its taxable counterparts.
Munis stalled because their rich
valuations inhibited demand and
encouraged selling. From
December on, most bond markets
suffered from fears - confirmed
by Fed Chairman Alan
Greenspan's testimony before
Congress in late February - that
latent inflation pressures might
encourage the Fed to raise
short-term rates. Munis, however,
outperformed over the past few
months, in part because of a thin
supply of new issues.

(Portfolio Manager:  Jonathan Short photograph)

An interview with Jonathan Short, Portfolio Manager of Fidelity California Insured Municipal Income Fund
Q. HOW DID THE FUND PERFORM, JON?
A. For the year ending February 28, 1997, the fund had a total return of 5.49%. For comparison purposes, the California insured municipal debt funds average, as tracked by Lipper Analytical Services, returned 4.36%, and the Lehman Brothers California Insured 1-26 Year Municipal Bond Index returned 5.24% for the same one year period.
Q. WHAT TYPES OF BONDS DID WELL?
A. Uninsured municipal securities were some of the market's - and the fund's - best performers and were a key reason why the fund fared better than many of its competitors. While the vast majority of this fund's holdings are insured bonds, I use uninsured bonds as a way of adding more yield to the fund. The main driver for the strong returns of uninsured bonds was tightening credit spreads, which meant that lower-quality bonds provided a smaller yield advantage over higher-quality bonds at the end of the period than they did at the beginning. As a result, uninsured bonds generally performed better than insured bonds.
Q. WHAT STRATEGIES DID YOU EMPLOY OVER THE PAST SIX MONTHS?
A. I focused on bonds with maturities in the intermediate range - those with maturities of between five and 20 years - while keeping the fund's holdings in shorter- and longer-term bonds light. I chose to emphasize intermediate bonds because I believed that their expected total return was greater than that of longer-maturity bonds. Additionally, I did not believe that many longer-term securities offered enough additional yield to compensate investors for their added interest rate sensitivity. All in all, I felt that intermediate maturity bonds were attractive on a risk/return basis over the period.
Q. GENERAL OBLIGATION BONDS (GOS) MADE UP THE FUND'S LARGEST SECTOR CONCENTRATION AT THE END OF THE PERIOD. WHICH TYPES OF GOS DID YOU TARGET?
A. A large portion of the fund's stake in GOs are state general obligation bonds, which are issued by the state, backed by its full faith and credit, and are repaid by general revenue, in contrast to revenue from a specific facility or project built with borrowed funds. In my opinion, the state's credit worthiness has improved as its economy has rebounded. In fact, revenue collections have improved to the point where estimates call for the state's budget to post $1 billion more in revenues than originally projected.
Q. WHAT THINGS DO YOU CONSIDER WHEN DETERMINING THE OVERALL STRUCTURE OF THE PORTFOLIO?
A. I place a lot of emphasis on the price breakdown of the bonds. I prefer to have a lighter position in callable "par" bonds - those with prices between $97 and $103 - and a heavier weighting in discount and premium bonds with prices below $97 or above $103, respectively. The main reason for this strategy is that I feel that par bonds are more susceptible to call risk, where the issuer can redeem an issue before its maturity. Similarly, I also look for bonds with good "call protection." When interest rates fall, municipal issuers often call - or redeem - bonds before their maturity and issue new bonds as a way to lower their interest costs. So I focus on bonds with good call protection - those that have some longer period of time before they legally can be called away - and non-callable bonds, which can't be redeemed by their issuer before maturity.
Q. WHAT'S YOUR OUTLOOK?
A. From a supply and demand standpoint, I'm optimistic about municipals. I don't expect to see a tremendous amount of new bonds issued. What increase in supply we see likely will be easily digested if demand remains firm. How municipals fare over the next year will depend heavily on the direction of interest rates, but I don't think anyone can accurately pinpoint where interest rates will be a year from now. That said, we may continue to see some volatility in the bond market as long as there are conflicting signs about the economy and inflation trends.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current
tax-free income for California
residents
FUND NUMBER: 403
TRADING SYMBOL: FCXIX
START DATE: September 18,
1986
SIZE: as of February 28, 1997,
more than $205 million
MANAGER: Jonathan Short,
since 1995; manager,
Spartan Florida Municipal
Income, since 1996; Fidelity
Advisor California Municipal
Income and Spartan
Arizona Municipal Income,
since 1995; Spartan California
Municipal Income, Spartan
California Intermediate
Municipal Income, Fidelity
California Municipal Income
and Fidelity Minnesota
Municipal Income, since 1995;
joined Fidelity in 1990
(checkmark)

JONATHAN SHORT ON
CALIFORNIA'S ECONOMY:
"The strength of California's
economic rebound is an
important component in the
overall performance of
California municipal bonds.
For a number of reasons, I am
optimistic about California's
economy. The first is
employment growth, which
continues to outpace the nation
as a whole. Second, the state
budget is posting revenues well
ahead of projections, thanks
mostly to rising tax collections.
Third, the rebound has grown
to be more broad-based, with
Southern California finally
showing improvements after
lagging behind the northern part
of the state. Finally, permits to
build new houses are up
about 15% this year and sales
of existing homes seem to
have stabilized."

FIDELITY CALIFORNIA INSURED MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF FEBRUARY 28, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENT
                     INVESTMENTS    S
                                    IN THESE SECTORS
                                    6 MONTHS AGO

General Obligation   27.3           26.5

Electric Revenue     15.4           14.4

Water & Sewer        14.7           13.4

Lease Revenue        14.0           14.1

Special Tax          12.0           14.2

AVERAGE YEARS TO MATURITY AS OF FEBRUARY 28, 1997
                                    6 MONTHS AGO

Years                15.5           15.9

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF FEBRUARY 28, 1997
                                    6 MONTHS AGO

Years                7.9             8.0

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF FEBRUARY 28, 1997 AS OF AUGUST 31, 1996
Aaa 68.1%
Aa, A 24.5%
Baa 5.0%
Caa 0.0%
Non-rated 0.0%
Short-term
investments 2.4%
Aaa 69.9%
Aa, A 21.5%
Baa 5.6%
Caa 0.0%
Non-rated 0.0%
Short-term
investments 3.0%
Row: 1, Col: 1, Value: 68.09999999999999
Row: 1, Col: 2, Value: 24.5
Row: 1, Col: 3, Value: 5.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 2.4
Row: 1, Col: 1, Value: 69.90000000000001
Row: 1, Col: 2, Value: 21.5
Row: 1, Col: 3, Value: 5.6
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 3.0
69.9
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.
FIDELITY CALIFORNIA INSURED MUNICIPAL INCOME FUND

INVESTMENTS FEBRUARY 28, 1997
Showing Percentage of Total Value of Investments in Securities

MUNICIPAL BONDS - 97.6%
                                    MOODY'S RATINGS PRINCIPAL   VALUE
                                    (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - 97.6%
Alameda County Ctfs. of Prtn. Rfdg.
(Santa Rita Jail Proj.) 5.375%
6/1/09 (MBIA Insured)                           Aaa $ 1,750,000 $ 1,798,125
Burbank Redev. Agcy. Tax Allocation
(City Ctr. Redev. Proj.) Series A, 5%
12/1/15 (FGIC Insured)                          Aaa  4,000,000  3,715,000
California Dept. Wtr. Resources Rev.
(Central VY Proj.) Series O, 4.75% 12/1/17       Aa  1,000,000  887,500
California Edl. Facs. Auth. Rev.:
 Rfdg. (Univ. of Southern California) Series A,
 5.65% 10/1/10 (f)                               Aa3  740,000  748,325
 (Pooled Facs. Prog.) Series 1987,
 7.625% 11/1/12 (MBIA Insured)                   Aaa  1,000,000  1,039,560
California Gen. Oblig.:
 5.50% 6/1/03                                     A1  2,000,000  2,100,000
 6% 9/1/03                                        A1  1,000,000  1,080,000
 6.90% 4/1/05                                     A1  1,000,000  1,142,500
 6.50% 9/1/10                                     A1  1,500,000  1,691,250
 5.25% 10/1/14                                    A1  1,000,000  971,250
 6.25% 10/1/19                                    A1  2,100,000  2,296,875
California Health Facs. Fin. Auth. Rev. Rfdg.
 (Children's Hosp.):                             Aaa  1,200,000  1,293,000
  6% 7/1/03 (MBIA Insured)
  6% 7/1/06 (MBIA Insured)                       Aaa  500,000  541,875
California Hsg. Fin. Agcy. Rev. (Home Mtg.):
 Series 1983 A, 0% 2/1/15                         Aa  8,187,000  1,404,807
 Series 1983 B, 0% 8/1/15                         Aa  170,000  26,350
 Series R, 5.25% 8/1/16 (MBIA Insured) (h)       Aaa  1,000,000  995,000
California Pub. Cap. Impt. Fing. Auth. Rev.
(Pooled Proj.) Series B,
8.10% 3/1/18 (MBIA Insured)                      Aaa  2,830,000  2,963,916
California Pub. Works Board Lease Rev.:
 Rfdg. (Dept. Corrections State Prisons)
 Series A, 5% 12/1/19 (AMBAC Insured)            Aaa  2,000,000  1,865,000
 (Dept. Correction State Prisons, Madera)
 Series E:
   6% 6/1/07                                       A  1,500,000  1,603,125
   5.50% 6/1/15                                    A  2,000,000  1,997,500
 (University Projs.) Series B, 6.40% 12/1/09      A1  1,700,000  1,893,375
 (Various Cmmty. College Projs.) Series C, 6%
 3/1/05 (AMBAC Insured)                          Aaa  1,000,000  1,081,250
 5% 6/1/06                                        A1  1,000,000  1,008,750
MUNICIPAL BONDS - CONTINUED
                                    MOODY'S RATINGS PRINCIPAL   VALUE
                                    (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
California Statewide Commty. Dev. Auth.
5.10% 11/1/07 (MBIA Insured)                    Aaa $ 1,000,000 $ 1,002,500
California Statewide Commty. Dev. Auth. Rev.
Ctfs. of Prtn.:
  (Childrens Hosp.) 6% 6/1/11 (MBIA Insured)    Aaa  1,700,000  1,814,750
  (Sisters Charity Leavenworth Sys.):
   4.875% 12/1/10                               Aa3  1,000,000  946,250
   5.616% 7/1/13                                Aaa  2,000,000  1,982,500
   5% 12/1/23                                   Aa3  1,000,000  903,750
Carson Redev. Agcy. Redev. Proj. Area #1
Tax Allocation Rfdg. 6.375% 10/1/12            Baa1  1,000,000  1,021,250
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Rfdg.
(Wtr. Sys. Impt. Proj.) Series A:
  7% 8/1/12 (MBIA Insured)                      Aaa  1,000,000  1,181,250
  7% 8/1/13 (MBIA Insured)                      Aaa  1,580,000  1,868,350
Central Valley Fin. Auth. Rev.
(Cogeneration Proj.)(Carson Ice Proj.)
5.80% 7/1/04                                   BBB-  500,000  517,500
Chino Basin Fng. Auth. Rev. (Mun. Wtr. Dist.
Swr. Sys. Proj.) 7.0% 8/1/06 (AMBAC Insured)    Aaa  1,145,000  1,332,494
Contra Costa Trans. Auth. Sales Tax Rev.
Series A: 6% 3/1/03 (FGIC Insured)              Aaa  1,000,000  1,080,000
 6% 3/1/04 (FGIC Insured)                       Aaa  500,000  542,500
Desert Hosp. Dist. Rev. Ctfs. of Prtn. 6.392%
7/28/20 (FSA Insured)                           Aaa  2,600,000  2,691,000
East Bay Muni. Util. Dist. Wastewtr. Treatment
6% 6/1/05 (FGIC Insured)                        Aaa  1,550,000  1,689,500
East Bay Muni. Util. Dist. Wtr. Sys. Rev. Rfdg:
 6% 6/1/02 (FGIC Insured)                       Aaa  1,000,000  1,075,000
 6% 6/1/06 (FGIC Insured)                       Aaa  1,840,000  2,014,800
 6% 6/1/12 (FGIC Insured)                       Aaa  1,000,000  1,033,750
East Bay Reg'l. Park Dist.:
 Series C, 6.50% 9/1/01 (FGIC Insured)          Aaa  660,000  717,750
 6.10% 9/1/06                                    Aa  1,000,000  1,058,750
Elk Grove Unified School Dist. Spl. Tax Rfdg.
(Commty. Facs. Dist. #1) 6.50%
12/1/24 (AMBAC Insured)                         Aaa  2,000,000  2,277,500
Encintas Unified School Dist. (Cap.
Appreciation) 0% 8/1/03 (MBIA Insured)          Aaa  1,750,000  1,286,250
Eureka Unified School Dist. Ctfs. of Prtn.
(Cap. Appreciation):
  Series A, 0% 9/1/27 (FSA Insured) (d)         Aaa  660,000  715,275
  Series B, 0% 9/1/27 (FSA Insured) (d)         Aaa  1,555,000  1,483,081
MUNICIPAL BONDS - CONTINUED
                                    MOODY'S RATINGS PRINCIPAL   VALUE
                                    (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Fontana Redev. Agcy. Tax Allocation Rfdg.
(Jurupa Hills):
  Series 1992 A, 7.10% 10/1/23                  BBB $ 1,000,000 $ 1,046,250
  Series A, 7% 10/1/14                         BBB+  2,300,000  2,420,750
Fremont Unified School Dist. Alameda County
(Cap. Appreciation) Series F, 0% 8/1/05
(MBIA Insured)                                  Aaa  1,395,000  911,981
Irvine Ranch Wtr. Dist. Joint Pwr. Agcy.
Local Pool Rev.:
  7.875% 2/15/23                                 A+  3,850,000  3,972,276
  8.25% 8/15/23                                  A+  3,000,000  3,161,250
Kings River Conservation Dist. Rfdg.
(Pine Flats Proj.) 6.375% 1/1/12                 Aa  1,000,000  1,053,750
Local Gov't. Fin. Auth. Rev. (Oakland Cent.
Dist.) 0% 9/1/09 (MBIA Insured)                 Aaa  3,565,000  1,840,431
Los Angeles County Ctfs. of Prtn. (Disney
Parking Proj.) (Cap. Appreciation) 0% 3/1/10   Baa1  2,000,000  885,000
Los Angeles County Metropolitan Trans. Auth.
Sales Tax Rev. Prop. C, Series A
5.90% 7/1/03 (AMBAC Insured)                    Aaa  1,750,000  1,885,625
Los Angeles Dept. Wtr. & Pwr. Elec. Plant Rev.
Rfdg. 4.75% 8/15/16 (FGIC Insured)              Aaa  2,700,000  2,379,375
Los Angeles Hbr. Dept. Rev. 7.60% 10/1/18
(Escrowed to Maturity) (c)                       Aa  2,000,000  2,477,500
Los Angeles Wastewtr. Sys. Rev. Rfdg.:
 Series A:
  9% 6/1/00 (MBIA Insured)                      Aaa  500,000  570,000
  6% 2/1/04 (FGIC Insured)                      Aaa  1,500,000  1,616,250
 Series D, 5.20% 11/1/21 (FGIC Insured)         Aaa  1,000,000  925,000
M-S-R Pub. Pwr. Agcy. Rev. (San Juan Proj.)
Series D, 6.75% 7/1/20 (MBIA Insured)           Aaa  2,500,000  2,887,500
Metropolitan Wtr. Dist. Southern Wtrwks. Rev.:
 Rfdg. Series B:
  5% 7/1/14 (MBIA Insured)                      Aaa  1,140,000  1,074,450
  5.75% 8/12/18                                  Aa  4,000,000  4,015,000
  4.75% 7/1/21 (MBIA Insured)                   Aaa  3,000,000  2,636,250
Modesto Ctfs. of Prtn. (Commty. Ctr. Refing.
Proj.) Series A, 5% 11/1/23 (AMBAC Insured)     Aaa  2,500,000  2,303,125
Modesto Irrigation Dist. Ctfs. of Prtn. Rfdg.
& Cap. Impts. Series A, 0% 10/1/09 (MBIA
Insured)                                        Aaa  2,270,000  1,166,213
Moreno Valley Unified School Dist. Ctfs. of
Prtn. (Land Acquisition) 0% 9/1/11 (FSA
Insured) (d)                                    Aaa  2,350,000  2,238,375
MUNICIPAL BONDS - CONTINUED
                                    MOODY'S RATINGS PRINCIPAL   VALUE
                                    (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Northern California Pwr. Agcy. Pub. Pwr. Rev.:
 Rfdg. 7.50% 7/1/23 (AMBAC Insured)
 (Pre-Refunded to 7/1/21 @ 100) (c)             Aaa $ 1,300,000 $ 1,613,625
 Crossover Rfdg. (Geothermal Proj. #3) Series
A:
  5.50% 7/1/05 (AMBAC Insured)                  Aaa  500,000  526,875
  5.80% 7/1/09 (AMBAC Insured)                  Aaa  1,085,000  1,152,813
Oakland Redev. Agcy. Central Dist. Redev.
(Sub. Tax Allocation) 5% 9/1/13
(MBIA Insured)                                  Aaa  2,960,000  2,841,600
Ontario Redev. Fing. Auth.:
 Rfdg. (Ontario Redev. Proj. #1) 6.90% 8/1/10
 (MBIA Insured)                                 Aaa  1,215,000  1,416,994
 6.65% 8/1/07 (MBIA Insured)                    Aaa  500,000  572,500
 6.75% 8/1/08 (MBIA Insured)                    Aaa  1,065,000  1,228,744
Pleasanton Joint Pwrs. Fin. Auth. Reassessment
Series A, 6% 9/2/05                             Baa  1,490,000  1,549,600
Rancho Mirage Joint Pwrs. Fing. Auth.
Ctfs. of Prtn. (Eisenhower Mem. Hosp.)
7% 3/1/22                                        A2  1,000,000  1,131,250
Rancho Wtr. Dist. Fing. Rev. Rfdg. 6.50%
11/1/05 (FGIC Insured)                          Aaa  500,000  560,625
Redding Elec. Sys. Rev. Ctfs. of Prtn.
(Cap. Appreciation) Series A:
  0% 6/1/05 (FGIC Insured)                      Aaa  2,000,000  1,340,000
  0% 6/1/06 (FGIC Insured)                      Aaa  1,730,000  1,094,225
  0% 6/1/07 (FGIC Insured)                      Aaa  1,890,000  1,119,825
  0% 6/1/08 (FGIC Insured)                      Aaa  1,300,000  724,750
Redondo Beach Redev. Agcy. Tax Allocation
(South Bay Ctr.) 8.625% 5/1/14
(FGIC Insured)                                  Aaa  1,000,000  1,016,640
Richmond Redev. Agcy. Tax Allocation
(Harbour Redev. Proj.) 7% 7/1/09
(FSA Insured)                                   Aaa  1,750,000  1,953,438
Riverside County Asset Leasing Corp. Leasehold
Rev. (Riverside County Hosp. Proj.) Series A:
  6.375% 6/1/09                                  A3  2,000,000  2,105,000
  6.50% 6/1/12                                    A  5,500,000  5,926,250
Riverside Unified School Dist. Ctfs. of Prtn.
(Cap. Appreciation Land Acquisition Proj.)
Series B, 0% 9/1/26 (FSA Insured) (d)           Aaa  1,710,000  1,633,050
MUNICIPAL BONDS - CONTINUED
                                    MOODY'S RATINGS PRINCIPAL   VALUE
                                    (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Sacramento Cogeneration Auth. Pwr. &
Gas (Cogeneration Proj.):
  6% 7/1/03                                   BBB- $ 700,000 $ 730,625
  6.50% 7/1/07                                BBB-  1,000,000  1,067,500
  6.5% 7/1/08                                 BBB-  1,000,000  1,063,750
Sacramento Fing. Auth. Gas Tax Rev. Series A,
6% 10/1/07 (AMBAC Insured)                     Aaa  1,290,000  1,406,100
Sacramento Fing. Auth. Lease Rev. Rfdg.
Series A, 5.375% 11/1/14
(AMBAC Insured)                                Aaa  6,500,000  6,467,500
Sacramento Muni. Util. Dist. Elec. Rev.:
 Rfdg. Series G, 6.5% 9/1/13
 (MBIA Insured) (g)                            Aaa  7,000,000  7,901,250
 1.76% 11/15/08 (FGIC Insured) (e)             Aaa  3,700,000  3,575,125
 6.30% 8/15/18 (FGIC Insured)                  Aaa  2,000,000  2,085,000
San Diego County Reg'l. Trans. Commission
Sales Tax Rev. Second Series A.:
  6.25% 4/1/03 (FGIC Insured)                  Aaa  4,000,000  4,365,000
  6% 4/1/04 (FGIC Insured)                     Aaa  1,150,000  1,244,875
San Francisco City & County Int'l. Arpt. Rev.:
 Rfdg. Series 2, 6.20% 5/1/05
 (AMBAC Insured)                               Aaa  1,000,000  1,082,500
 6% 5/1/13 (FGIC Insured)                      Aaa  1,075,000  1,115,313
San Francisco City & County Swr. Rev.:
 Rfdg. 5.90% 10/1/08 (AMBAC Insured)           Aaa  1,000,000  1,056,250
 Series B, 0% 10/1/07 (FGIC Insured)           Aaa  4,770,000  2,796,413
San Jacinto Unified School Dist. Series B,
0% 9/1/26 (FSA Insured) (d)                    Aaa  1,585,000  1,624,625
San Joaquin County Ctfs. of Prtn.:
 Rfdg. (Cap. Facs. Proj.) 5% 11/15/09
 (MBIA Insured)                                Aaa  1,000,000  993,750
 (Gen. Hosp. Proj.) 6.625% 9/1/20                A  2,500,000  2,618,750
San Jose Arpt. Rev. Rfdg. 5.875% 3/1/07
(FGIC Insured)                                 Aaa  1,905,000  2,055,019
San Jose Ctfs. of Prtn. Rfdg. (Communication
Ctr. Proj.) 6.50% 5/1/10 (MBIA Insured)        Aaa  1,500,000  1,614,375
San Jose Redev. Agcy. Tax Alloc. (Merged Area
Redev. Proj.) 6% 8/1/15 (MBIA Insured)         Aaa  3,000,000  3,202,500
Santa Ana Commty. Redev. Agcy. Tax Allocation
(South Main St. Redev.) 5.25%
9/1/13 (MBIA Insured)                          Aaa  3,000,000  2,895,000
Santa Rosa Waste Wtr. Rev. Rfdg. (Sub Reg'l.
Wastewtr. Proj.) Series A,
4.75% 9/1/16 (FGIC Insured)                    Aaa  900,000  803,250
MUNICIPAL BONDS - CONTINUED
                                    MOODY'S RATINGS PRINCIPAL   VALUE
                                    (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
South Orange County Pub. Fing. Auth.
Spl. Tax Rev.:
 (Foothill Area) Series C, 7.50%
8/15/07  (FGIC Insured)                         Aaa $ 2,290,000 $ 2,779,485
 (Sr. Lien) Series A, 7% 9/1/09 (MBIA Insured)  Aaa  2,000,000  2,355,000
Southern California Pub. Pwr. Auth.
Transmission Proj. Rev. Rfdg. (Sub Southern
Transmission) Series A, 6% 7/1/06 (MBIA
Insured)                                        Aaa  1,000,000  1,092,500
Sulpher Springs Unified School Dist.
Series A, 0% 9/1/08 (MBIA Insured)              Aaa  2,000,000  1,087,500
Tahoe-Truckee Joint Union School Dist.
(Cap. Appreciation) Series A, 0% 9/1/10
(FGIC Insured)                                  Aaa  6,625,000  3,180,000
Upland Ctfs. of Prtn. (San Antonio Commty.
Hosp.) 5% 1/1/18                                  A  1,000,000  875,000
West Covina Ctfs. of Prtn. (Queen of the
Valley Hosp.) 6.50% 8/15/24                      A2  1,000,000  1,038,750
TOTAL MUNICIPAL BONDS
(Cost $191,692,125)                                             199,526,943
MUNICIPAL NOTES (A) - 2.4%
CALIFORNIA - 2.4%
Los Angeles County Metropolitan Trans. Auth.
Participating VRDN, Series SGB-1, 3.55%
(Liquidity Facility Societe Generale
France) (i)                                     AAA  1,975,000  1,975,000
Orange County Sanitation Dist. Ctfs. of
Prtn. (Cap. Impt. Prog.) (Dist. 1-7 & 11)
3.65% (FGIC Insured) VRDN                    VMIG 1  2,900,000  2,900,000
TOTAL MUNICIPAL NOTES
(Cost $4,875,000)                                               4,875,000
TOTAL INVESTMENTS - 100%
(Cost $196,567,125)                                            $204,401,943
FUTURES CONTRACTS
                                    EXPIRATION UNDERLYING FACE UNREALIZED
                                          DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
10 Municipal Bond Contracts          June 1997 $ 1,142,188     $ (2,903)
17 30-Year Treasury Bond Contracts   June 1997   1,877,438       (1,748)
                                                               $ (4,651)

THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.5%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Security collateralized by an amount sufficient to pay interest and principal.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
(f) Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
(g) A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,386,250.
(h) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(i) Provides evidence of ownership in one or more underlying municipal bonds.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 88.7% AAA, AA, A 92.0%
Baa         1.7% BBB         4.3%
Ba          0.0% BB          0.0%
B           0.0% B           0.0%
Caa         0.0% CCC         0.0%
Ca, C       0.0% CC, C       0.0%
                 D           0.0%
The percentage not rated by either S&P or Moody's amounted to 0.0%. FMR has determine that unrated debt securities that are lower quality account for 0.0% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation                   27.3%
Electric Revenue                     15.4
Water & Sewer                        14.7
Lease Revenue                        14.0
Special Tax                          12.0
Health Care                           6.0
Others (individually less than 5%)   10.6
TOTAL                               100.0%
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $196,567,125. Net unrealized appreciation aggregated $7,834,818, of which $8,315,831 related to appreciated investment securities and $481,013 related to depreciated investment securities.
At February 28, 1997, the fund had a capital loss carryforward of approximately $7,171,000 of which $647,000 will expire on February 28, 2003 and $6,524,000 will expire on February 29, 2004.
At February 28, 1997, the fund was required to defer approximately $369,557 of losses on futures contracts.
During fiscal year ended 1997, 100% (unaudited) of the fund's income dividends was free from federal income tax, and .23% (unaudited) of the fund's income dividends was subject to the federal alternative minimum tax. FIDELITY CALIFORNIA INSURED MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 FEBRUARY 28, 1997

ASSETS

Investment in securities, at value (cost $196,567,125) -                $ 204,401,943
See accompanying schedule

Cash                                                                     38,092

Interest receivable                                                      2,756,312

Receivable for daily variation on futures contracts                      3,500

 TOTAL ASSETS                                                            207,199,847

LIABILITIES

Payable for investments purchased                           $ 739,370

Payable for fund shares redeemed                             60,012

Distributions payable                                        349,466

Accrued management fee                                       67,424

Other payables and accrued expenses                          66,296

 TOTAL LIABILITIES                                                       1,282,568

NET ASSETS                                                              $ 205,917,279

Net Assets consist of:

Paid in capital                                                         $ 205,623,870

Accumulated undistributed net realized gain (loss)                       (7,536,758)
on investments

Net unrealized appreciation (depreciation) on                            7,830,167
investments

NET ASSETS, for 19,890,562 shares outstanding                           $ 205,917,279

NET ASSET VALUE, offering price and redemption price per                 $10.35
share ($205,917,279 (divided by) 19,890,562 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED FEBRUARY 28, 1997

INTEREST INCOME                                                         $ 11,765,684

EXPENSES

Management fee                                             $ 827,688

Transfer agent, accounting and custodian fees and           373,388
expenses

Non-interested trustees' compensation                       809

Registration fees                                           9,275

Audit                                                       42,073

Legal                                                       2,472

Miscellaneous                                               2,479

 Total expenses before reductions                           1,258,184

 Expense reductions                                         (1,795)      1,256,389

NET INTEREST INCOME                                                      10,509,295

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      266,821

 Futures contracts                                          181,518      448,339

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (269,421)

 Futures contracts                                          (4,651)      (274,072)

NET GAIN (LOSS)                                                          174,267

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 10,683,562
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         FEBRUARY 28,    FEBRUARY 29,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 10,509,295    $ 11,515,316
Net interest income

 Net realized gain (loss)                                 448,339         (2,341,007)

 Change in net unrealized appreciation (depreciation)     (274,072)       13,023,183

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          10,683,562      22,197,492
FROM OPERATIONS

Distributions to shareholders                             (10,529,224)    (11,515,316)
From net interest income

 From net realized gain                                   (21,363)        -

 TOTAL DISTRIBUTIONS                                      (10,550,587)    (11,515,316)

Share transactions                                        39,821,256      78,520,810
Net proceeds from sales of shares

 Reinvestment of distributions                            7,831,793       8,004,086

 Cost of shares redeemed                                  (63,417,542)    (92,564,366)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (15,764,493)    (6,039,470)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (15,631,518)    4,642,706

NET ASSETS

 Beginning of period                                      221,548,797     216,906,091

 End of period (including undistributed net interest     $ 205,917,279   $ 221,548,797
income of $0 and $19,929, respectively)

OTHER INFORMATION
Shares

 Sold                                                     3,919,804       7,754,730

 Issued in reinvestment of distributions                  769,082         790,944

 Redeemed                                                 (6,240,464)     (9,155,320)

 Net increase (decrease)                                  (1,551,578)     (609,646)


FINANCIAL HIGHLIGHTS

                                   YEAR ENDED  YEAR ENDED  YEARS ENDED FEBRUARY    TEN MONTHS
                                   FEBRUARY    FEBRUARY    28,                     ENDED
                                   28,         29,                                 FEBRUARY
                                                                                   28,

                                   1997        1996        1995        1994 D      1993

SELECTED PER-SHARE DATA

Net asset value, beginning         $ 10.330    $ 9.840     $ 10.740    $ 11.030    $ 10.100
of period

Income from Investment              .524        .517        .558        .589        .492
Operations
Net interest income

 Net realized and unrealized        .022        .489        (.730)      (.090)      .930
 gain (loss)

 Total from investment              .546        1.006       (.172)      .499        1.422
 operations

Less Distributions

 From net interest income           (.525)      (.516)      (.558)      (.589)      (.492)

 From net realized gain             (.001)      -           (.170)      (.200)      -

 Total distributions                (.526)      (.516)      (.728)      (.789)      (.492)

Net asset value, end               $ 10.350    $ 10.330    $ 9.840     $ 10.740    $ 11.030
of period

TOTAL RETURN B                      5.49%       10.46%      (1.30)%     4.59%       14.48%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period          $ 205,917   $ 221,549   $ 216,906   $ 291,760   $ 274,872
(000 omitted)

Ratio of expenses to average        .60%        .60%        .59%        .48%        .63% A
net assets                                                             C

Ratio of net interest income to     5.00%       5.31%       5.71%       5.31%       5.72% A
average net assets

Portfolio turnover rate             16%         49%         32%         60%         27% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D EFFECTIVE MARCH 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1997           PAST 1   PAST 5   PAST 10
                                          YEAR     YEARS    YEARS

Fidelity                                  2.90%    13.80%   43.53%
California Municipal Money Market

California Tax-Free                       2.87%    13.70%   43.57%
 Money Market Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the California tax-free money market funds average, which reflects the performance of 46 California tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. over the past one year. (the periods covered by the IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1997           PAST 1   PAST 5   PAST 10
                                          YEAR     YEARS    YEARS

Fidelity                                  2.90%    2.62%    3.68%
California Municipal Money Market

California Tax-Free                       2.87%    2.60%    3.68%
 Money Market Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS

                             3/3/97   12/2/96   9/2/96   6/3/96   2/26/96



California Municipal         2.77%    2.93%     2.92%    3.09%    2.76%
Money Market



California Tax-Free          2.74%    2.95%     2.84%    2.95%    2.76%
Money Market Funds
Average



California Tax-Free          4.77%    5.05%     5.03%    5.32%    4.75%
Money Market Tax-equivalen
t




Row: 1, Col: 1, Value: 2.77
Row: 1, Col: 2, Value: 2.74
Row: 2, Col: 1, Value: 2.93
Row: 2, Col: 2, Value: 2.95
Row: 3, Col: 1, Value: 2.92
Row: 3, Col: 2, Value: 2.84
Row: 4, Col: 1, Value: 3.09
Row: 4, Col: 2, Value: 2.95
Row: 5, Col: 1, Value: 2.76
Row: 5, Col: 2, Value: 2.76
4% -
3% -
2% -
1% -
0%
California Municipal
Money Market
California
Tax-Free Money
Market Funds Average
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's seven-day yield at quarterly intervals over the past year. You can compare these yields to the California tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1997 federal and state income tax rate of 41.95%. A portion of the fund's income may be subject to the alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free
investments are usually lower
than yields on taxable
investments. However, a
straight comparison between
the two may be misleading
because it ignores the way
taxes reduce taxable returns.
Tax-equivalent yield - the
yield you'd have to earn on a
similar taxable investment to
match the tax-free yield -
makes the comparison more
meaningful. Keep in mind that
the U.S. government neither
insures nor guarantees a
money market fund. And
there is no assurance that a
money market fund will
maintain a $1 share price.
(checkmark)
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS: Diane McLaughlin became Portfolio Manager of Fidelity California Municipal Money Market Fund on August 1, 1996.

(Portfolio Manager:  Diane McLaughlin photograph)

Q. DIANE, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE PAST YEAR?
A. Just prior to the beginning of the period in March 1996, market sentiment had shifted from a fear of recession to a fear that the economy might be expanding too rapidly. Accordingly, investors began expecting the Federal Reserve Board to increase the rate banks charge each other for overnight loans - the fed funds target rate - to head off possible inflation. As it turned out, the Fed held steady for over a year, keeping the fed funds target rate at 5.25% since February of last year. While the economy ended 1996 on a fairly strong note, economic data released in January suggested that the economy was proceeding at a more moderate pace. More importantly, inflation pressures didn't materialize, vindicating the Fed's decision to leave policy unchanged. However, the Fed had expressed concern about tightness in the labor market and the potential upward pressure low unemployment might exert on the economy's core inflation. Further, the Fed has indicated a bias toward raising interest rates to keep inflation at bay. By February, the market had grown complacent with steady policy, but during the final days of the month Fed Chairman Alan Greenspan's semiannual testimony before Congress caused a shift in market sentiment. Mentioning the possibility of raising rates before price pressure flows through to the consumer - a pre-emptive tightening - his comments reinforced the increased probability of a near-term increase in the fed funds target rate, causing an increase in rates in the short end of the taxable market.
Q. WHAT KIND OF STRATEGY DID YOU PURSUE WITH THE FUND OVER THE PAST SIX
MONTHS?
A. In anticipation of higher rates, my investment focus remained on the short end of the yield curve. My purchases were concentrated in variable rate instruments and three-month commercial paper. This conservative strategy resulted in the fund's maturity declining considerably from the mid 50-day range to 38 days at the end of the period. I have been able to take advantage of technicals - supply and demand trends - unique to the municipal short-term market. In periods of little demand, municipal money market rates rise relative to taxable securities with comparable maturities. I have tried to anticipate these periods to position the fund to buy at higher yields, and I've selectively purchased attractive longer-term securities during these times. In addition, although the fed funds target rate has held steady, short-term rates have been volatile. Yields have risen as the market has digested strong economic data and have fallen as indicators reflect mild inflation. This volatility has provided trading opportunities for the fund.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on February 28, 1997, was 2.76%, the same as it was 12 months ago. The latest yield was the equivalent of a 4.75% taxable rate of return for California investors in the 41.95% combined state and federal income tax bracket. Through February 28, 1997, the fund's 12-month total return was 2.90%, compared to 2.87% for the California tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. There is a risk that the economy's moderate strength may become more robust, causing inflation pressures to build and possibly leading to an upward trend in interest rates. Furthermore, seasonal outflows caused by individual tax payments on April 15 are expected to cause yields to rise on short-term municipal money market instruments. That being said, the fund's average maturity should trend downward since there is virtually no new issuance scheduled over the next few months. I'll continue to look for trading opportunities, but intend to try to keep the fund's average maturity close to 40 days, which will enable me to extend the fund's average maturity if rates do increase.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income for California residents
while maintaining a stable
$1.00 share price
FUND NUMBER: 097
TRADING SYMBOL: FCFXX
START DATE: July 7, 1984
SIZE: as of February 28, 1997,
more than $819 million
MANAGER: Diane McLaughlin,
since August 1996; manager,
various Fidelity and Spartan
municipal money market
funds; joined Fidelity in 1992
(checkmark)
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            2/28/97            8/31/96            2/29/96

0 - 30      73                 71                 66

31 - 90     4                  11                 8

91 - 180    21                 3                  19

181 - 397   2                  15                 7

WEIGHTED AVERAGE MATURITY
                                2/28/97   8/31/96   2/29/96

Fidelity California Municipal
Money Market Fund               38 days   63 days   52 days

California Tax-Free
Money Market Funds
Average*                        40 days   52 days   42 days

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF FEBRUARY 28, 1997 AS OF AUGUST 31, 1996

Row: 1, Col: 1, Value: 65.0
Row: 1, Col: 2, Value: 12.0
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 21.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 1, Value: 68.0
Row: 1, Col: 2, Value: 9.0
Row: 1, Col: 3, Value: 4.0
Row: 1, Col: 4, Value: 17.0
Row: 1, Col: 5, Value: 2.0
Variable rate
demand notes
(VRDNs) 66%
Commercial
paper 12%
Tender bonds 1%
Municipal
notes 21%
Other 0%
Variable rate
demand notes
(VRDNs) 68%
Commercial
paper 9%
Tender bonds 4%
Municipal
notes 17%
Other 2%
* SOURCE: IBC'S  MONEY FUND REPORT  (registered trademark)
FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND

INVESTMENTS FEBRUARY 28, 1997
Showing Percentage of Total Value of Investments in Securities

MUNICIPAL SECURITIES (A) - 100%
                                                   PRINCIPAL   VALUE
                                                   AMOUNT      (NOTE 1)
CALIFORNIA - 100.0%
Alameda County Ind. Dev. Auth. Ind. Rev. VRDN:
 Rfdg. (Longview Fibre Co.) Series 1988, 3.45%,
 LOC ABN-AMRO Bank, VRDN                           $ 1,750,000 $ 1,750,000
 (Edward L. Shimmon Inc. Proj.) Series 1996 A,
3.30%,  LOC Banque Nationale De Paris (b)            2,100,000  2,100,000
Alameda County TRAN 4.50% 6/30/97                    2,000,000  2,003,507
Anaheim Hsg. Auth. Multi-Family Hsg. Rev. (Parka
Vista Apts) 3.30%, LOC Citibank, VRDN (b)            6,200,000  6,200,000
Azusa Multi-Family Hsg. Rev. (Pacific Glen Apt.
Proj.) Series 1994, 3.50%, VRDN                      3,200,000  3,200,000
Barstow Multi-Family Hsg. Rev. (Rimrock Village Apt.
Proj.) Series 1996, 3.30%, LOC Federal Home Loan
Bank, VRDN (b)                                       1,650,000  1,650,000
Berkeley TRAN 4.50% 8/13/97                          2,800,000  2,807,298
Butte County Office of Ed. TRAN 4.50% 8/20/97        4,400,000  4,411,362
California Dept. Of Wtr. Resources Participating
VRDN, Series PA-133, 3.25% (Liquidity Facility
Merrill Lynch & Co.) (c)                             1,000,000  1,000,000
California Econ. Dev. Fin. Auth. Ind. Dev. Rev.
(Volk Enterprises) Series 1996, 3.20%,
LOC Harris Trust & Savings, VRDN                     2,000,000  2,000,000
California Econ. Dev. Fin. Auth. Rev.
(Joseph Schmidt Proj.) Series A, 3.30%,
LOC Banque Nationale De Paris, VRDN (b)              1,000,000  1,000,000
California Gen. Oblig.:
 Bonds:
 Series 96C0502, 3.35%, tender 3/15/97
 (AMBAC Insured) (Liquidity Facility Citibank) (c)   7,600,000  7,600,000
 CP:
  3.35% 3/10/97                                      3,000,000  3,000,000
  3.45% 3/11/97                                      1,300,000  1,300,000
  3.40% 3/12/97                                      3,225,000  3,225,000
  3.45% 3/21/97                                      9,000,000  9,000,000
  3.40% 4/9/97                                       2,500,000  2,500,000
 Participating VRDN (c):                             2,100,000  2,100,000
  Series SG-84, 3.35%
  (Liquidity Facility Society Generale)
  Series SG-85, 3.35%
  (Liquidity Facility Society Generale, France)      3,700,000  3,700,000
  Series 1996 L, 3.40% (FGIC Insured)
  (Liquidity Facility Caisse des Depots et
Consignations)                                       7,800,000  7,800,000
 RAN:
  Series 1996-97, 4.50% 6/30/97                     32,875,000  32,954,780
  3.504% 6/30/97                                     7,000,000  7,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                   PRINCIPAL   VALUE
                                                   AMOUNT      (NOTE 1)
CALIFORNIA - CONTINUED
California Hsg. Fin. Agcy. Mtg. Rev. Bonds
Series 1996-J, 4%, tender 7/24/97 (FGIC Insured)   $ 1,025,000 $ 1,025,000
California Hsg. Fin. Agcy. Participating VRDN (c):
 Series C1, 3.40% (Liquidity Facility Bank of
America) (b)                                         3,225,000  3,225,000
 Series PT-40A, 3.45%
 (Liquidity Facility Commerzbank) (b)                6,700,000  6,700,000
 Series PT-40B, 3.45%
 (Liquidity Facility Bayerische Hypotheken) (b)      9,000,000  9,000,000
 Series PT-40C, 3.25%
 (Liquidity Facility Banque Nationale de Paris)      6,720,000  6,720,000
 Series PT-40D, 3.45%
 (Liquidity Facility Banque Nationale de Paris) (b)     60,000  60,000
 Series PA-112, 3.45%
 (MBIA Insured)(Liquidity Facility Merrill Lynch &
Co.) (b)                                             2,500,000  2,500,000
 Series PT-14, 3.25%
 (Liquidity Facility Commerzbank, Germany)           4,975,000  4,975,000
 Series PT-56, 3.45%
 (Liquidity Facility Credit Suisse) (b)              1,180,000  1,180,000
 Series PA-90, 3.45% 2/15/18
 (Liquidity Facility Merrill Lynch) (b)              2,105,000  2,105,000
 Series 1994-1, 3.45%
 (Liquidity Facility State Street Bank) (b)(c)       8,515,179  8,515,179
 Series 1994 H, 3.45%
 (AMBAC Insured) (Liquidity Facility Citibank)
(b)(c)                                               4,000,000  4,000,000
California Poll. Cont. Fin. Auth. Resource Recovery
Rev. (Burney Forest Prod. Proj.) 3.35%,
LOC Nat'l. Westminster Bank, VRDN                    2,000,000  2,000,000
California Poll. Cont. Fin. Auth. Rev.:
Bonds:
  (Chevron USA, Inc. Proj.) Series 1983,
  3.90%, tender 11/15/97                             1,000,000  1,001,377
  (Pacific Gas & Elec. Co.):
   Series 1996 B, 3.40%, tender 3/20/97,
   LOC Morgan Guaranty Trust                         7,100,000  7,100,000
   Series 1996 E:
    3.55%, tender 3/7/97,
    LOC Morgan Guaranty Trust, NY                    2,400,000  2,400,000
    3.45%, tender 3/10/97,
    LOC Morgan Guaranty Trust, NY                    1,800,000  1,800,000
    3.45%, tender 4/8/97,
    LOC Morgan Guaranty Trust, NY                    1,300,000  1,300,000
  (Southern California Edison Co.) Series 1985 D,
  3.25%, tender 3/18/97                              1,200,000  1,200,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                   PRINCIPAL   VALUE
                                                   AMOUNT      (NOTE 1)
CALIFORNIA - CONTINUED
California Poll. Cont. Fin. Auth. Rev.: - continued
VRDN:
  (Pacific Gas & Elec. Co.):
   Series 1996 A, 3.30%, LOC Swiss Bank
Corp. (b)                                         $ 39,700,000 $ 39,700,000
   Series 1996 B, 3.25%, LOC Rabobank Nederland (b)  5,000,000  5,000,000
   Series 1996 C, 3.40%, LOC Bank of America         2,800,000  2,800,000
   Series 1996 F, 3.35%, LOC Banque Nationale de
Paris                                                1,500,000  1,500,000
   Series 1996 G, 3.45%                              2,200,000  2,200,000
  (Shell Oil Corp. - Martinez Proj.) Series 1994 B,
3.40%                                                3,000,000  3,000,000
  (Southern California Edison Proj.):
   Series 1986 A, 3.45%                                700,000  700,000
   Series 1986 B, 3.45%                                600,000  600,000
   Seried 1986 D, 3.45%                              3,900,000  3,900,000
California Poll. Cont. Fin. Auth. Solid Waste Disp.
Rev. VRDN:
 (Athens Disp. Co. Proj.) Series 1995, 3.35%,
 LOC Wells Fargo Bank of San Francisco (b)           2,000,000  2,000,000
 (EDCO Disposal) Series 1996-A,3.35%,
 LOC Wells Fargo Bank                                3,500,000  3,500,000
 (Gilton Solid Waste Mgmt. Inc. Proj.) Series 1995 A,
 3.30%, LOC Bank of America (b)                      2,700,000  2,700,000
 (Sanifill Inc. Proj.) Series 1995 A, 3.30%,
 LOC California St. Teachers Retirement Sys. (b)     3,000,000  3,000,000
 (Shell Oil Co. Martinez Proj.) Series 1994 S,
3.40% (b)                                            6,100,000  6,100,000
 Series 1996 A, 3.50%, LOC Sanwa Bank Ltd. (b)       1,650,000  1,650,000
California School Cash Reserves Prog. Auth. TRAN
Series 1996 A, 4.75% 7/2/97                         12,100,000  12,137,810
California Statewide Commty. Dev. Auth. Apt. Dev.
Rev. Rfdg. Series 1995 A-7, 3.30%
(FNMA Guaranteed) VRDN (b)                           5,000,000  5,000,000
California Statewide Commty. Dev. Auth.
Multi-Family Hsg. Rev. VRDN:
  (Canyon Creek Apts.) Series 1995 C, 3.25%
  (FNMA Guaranteed) (b)                                700,000  700,000
  (Evapco, Inc.) Series 1996 K, 3.40%,
  LOC Nations Bank (b)                               1,500,000  1,500,000
California Statewide Commty. Dev. Auth. Enterprise
Zone Facs. Rev. (JTF Enterprises, LLC Proj.)
Series 1996 A, 3.35%, LOC Bank of America            3,000,000  3,000,000
California Statewide Commty. Dev. Auth. Ind. Dev.
Rev. VRDN:
 (Carvin Corp.) 3.30%,
 LOC California State Teachers Retirement Sys. (b)     435,000  435,000
 (Cordeiro Vault Co., Inc. Proj.) Series 1996 M,
 3.30%, LOC California Teachers Retirement Sys. (b)  1,130,000  1,130,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                   PRINCIPAL   VALUE
                                                   AMOUNT      (NOTE 1)
CALIFORNIA - CONTINUED
California Statewide Commty. Dev. Auth. Ind.
Dev. Rev. VRDN: - continued
 (Peets Coffee & Tea Inc.) Series 1995 E, 3.30%,
 LOC California St. Teacher Retirement Sys. (b)    $ 2,200,000 $ 2,200,000
 (Santa Cruz-Wilson Entities Ltd. Proj.) Series
1993,  3.30%, LOC Bank of Tokyo (b)                  1,300,000  1,300,000
 (Veriflo Corp. Proj.) Series 1996 C, 3.30%,
 LOC ABN-AMRO (b)                                    1,900,000  1,900,000
 (W&H Voortman Inc. Proj.) Series 1990, 3.30%,
 LOC California Teachers Retirement Sys. (b)         1,005,000  1,005,000
California Statewide Commty. Dev. Auth. Rev. VRDN:
 (Andercraft Prod. Inc.) Series 1989, 3.30%,
 LOC California Teachers Retirement Sys. (b)           605,000  605,000
 (Covenant Retirement Commty. Inc.):
  Series 1995, 3.25%, LOC LaSalle Bank               4,000,000  4,000,000
  3.25%, LOC Lasalle Nat'l. Bank                    10,300,000  10,300,000
 (Eurodesign Cabinets Inc. Proj.) 3.30%,
 LOC California Teachers Retirement Sys. (b)         1,000,000  1,000,000
 (Fibrebond West Inc. Proj.) Series 1996 N, 3.30%,
 LOC California State Teachers Retirement Sys. (b)   2,000,000  2,000,000
 (Florestone Prod. Co.) Series 1989, 3.30%,
 LOC Bank of Tokyo (b)                                 880,000  880,000
 (Fulton Properties Ltd, Inc.) Series 1996 F, 3.40%
 LOC Wells Fargo Bank (b)                            3,625,000  3,625,000
 (Instrument Specialties Co.) Series 1989,
 3.30%, LOC California Teachers Retirement Sys. (b)    925,000  925,000
 (J. Michelle of California/Edie Lee Inc.) 3.30%,
 LOC California Teachers Retirement Sys. (b)         1,325,000  1,325,000
 (Kaiser Foundation Hosp.) Series 1995, 3.20%        4,700,000  4,700,000
 (Lansmont Corp. Proj.) Series 1996 G, 3.40%,
 LOC Wells Fargo Bank (b)                            1,000,000  1,000,000
 (Leegin Creative Leather Prod.) Series 1995 A,
3.30%,  LOC California St. Teachers Retirement
Sys. (b)                                             1,715,000  1,715,000
 (Lorber Ind. of California Proj.) Series 1992,
3.40%,  LOC Union Bank                               1,120,000  1,120,000
 (Marcel & Margrit Shurman Proj.) 3.30% (b)          1,655,000  1,655,000
 (Northern California Retired Officers Commty.)
3.35%,  LOC Dresdner Bank                              700,000  700,000
 (Northwest Pipe & Casing Co. Proj.)Series 1990,
3.30%,  LOC California Teacher Retirement Sys. (b)   3,500,000  3,500,000
 (Redline Synthetic Oil Corp.) 3.30%,
 LOC California Teachers Retirement Sys. (b)         1,095,000  1,095,000
 (Setton Prop. Inc. Proj.) Series 1995 E, 3.40%,
 LOC Wells Fargo Bank of San Francisco (b)           2,890,000  2,890,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                   PRINCIPAL   VALUE
                                                   AMOUNT      (NOTE 1)
CALIFORNIA - CONTINUED
California Statewide Commty. Dev. Auth. Rev. VRDN: - continued
 (Zarn Inc. Proj.) Series 1989, 3.30%,
 LOC California Teacher Retirement Sys. (b)        $ 1,175,000 $ 1,175,000
 (Zieman Manufacturing Co. Proj.) Series 1990,
3.30%,  LOC California St. Teacher Retirement
Sys. (b)                                               490,000  490,000
Camarillo Multi-Family Hsg. Rev.
(Hacienda de Camarillo Proj.) Series 1996,
3.25% (FNMA Guaranteed) VRDN (b)                     5,900,000  5,900,000
Carlsbad Hsg. & Redev. Multi-Family Hsg. Rev.
(Seascape Village Proj.) Series A, 3.45%, VRDN      10,600,000  10,600,000
Chula Vista Ind. Dev. Rev. (San Diego Gas & Elec.
Co.) (b):
 VRDN Series B:
  3.35%                                              2,000,000  2,000,000
  3.60%                                              3,600,000  3,600,000
 Bonds:
  Series C:
   3.55%, tender 3/24/97                             1,000,000  1,000,000
   3.50%, tender 6/16/97                             5,000,000  5,000,000
  Series D:
   3.50%, tender 3/10/97                             2,000,000  2,000,000
   3.55%, tender 3/7/97                              1,500,000  1,500,000
  Series E, 3.55%, tender 3/11/97                    2,500,000  2,500,000
Concord Multi-Family Mtg. Rev. (Crossroads Apts.)
Series 1988 B, 3.20%, (FNMA Guaranteed) VRDN         1,900,000  1,900,000
Contra Costa County Wtr. Dist. Participating VRDN,
Series SGA-24, 3.20%
(Liquidity Facility Societe Generale) (c)           11,100,000  11,100,000
Covina Redev. Agcy. Multi-Family Hsg. Rev.
(Shadowhills Apt. Proj.) Series 1994 A, 3.50%, VRDN    500,000  500,000
East Bay Muni. Util. Dist. (Wtr & Swr. Proj.) Series
1988 CP:
 3.45% 3/27/97 (Liquidity Facility Westdeutsche
Landesbank)                                          6,000,000  6,000,000
 3.30% 4/11/97
 (Liquidity Facility Westdeutsche Landesbank)        1,600,000  1,600,000
Emeryville Redev. Agcy. Multi-Family Hsg.
(Emery Bay Apts. II) 3.30%,
LOC Bank of America, VRDN (b)                        3,000,000  3,000,000
Escondido Commty. Dev. Commission Rev.
(Escondido Promeneade Proj.) 3.30%,
LOC Bank of America, VRDN (b)                        4,000,000  4,000,000
Fowler Ind. Dev. Auth. Ind. Dev. Rev.
(Bee Sweet Citrus Inc. Proj.) 3.40%,
LOC Bank of America, VRDN (b)                        2,000,000  2,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                   PRINCIPAL   VALUE
                                                   AMOUNT      (NOTE 1)
CALIFORNIA - CONTINUED
Fremont Multi-Family Hsg. Rev. (Treetops Apts.)
Series 1996 - A, 3.25% (FNMA Guaranteed)
VRDN (b)                                           $ 3,300,000 $ 3,300,000
Fremont (Alameda County) TRAN Series 1996,
4.50% 7/1/97                                         3,500,000  3,506,182
Fremont Unified School Dist. TRAN Series 1996,
4.625% 7/1/97                                        3,300,000  3,307,253
Fresno County TRAN:
 4.50% 6/30/97                                       1,500,000  1,502,870
 4.75% 9/29/97                                       3,800,000  3,823,826
Garden Grove Hsg. Auth. Multi-Family Hsg. Rev.
(Valley View Sr. Villas Proj.) Series1990 A, 3.35%,
LOC Wells Fargo Bank, VRDN (b)                       1,500,000  1,500,000
Huntington Beach Multi-Family Hsg. (Five Point
Seniors Proj.) Series 1991 A,
3.25%, LOC Wells Fargo Bank, VRDN (b)                6,400,000  6,400,000
Irvine Ranch Wtr. Dist. Rev. Series 1985 C,
3.35%, LOC Sumitomo Bank Ltd., VRDN                  3,200,000  3,200,000
Irvine Wtr. Dist. Series 1991, 3.35%,
LOC Natwest Group, VRDN                              1,200,000  1,200,000
Kern County TRAN 4.50% 10/2/97                       3,500,000  3,516,880
Lassen Muni. Util. Dist. Rev. Rfdg. Series 1996 A,
3.40% (FSA Insured) (Liquidity Facility Credit
Local De France), VRDN (b)                           3,500,000  3,500,000
Livermore Ctfs. of Prtn. (Reverse Osmosis Proj.)
3.25%, LOC Nat'l. Westminster Bank                   1,700,000  1,700,000
Long Beach Harbour Dept. CP Series A (b):
 3.30% 3/11/97                                       1,300,000  1,300,000
 3.45% 3/11/97                                       2,900,000  2,900,000
Long Beach Harbor Participating VRDN,
Series SG-73, 3.35%
(Liquidity Facility Societe Generale) (b)(c)         3,000,000  3,000,000
Los Angeles Commty. College Dist. TRAN Series
1996-97, 4.50% 7/1/97                                1,100,000  1,101,764
Los Angeles Commty. Redev. Agcy. Multi-Family Hsg.
Rev. (Promenade Towers) 3.25%, LOC Tokai Bank,
VRDN                                                12,000,000  12,000,000
Los Angeles Convention & Exhibit Ctr. Auth.
Participating VRDN, Series PA-1006, 3.25% (MBIA
Insured) (Liquidity Facility Merrill Lynch) (c)        565,000  565,000
Los Angeles County Dev. Auth. (Caitac & Jae Proj.),
3.40%, LOC Union Bank, VRDN (b)                      1,500,000  1,500,000
Los Angeles County Metropolitan Trans. Auth
Participating VRDN (c):
  Series SG-54, 3.25% (AMBAC Insured)
  (Liquidity Facility Societe Generale)              6,500,000  6,500,000
  Series SG-B2, 3.30% (Liquidity Facility Societe
Generale)                                            6,550,000  6,550,000
  Series SG-B3, 3.30% (Liquidity Facility Societe
Generale)                                            5,200,000  5,200,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                   PRINCIPAL   VALUE
                                                   AMOUNT      (NOTE 1)
CALIFORNIA - CONTINUED
Los Angeles County Multi-Family Hsg. Rev. VRDN:
 (Malibu Meadows Proj.) Series 1991 A,
 3.35%, LOC Sumitomo Bank Ltd.                     $ 9,011,000 $ 9,011,000
 (Malibu Meadows II Proj.) Series 1991 B,
 3.35%, LOC Sumitomo Bank Ltd.                       1,800,000  1,800,000
 (Meadowridge Apt. Proj.) Series 1994 B, 3.50%       1,400,000  1,400,000
Los Angeles County TRAN Series 1996-97,
4.50% 6/30/97                                       23,945,000  24,009,134
Los Angeles Dept. of Wtr. & Pwr. Elec. Plant CP:
 3.40% 5/8/97                                        3,000,000  3,000,000
 3.40% 5/12/97                                       3,000,000  3,000,000
 3.40% 6/12/97                                       2,500,000  2,500,000
Los Angeles Harbor Dept. Participating VRDN (b) (c):
 Series SG-59, 3.35% (Liquidity Facility Societe
Generale)  (MBIA Insured)                            4,725,000  4,725,000
 Series 1996 B, BPA 3.45% Bank of New York          11,185,000  11,185,000
Los Angeles Multi-Family Hsg. Rev. (Beverly Park
Apts.) Series 1988 A, 3.25%, LOC Chase Manhattan
Bank, VRDN (b)                                       5,000,000  5,000,000
Los Angeles Ontario Intl. Arpt. Participating VRDN,
Series SG-61, 3.35%
(Liquidity Facility Societe Generale) (c)            1,400,000  1,400,000
Los Angeles TRAN Series 1996, 4.50% 6/19/97         15,500,000  15,527,795
Los Angeles Unified School Dist. TRAN:
 Series 1996-97 A, 4.50% 6/30/97                     4,450,000  4,459,535
 Series 1996-97 B, 4.50% 9/30/97                     1,000,000  1,005,484
Los Angeles Wastewtr. Participating VRDN,
Series 1996 SGA 26, 3.20%
(Liquidity Facility Societe Generale) (c)            1,000,000  1,000,000
Los Angeles Wastewtr. Sys. 3.40% 4/8/97 CP           3,600,000  3,600,000
Los Angeles Wtr. Pwr. Elec. Plant Participating
VRDN (c)
 Series PA-121, 3.25%
 (Liquidity Facility Merrill Lynch & Co.)            2,000,000  2,000,000
 Series PA-141, 3.25%
 (Liquidity Facility Merrill Lynch & Co.)            2,600,000  2,600,000
Metropolitan Water Dist CP:
 Series A, 3.30% 4/11/97                             1,000,000  1,000,000
 Series B:
  3.45% 3/11/97
  (Liquidity Facility Westdeutsche Landesbank)       2,000,000  2,000,000
  3.40% 4/10/97
  (Liquidity Facility Westdeutsche Landesbank)       1,500,000  1,500,000
  3.40% 4/11/97
  (Liquidity Facility Westdeutsche Landesbank)       3,000,000  3,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                   PRINCIPAL   VALUE
                                                   AMOUNT      (NOTE 1)
CALIFORNIA - CONTINUED
Monterey Ind. Dev. Auth. Rev. (Slautterback Corp. Proj.)
Series 1996 A, 3.30%,
LOC Bayerische Vereinsbank, VRDN (b)               $ 1,350,000 $ 1,350,000
Moreno Valley Unified School Dist. TRAN 4.50%
6/30/97                                              2,000,000  2,003,185
North County Schools Fing. Auth. TRAN 4.75% 7/1/97   1,500,000  1,502,886
Oakland TRAN Series 1996, 4.75% 6/30/97              2,000,000  2,005,551
Oakland Unified School Dist. TRAN (Alameda County)
Series 1996-97, 4.25% 10/14/97                       2,400,000  2,407,543
Oceanside Multi-Family Rev. (Lakeridge Apt. Proj.)
Series 1994, 3.50%, VRDN                             6,700,000  6,700,000
Ontario Ind. Dev. Auth. Rev. (Safari Land Proj.)
Series 1989, 3.30%, LOC Bank of America, VRDN (b)      800,000  800,000
Orange County Apt. Dev. Participating VRDN (c):
 Series JT 1996 A, 3.45%, LOC Citibank (b)           6,100,000  6,100,000
 Series JP 1996 B, 3.35%, LOC Citibank               6,700,000  6,700,000
Orange County Apt. Dev. Rev. VRDN:
 Rfdg. (Harbor Pointe Apts.) Series 1992 D, 3.25%,
 LOC Citibank                                        4,400,000  4,400,000
 (Alicia Viego Proj.) Issue 1986 A, 3.45%,
  LOC Bank of Tokyo (b)                              1,970,000  1,970,000
 (Foothill Oaks Apts. Proj.) Series 1989 B, 3.50%,
 LOC Bank of America (b)                               700,000  700,000
 (Hidden Hills) Series 1985 U-C, 3.30%,
 LOC Tokai Bank Ltd                                  7,300,000  7,300,000
 (Monarch Bay Apt. Proj.) Series 1985 T, 3.30%,
 LOC Mitsubishi Bank Ltd                             2,200,000  2,200,000
 (Niguel Summit I) Series 1985 U-A, 3.30%,
 LOC Chase Manhattan Bank                            4,200,000  4,200,000
 (Niguel Summit II) Series 1985 U-B, 3.45%,
 LOC Bank of America                                 1,200,000  1,200,000
 (Vista Verde Apt. Proj.) Series 1988 A, 3.25%,
 LOC Wells Fargo Bank of San Francisco (b)           4,200,000  4,200,000
 (Wood Canyon Villas) Series 1991 B, 3.25%
  LOC Bank of America (b)                            1,000,000  1,000,000
 (Yorba Linda Assoc.) Series 1985 D, 3.40%,
 LOC Bank of Tokyo                                   1,500,000  1,500,000
Orange County Hsg. Auth. Apt. Dev. Rev. VRDN:
 (Costa Mesa Partners) Series 1985-BB, 3.30%,
 LOC Chase Manhattan Bank                           13,500,000  13,500,000
 (Lantern Pines Proj.-Frost Group) 3.30%,
 LOC Bank of Tokyo, VRDN                             3,750,000  3,750,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                   PRINCIPAL   VALUE
                                                   AMOUNT      (NOTE 1)
CALIFORNIA - CONTINUED
Oxnard Redev. Agcy. Ctfs. of Prtn.
(Channel Islands Bus. Ctr. Proj.) 3.675%,
LOC Wells Fargo Bank of San Francisco, VRDN        $ 3,195,000 $ 3,195,000
Paramount Unified School Dist. TRAN Series 1996,
4.50% 6/30/97                                        3,400,000  3,405,414
Pittsburg Multi-Family Hsg. Auth. Rev.
(Fountain Plaza Apt.) 3.30%, VRDN                    8,400,000  8,400,000
Pleasant Hill Redev. Agcy. Multi-Family Hsg. Rev.
(Chateau III Proj.) Series 1996 A, 3.40%,
LOC Commerzbank, VRDN (b)                              800,000  800,000
Riverside County School Dist. TRAN Series 1996-76,
4.625% 7/17/97                                       1,000,000  1,002,086
Riverside County TRAN 4.50% 6/30/97                  5,600,000  5,614,141
Riverside Hsg. Auth. Multi-Family Hsg. Mtg. Rev.
(Mt. View Apts.) Series 1995, 3.30%,
LOC Federal Home Loan Bank of San Francisco, VRDN    2,400,000  2,400,000
Riverside Hsg. Auth. Multi-Family Hsg. Rev. VRDN:
 (Polk Apt. Proj.) Series 1985 O, 3.40%              2,200,000  2,200,000
 (Tyler Village Proj.) Series 1986A, 3.35%,
 LOC Chase Manhattan Bank                            3,060,000  3,060,000
 (Victoria Springs Apts.) Series 1989 C, 3.35%,
 LOC Bank of America (b)                             2,500,000  2,500,000
Sacramento County Arpt. Sys. Participating VRDN,
Series SGA-33, 3.20%
(Liquidity Facility Societe Generale) (c)            3,100,000  3,100,000
Sacramento Muni. Util. Dist. Participating VRDN,
3.30% (Liquidity Facility Societe Generale) (c)      4,000,000  4,000,000
San Bernardino County Ind. Dev. Auth. Rev. VRDN:
 (Mc Elroy Metal Mill Proj.) 3.30%, LOC California St.
 Teacher Retirement Sys. (b)                           800,000  800,000
 (NRI, Inc.) 3.30%, LOC California St. Teacher
 Retirement Sys. (b)                                 1,640,000  1,640,000
San Bernardino County Multi-Family Hsg. Rev.
(Alta park Apts.) 3.50%, LOC Sumitomo Bank, VRDN     1,700,000  1,700,000
San Bernardino County TRAN 4.50% 6/30/97,
LOC Landesbank Hessen-Thuringen/
Toronto Dominion Bank                                5,200,000  5,214,793
San Diego County Reg'l. Trans. Sales Tax
Participating VRDN, Series BTP-185, 3.20%,
(Liquidity Facility Bankers Trust) (c)               3,000,000  3,000,000
San Diego County Wtr. Auth. Series 1, 3.50% 5/6/97
(Liquidity Facility Bayerische Landesbank)           2,000,000  2,000,000
San Diego Gas & Elec. Participating VRDN Series
1992 A, 3.35% (Liquidity Facility Bank of New
York) (c)                                            5,000,000  5,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                   PRINCIPAL   VALUE
                                                   AMOUNT      (NOTE 1)
CALIFORNIA - CONTINUED
San Diego Hsg. Auth. Multi-Family Hsg. Rev. VRDN:
 Rfdg. (Coral Pointe Apt. Proj.) Series 1993 A,
3.50%                                              $ 3,265,000 $ 3,265,000
 (Carmel Del Mar Apr. Proj.) Series 1993-E,
 3.20%, LOC Citibank                                 3,000,000  3,000,000
 (Paseo Point Apt.) Series 1994 A, 3.35%,
 LOC Bank of Tokyo                                   4,700,000  4,700,000
San Diego Ind. Dev. Participating VRDN, Series 1997,
3.35% (Liquidity Facility Bank of New York) (c)      2,000,000  2,000,000
San Diego Ind. Dev. Rfdg. Bonds (San Diego Gas &
Elec. Co.):
 Series 1995 A:
  3.40%, tender 5/13/97                              2,300,000  2,300,000
  3.50%, tender 5/15/97                              2,000,000  2,000,000
 Series 1995 B, 3.40%, tender 4/21/97                2,300,000  2,300,000
San Francisco City & County Parking Auth.
Participating
VRDN, Series 1996 A,
3.25% (Liquidity Facility Bank of America) (c)       2,900,000  2,900,000
San Francisco City & County Participating VRDN (c):
 Series 1996 AA1, 3.35% (Liquidity Facility Bank of
America)                                             3,775,000  3,775,000
 Series 1996 AA2, 3.35% (Liquidity Facility Bank of
America)                                             2,240,000  2,240,000
San Jose Multi-Family Hsg. Rev. (Siena At
Renaissance) Series 1996 B, 3.30%, LOC Key Bank,
VRDN (b)                                             5,000,000  5,000,000
San Jose Redev. Agcy. Participating VRDN, Series
PA-42I, 3.25% (MBIA Insured) (Liquidity Facility
Merrill Lynch) (c)                                   3,400,000  3,400,000
San Luis Obispo County Office of Ed. TRAN Series
1996, 4.50% 10/9/97                                  4,285,000  4,302,562
San Luis Obispo County TRAN Series 1996-97,
4.50% 7/8/97                                         2,000,000  2,004,076
Santa Clara County Multi-Family Hsg. Rev.
(Garden Grove Apts.) 3.15% (FNMA Guaranteed) VRDN    2,600,000  2,600,000
Santa Clara County TRAN Series 1996-97, 4.50% 8/1/97 5,000,000  5,011,070
Santa Clara Unified School Dist. TRAN Series 1996,
4.50% 7/2/97                                         1,000,000  1,001,943
Simi Valley Multi-Family Hsg. Rev. VRDN:
 (Lincoln Wood Ranch Apt.) 3.35%, LOC Sumitomo Bank  2,200,000  2,200,000
 (Shadowridge Apts.) Series 1989, 3.30%, LOC
Citibank (b)                                         4,800,000  4,800,000
South Coast TRAN Series 1996, 4.75% 6/30/97          7,000,000  7,022,454
Southern California Pub. Pwr. Auth. Participating
VRDN (c):
 Series BTP-90,
 3.20% (Liquidity Facility Bankers Trust)            2,500,000  2,500,000
 Series SG-35, 3.25% (Liquidity Facility Societe
Generale)                                            7,300,000  7,300,000
Stanislaus County Office of Ed. TRAN Series 1996,
4.50% 6/30/97                                        1,700,000  1,702,707
Stanislaus County TRAN 4.50% 7/1/97                  6,100,000  6,111,163
MUNICIPAL SECURITIES (A) - CONTINUED
                                                   PRINCIPAL   VALUE
                                                   AMOUNT      (NOTE 1)
CALIFORNIA - CONTINUED
Torrance Hospital Rev. (Little Co. of Mary Hosp.
-Torrance Mem. Med. Ctr.) Series 1992, 3.25%,
LOC Fuji Bank Ltd., VRDN                           $ 2,500,000 $ 2,500,000
University of California Rev. CP:
 Series A, 3.50% 5/9/97                              1,500,000  1,500,000
 3.30% 4/11/97                                       1,200,000  1,200,000
 3.40% 7/15/97                                       7,500,000  7,500,000
Vista City Ind. Dev. Auth. Rev. (Desalination Sys.,
Inc.) Series 1995, 3.35%,
LOC Wells Fargo Bank of San Francisco, VRDN (b)      1,880,000  1,880,000
TOTAL INVESTMENTS - 100%                                     $806,999,610
Total Cost for Income Tax Purposes                           $ 806,999,828

SECURITY TYPE ABBREVIATIONS
CP - Commercial Paper
RAN - Revenue Anticipation Notes
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Provides evidence of ownership in one or more underlying bonds.
INCOME TAX INFORMATION
At February 28, 1997, the fund had a capital loss carryforward of approximately $457,000 of which $446,000 and $11,000 will expire on February 28, 2003 and 2005, respectively
During fiscal year ended 1997, 100% (unaudited) of the fund's income dividends was free from federal income tax, and 27.44% (unaudited) of the fund's income dividends was subject to the federal alternative minimum tax. FIDELITY CALIFORNIA MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 FEBRUARY 28, 1997

ASSETS

Investment in securities, at value -                                      $ 806,999,610
See accompanying schedule

Cash                                                                       8,536,359

Interest receivable                                                        7,245,923

 TOTAL ASSETS                                                              822,781,892

LIABILITIES

Payable for investments purchased                           $ 2,601,297

Distributions payable                                        45,551

Accrued management fee                                       260,317

Other payables and accrued expenses                          170,104

 TOTAL LIABILITIES                                                         3,077,269

NET ASSETS                                                                $ 819,704,623

Net Assets consist of:

Paid in capital                                                           $ 820,159,799

Accumulated net realized gain (loss) on investments                        (455,176)

NET ASSETS, for 820,183,639 shares outstanding                            $ 819,704,623

NET ASSET VALUE, offering price and redemption price per                   $1.00
share ($819,704,623 (divided by) 820,183,639 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED FEBRUARY 28, 1997

INTEREST INCOME                                                       $ 25,747,654

EXPENSES

Management fee                                          $ 2,929,149

Transfer agent, accounting and custodian fees and        1,637,720
expenses

Non-interested trustees' compensation                    1,979

Registration fees                                        28,465

Audit                                                    20,218

Legal                                                    7,159

Miscellaneous                                            11,511

 Total expenses before reductions                        4,636,201

 Expense reductions                                      (103,299)     4,532,902

NET INTEREST INCOME                                                    21,214,752

NET REALIZED GAIN (LOSS) ON INVESTMENTS                                (10,817)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 21,203,935


STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED         YEAR ENDED
                                                           FEBRUARY 28,       FEBRUARY 29,
                                                           1997               1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                                 $ 21,214,752       $ 23,161,505
Net interest income

 Net realized gain (loss)                                   (10,817)           140,195

 Increase (decrease) in net unrealized gain from            -                  (10,065)
accretion
 of discount

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            21,203,935         23,291,635
FROM OPERATIONS

Distributions to shareholders from net interest income      (21,214,752)       (23,161,505)

Share transactions at net asset value of $1.00 per share    2,802,872,804      2,557,400,271
Proceeds from sales of shares

 Reinvestment of distributions from net interest income     20,627,708         22,361,567

 Cost of shares redeemed                                    (2,736,308,324)    (2,522,553,562)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            87,192,188         57,208,276
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   87,181,371         57,338,406

NET ASSETS

 Beginning of period                                        732,523,252        675,184,846

 End of period                                             $ 819,704,623      $ 732,523,252


FINANCIAL HIGHLIGHTS
                                   YEAR ENDED  YEAR ENDED   YEARS ENDED          TEN MONTHS
                                   FEBRUARY    FEBRUARY 29, FEBRUARY 28,         ENDED
                                   28,                                           FEBRUARY 28,


                                    1997        1996        1995        1994        1993

SELECTED PER-SHARE DATA

Net asset value, beginning          $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
of period

Income from Investment               .029        .032        .026        .020        .019
Operations
Net interest income

Less Distributions

 From net interest income            (.029)      (.032)      (.026)      (.020)      (.019)

Net asset value, end of period      $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN B                       2.90%       3.21%       2.60%       1.97%       1.92%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period           $ 819,705   $ 732,523   $ 675,185   $ 611,765   $ 568,280
(000 omitted)

Ratio of expenses to average         .62%        .64%        .62%        .64%        .62%
net assets                                                                          A

Ratio of expenses to average net     .61%        .64%        .62%        .64%        .62%
assets after expense                C                                               A
reductions

Ratio of net interest income to      2.86%       3.17%       2.58%       1.95%       2.29%
average net assets                                                                  A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURN(S) WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended February 28, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity California Municipal Income Fund (the income fund) and Fidelity Insured Municipal Income Fund (the insured fund) are funds of Fidelity California Municipal Trust. Fidelity California Municipal Money Market Fund (the money market fund) is a fund of Fidelity California Municipal Trust
II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity California Municipal Trust and Fidelity California Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the income, insured and money market fund:
SECURITY VALUATION.
INCOME AND INSURED FUNDS. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount, losses deferred due to futures and options excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FUTURES CONTRACTS. Certain funds may use futures contracts to manage their exposure to the bond markets and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, each fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
2. OPERATING POLICIES - CONTINUED
WHEN-ISSUED SECURITIES. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the applicable statements of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $80,441,814 and $104,778,910, respectively.
The market value of futures contracts opened and closed during the period amounted to $58,081,484 and $52,664,064, respectively.
INSURED FUND. Purchases and sales of securities, other than short-term securities, aggregated $33,102,996 and $53,425,928, respectively.
The market value of futures contracts opened and closed during the period amounted to $35,083,392 and $32,240,634, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .25%. For the period, the management fees were equivalent to an annual rate of .39% for the income, insured and money market funds, respectively.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SUB-ADVISER FEE - CONTINUED
management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the funds. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $570,741 and $205,336 for the income fund,$265,238 and $92,472 for the insured fund and $1,462,476 and $127,726 for the money market fund, respectively.
For the period, the transfer agent fees were equivalent to an annual rate of .12%, .13% and .20% of average net assets for the income fund, insured fund and the money market fund, respectively.
Money market shareholders participating in the Fidelity Ultra Service Account(registered trademark) Program (the Program) pay a $5.00 monthly fee to Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, for performing services associated with the Program. For the period, fees paid to FBSI by shareholders participating in the Program amounted to $118,761.
5. EXPENSE REDUCTIONS.
Each fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of each fund's expenses. During the period, the custodian and transfer agent fees were reduced by $1,120 and $3,006, $448 and $1,347, and $0 and $103,299 for the income fund, insured fund and money market fund, respectively, under these arrangements.
6. PROPOSED REORGANIZATION.
The Board of Trustees has approved Agreements and Plans of Reorganization ("Agreements") between California Municipal Income Fund ("Acquiring Fund")and California Insured Municipal Income Fund, Spartan California Municipal Income Fund, and Spartan California Intermediate Municipal Income Fund ("Target Funds"). The Agreements provide for the transfer of substantially all of the assets of each of the Target Funds in exchange solely for the number of shares of the Acquiring Fund having the same aggregate net asset value as the outstanding shares of each of the Target Funds at the close of business on the day that the Reorganizations are effective. The Agreements also provide for the assumption by the Acquiring Fund of substantially all of the liabilities of each of the Target Funds. A Reorganization can be consummated only if, among other things,
6. PROPOSED REORGANIZATION - CONTINUED
it is approved by the vote of a majority (as defined by the Investment Company Act of 1940) of outstanding voting securities of the Target Fund to which the Reorganization relates. A Special Meeting of Shareholders (Meeting) of the Target Funds will be held on August 4, 1997 to vote on the Agreements. A detailed description of the proposed transaction and voting information will be sent to shareholders of the Target Funds in June 1997. If the Agreements are approved at the Meeting, the Reorganizations are expected to become effective in August 1997.
Effective February 28, 1997, shares of California Insured Municipal Income Fund are no longer available for purchase or exchange to new accounts of the fund.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity California Municipal Trust and Fidelity California Municipal Trust II and the Shareholders of Fidelity California Municipal Income Fund, Fidelity California Insured Municipal Income Fund, and Fidelity California Municipal Money Market Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity California Municipal Income Fund and Fidelity California Insured Municipal Income Fund (funds of Fidelity California Municipal Trust) and Fidelity California Municipal Money Market Fund (a fund of Fidelity California Municipal Trust II) at February 28, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of each fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
April 3, 1997
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISER,
MONEY MARKET FUND
FMR Texas Inc.
Irving, TX
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President -
FIXED-INCOME FUNDS
Sarah H. Zenoble, Vice President -
MONEY MARKET FUND
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Thomas D. Maher, Assistant
Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy * (dagger)
Gerald C. McDonough *
Thomas R. Williams *
* INDEPENDENT TRUSTEES
(dagger) SERVED AS A MEMBER OF THE ADVISORY BOARD    FOR FIDELITY
CALIFORNIA MUNICIPAL MONEY    MARKET FUND
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
 and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774    (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress   1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

SPARTAN(registered trademark)


(registered trademark)
CALIFORNIA
MUNICIPAL
FUNDS



ANNUAL REPORT
FEBRUARY 28, 1997
CHECK PAGE NUMBERS !!!

CONTENTS



PRESIDENT'S MESSAGE                                     3     NED JOHNSON ON INVESTING
                                                              STRATEGIES

SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

                                                        4     PERFORMANCE

                                                        7     FUND TALK: THE MANAGER'S OVERVI
                                                              EW

                                                        10    INVESTMENT CHANGES

                                                        11    INVESTMENTS

                                                        22    FINANCIAL STATEMENTS

SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND

                                                        26    PERFORMANCE

                                                        29    FUND TALK: THE MANAGER'S OVERVI
                                                              EW

                                                        32    INVESTMENT CHANGES

                                                        33    INVESTMENTS

                                                        39    FINANCIAL STATEMENTS

SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND

                                                        43    PERFORMANCE

                                                        45    FUND TALK: THE MANAGER'S OVERVI
                                                              EW

                                                        47    INVESTMENT CHANGES

                                                        48    INVESTMENTS

                                                        60    FINANCIAL STATEMENTS

NOTES                                                   64    NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT                                   68    THE AUDITOR'S OPINION
ACCOUNTANTS

DISTRIBUTIONS                                           69


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
As 1997 begins, the stock and bond markets generally have continued on the course they followed during the past year. Through February, stocks maintained their unprecedented climb, with the large companies still setting the pace. With low, stable interest rates, the bond market has tended to mirror its historical returns in the mid-single digits.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the more likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED FEBRUARY 28, 1997                 PAST 1   PAST 5   LIFE OF
                                                YEAR     YEARS    FUND

Spartan California Municipal Income             6.23%    41.99%   74.26%

Lehman Brothers California                      5.49%    n/a      n/a
 Municipal Bond Index

California Municipal Debt Funds Average         4.81%    39.94%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 27, 1989. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers California Municipal Bond Index - a total return performance benchmark for California investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the California municipal debt funds average, which reflects the performance of 98 mutual funds with similar objectives tracked by Lipper Analytical Services over the past one year. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1997                 PAST 1   PAST 5   LIFE OF
                                                YEAR     YEARS    FUND

Spartan California Municipal Income             6.23%    7.26%    7.95%

Lehman Brothers California                      5.49%    n/a      n/a
 Municipal Bond Index

California Municipal Debt Funds Average         4.81%    6.94%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960930 19961009 151627 S00000000000001
             Spartan CA Municipal Inc    LB Municipal Bond Index
             00456                       SB015
  1989/11/30      10000.00                    10000.00
  1989/12/31      10089.59                    10081.80
  1990/01/31       9987.25                    10034.11
  1990/02/28      10117.35                    10123.42
  1990/03/31      10159.32                    10126.45
  1990/04/30      10004.71                    10053.14
  1990/05/31      10291.89                    10272.60
  1990/06/30      10405.52                    10362.89
  1990/07/31      10581.77                    10515.23
  1990/08/31      10331.20                    10362.55
  1990/09/30      10395.14                    10368.45
  1990/10/31      10553.03                    10556.54
  1990/11/30      10839.14                    10768.83
  1990/12/31      10913.37                    10815.67
  1991/01/31      11018.97                    10960.82
  1991/02/28      11069.19                    11056.18
  1991/03/31      11087.33                    11060.16
  1991/04/30      11257.63                    11207.26
  1991/05/31      11362.91                    11306.89
  1991/06/30      11346.29                    11295.70
  1991/07/31      11518.86                    11433.28
  1991/08/31      11648.24                    11583.86
  1991/09/30      11801.25                    11734.68
  1991/10/31      11931.27                    11840.29
  1991/11/30      11937.35                    11873.33
  1991/12/31      12173.82                    12128.13
  1992/01/31      12203.84                    12155.78
  1992/02/29      12206.43                    12159.67
  1992/03/31      12224.31                    12164.17
  1992/04/30      12344.97                    12272.43
  1992/05/31      12515.95                    12416.88
  1992/06/30      12732.29                    12625.23
  1992/07/31      13141.15                    13003.74
  1992/08/31      12932.81                    12876.95
  1992/09/30      13009.44                    12961.16
  1992/10/31      12727.10                    12833.76
  1992/11/30      13058.63                    13063.61
  1992/12/31      13248.16                    13196.99
  1993/01/31      13414.28                    13350.47
  1993/02/28      14043.77                    13833.36
  1993/03/31      13901.29                    13687.14
  1993/04/30      14029.92                    13825.24
  1993/05/31      14111.35                    13902.94
  1993/06/30      14341.36                    14134.98
  1993/07/31      14346.56                    14153.49
  1993/08/31      14721.68                    14448.17
  1993/09/30      14903.97                    14612.73
  1993/10/31      14947.67                    14640.94
  1993/11/30      14794.62                    14511.95
  1993/12/31      15105.43                    14818.30
  1994/01/31      15269.35                    14987.52
  1994/02/28      14833.85                    14599.35
  1994/03/31      14078.16                    14004.86
  1994/04/30      14135.58                    14123.62
  1994/05/31      14220.77                    14246.07
  1994/06/30      14092.86                    14159.03
  1994/07/31      14375.56                    14418.57
  1994/08/31      14419.07                    14468.45
  1994/09/30      14204.30                    14256.06
  1994/10/31      13876.60                    14002.87
  1994/11/30      13517.02                    13749.70
  1994/12/31      13750.68                    14052.33
  1995/01/31      14245.85                    14453.94
  1995/02/28      14707.09                    14874.26
  1995/03/31      14837.90                    15045.17
  1995/04/30      14833.36                    15062.92
  1995/05/31      15321.72                    15543.58
  1995/06/30      15123.46                    15408.35
  1995/07/31      15240.64                    15554.42
  1995/08/31      15417.15                    15751.65
  1995/09/30      15563.13                    15851.36
  1995/10/31      15833.51                    16081.84
  1995/11/30      16163.42                    16348.64
  1995/12/31      16359.60                    16505.75
  1996/01/31      16479.48                    16630.37
  1996/02/29      16316.46                    16518.11
  1996/03/31      16094.63                    16307.01
  1996/04/30      16028.50                    16260.86
  1996/05/31      16023.93                    16254.36
  1996/06/30      16221.27                    16431.37
  1996/07/31      16390.10                    16580.89
  1996/08/31      16416.27                    16576.91
  1996/09/30      16663.22                    16808.99
  1996/10/31      16881.29                    16999.10
  1996/11/30      17242.89                    17310.18
  1996/12/31      17140.30                    17237.48
  1997/01/31      17166.98                    17270.06
  1997/02/28      17332.95                    17428.49
IMATRL PRASUN   SHR__CHT 19960930 19961009 151629 R00000000000123

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan California Municipal Income Fund on November 30, 1989, shortly after the fund started. As the chart shows, by February 28, 1997, the value of the investment would have grown to $17,333 - a 73.33% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,429 - a 74.29% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS

                         YEAR ENDED YEAR ENDED   YEARS ENDED FEBRUARY 28,
                           FEBRUARY   FEBRUARY
                               28,     29,

                               1997    1996     1995     1994   1993

Dividend returns               5.45%   5.95%    5.83%    5.62%   6.72%

Capital appreciation returns   0.78%    4.99%   -6.69%   0.00%    8.32%

Total returns                  6.23%   10.94%   -0.86%   5.62%   15.04%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested. For the periods through February 29, 1996, capital appreciation and total returns include the effect of a $5 account closeout fee on an average size account.
DIVIDENDS AND YIELD

PERIODS ENDED FEBRUARY 28, 1997          PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.19(cents)   27.09(cents)   54.94(cents)

Annualized dividend rate                 5.15%         5.20%          5.29%

30-day annualized yield                  4.79%         -              -

30-day annualized tax-equivalent yield   8.25%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.61 over the past month, $10.51 over the past six months and $10.39 over the past year, you can compare the fund's income over these three periods. Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 41.95% combined effective 1997 federal and state income tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Stable demand helped municipal
bonds perform better than their
investment-grade taxable
counterparts in the 12 months
ending February 28, 1997.
However, anticipation of
short-term interest rate increases
by the Federal Reserve Board
negatively affected all bonds. For
the period, the Lehman
Brothers Municipal Bond Index
- a broad measure of the
municipal bond market - had a
total return of 5.51%. In
comparison, the Lehman Brothers
Aggregate Bond Index - a
broad measure of the
performance of the U.S. taxable
bond market - returned 5.35%.
New issue supply in the municipal
market was strong through the
first half of the period, but
insurance companies and
individual investors helped sustain
demand. The diminishing
likelihood of significant tax reform
in the near future also helped
support the muni market. Like
most domestic bonds, munis were
affected by signs of strength in the
economy in the first half of 1996.
Nevertheless, the market
conditions that supported the
muni market helped it enter the fall
trading at expensive levels
relative to its taxable counterparts.
Munis stalled because their rich
valuations inhibited demand and
encouraged selling. From
December on, most bond
markets suffered from fears -
confirmed by Fed Chairman Alan
Greenspan's testimony before
Congress in late February - that
latent inflation pressures might
encourage the Fed to raise
short-term rates. Munis, however,
outperformed over the past few
months, in part because of a thin
supply of new issues.

(Portfolio Manager:  Jonathan Short photograph)

An interview with Jonathan Short, Portfolio Manager of Spartan California Municipal Income Fund
Q. HOW DID THE FUND PERFORM, JON?
A. For the year ending February 28, 1997, the fund had a total return of 6.23%. For comparison purposes, the California municipal debt funds average, as tracked by Lipper Analytical Services, returned 4.81%, and the Lehman Brothers California Municipal Bond Index returned 5.49% for the same one-year period.
Q. WHAT TYPES OF BONDS DID WELL?
A. Baa-rated securities were some of the market's - and the fund's - best performers and were a key reason why the fund fared better than many of its competitors. The main driver for their strong returns was tightening credit spreads - meaning lower-quality bonds' yields fell relative to higher-quality bonds during the period. As a result, the prices of lower-quality bonds generally performed better than higher-quality securities. Toward the end of the period, I sold some of these Baa-rated securities in order to lock in their gains. Other good performers were non-callable bonds, which can't be redeemed by their issuer prior to maturity. When interest rates fall, municipal issuers often call - or redeem - bonds before their maturity date and issue new bonds as a way to lower their interest costs. Because the bond market experienced a small rally over the past six months, non-callable bonds generally performed better than callable bonds.
Q. WHAT STRATEGIES DID YOU EMPLOY OVER THE PAST SIX MONTHS?
A. I focused on bonds with maturities in the intermediate range - those with maturities of between five and 20 years - while keeping the fund's holdings in shorter- and longer-term bonds light. I chose to emphasize intermediate bonds because I believed that their expected total return was greater than that of longer-maturity bonds. Additionally, I did not believe that many longer-term securities offered enough additional yield to compensate investors for their added interest rate sensitivity. All in all, I felt that intermediate maturity bonds were attractive on a risk/return basis.
Q. THERE HAS BEEN A LOT OF CONSOLIDATION IN THE HEALTH CARE SECTOR RECENTLY. DID IT HAVE ANY EFFECT ON THE FUND?
A. Yes, it did. To the benefit of the fund, bonds issued by Sequoia Hospital performed well when it was merged with Catholic Health Care West. Additionally, our holdings in Eisenhower Hospital, issued by Rancho Mirage Joint Powers Financing Authority, were advance refunded. With an advance refunding, an issuer with existing bonds in the market will issue a second set of bonds. Proceeds from the second issue are then invested in high-quality U.S. Treasury securities, and these Treasuries then secure the original bonds until the call date.
Q. THE FUND'S STAKE IN GENERAL OBLIGATION BONDS (GOS) ISSUED BY THE STATE HAS INCREASED OVER THE PAST SIX MONTHS. WHY WERE THESE SECURITIES ATTRACTIVE?
A. GOs issued by the state are backed by its full faith and credit and are repaid by general revenue, in contrast to revenue from a specific facility or project built with borrowed funds. In my opinion, the state's credit worthiness has improved as its economy has rebounded. In fact, revenue collections have improved to the point where estimates call for the state's budget to post $1 billion more in revenues than originally projected.
Q. WHAT'S YOUR OUTLOOK?
A. From a supply and demand standpoint, I'm optimistic about municipals. I don't expect to see a tremendous amount of new bonds issued, and the increase in supply we're likely to see should be easily digested if demand remains firm. How municipals fare over the next six months or so will depend heavily on the direction of interest rates, but I don't think anyone can accurately pinpoint where interest rates will be a year from now. That said, we may continue to see some volatility in the bond market as long as there are conflicting signs about the economy and inflation trends.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
for California residents by
normally investing in
investment-grade municipal
securities whose interest is
free from federal income tax
and California personal
income tax
FUND NUMBER: 456
TRADING SYMBOL: FSCAX
START DATE: November
27,1989
SIZE: as of February 28, 1997,
more than $401 million
MANAGER: Jonathan Short,
since 1995; manager, various
Fidelity and Spartan state
municipal bond funds, since
1995; joined Fidelity in 1990
(checkmark)
JONATHAN SHORT ON
CALIFORNIA'S ECONOMY:
"The strength of California's
economic rebound is an
important component in the
overall performance of
California municipal bonds.
For a number of reasons, I am
optimistic about California's
economy. The first is
employment growth, which
continues to outpace the
nation as a whole. Second,
the state budget is posting
revenues well ahead of
projections, thanks mostly to
rising tax collections. Third,
the rebound has grown to be
more broad-based, with
southern California finally
showing improvements after
lagging behind the northern
part of the state. Finally,
permits to build new houses
are up about 15% this year
and sales of existing homes
seem to have stabilized."
SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF FEBRUARY 28, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENT
                     INVESTMENTS    S
                                    IN THESE SECTORS
                                    6 MONTHS AGO

General Obligation   26.1           23.4

Water & Sewer        12.2           11.6

Electric Revenue     11.3           10.1

Special Tax          10.9           11.6

Lease Revenue        10.4           13.1

AVERAGE YEARS TO MATURITY AS OF FEBRUARY 28, 1997
                                    6 MONTHS AGO

Years                15.7           16.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF FEBRUARY 28, 1997
                                   6 MONTHS AGO

Years                7.7           7.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF FEBRUARY 28, 1997 AS OF AUGUST 31, 1996
Aaa 40.7%
Aa, A 39.8%
Baa 14.7%
Non-rated 2.3%
Short-term and other
investments 2.5%
Aaa 41.7%
Aa, A 37.4%
Baa 16.0%
Non-rated 2.3%
Short-term and other
investments 2.6%
Row: 1, Col: 1, Value: 40.2
Row: 1, Col: 2, Value: 39.3
Row: 1, Col: 3, Value: 13.7
Row: 1, Col: 4, Value: 3.3
Row: 1, Col: 5, Value: 3.5
Row: 1, Col: 1, Value: 41.7
Row: 1, Col: 2, Value: 36.4
Row: 1, Col: 3, Value: 15.0
Row: 1, Col: 4, Value: 3.3
Row: 1, Col: 5, Value: 3.6
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.
SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

INVESTMENTS FEBRUARY 28, 1997
Showing Percentage of Total Value of Investments in Securities


MUNICIPAL BONDS - 97.5%

                                  MOODY'S RATINGS PRINCIPAL VALUE
                                  (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - 97.5%
Alameda Hsg. Auth. Multi-Family Hsg. Rev.
(Independence Apts.) Series A,
7.50% 2/20/31 (GNMA Coll.)                    AAA $ 1,765,000 $ 1,811,331
Anaheim Pub. Fing. Auth. Tax Allocation Rev.
(Cap. Appreciation Redev. Proj.)
0% 12/1/06 (MBIA Insured)                     Aaa  5,000,000  3,068,750
Buena Park Commty. Redev. Agcy. Tax
Allocation Rfdg. (Central Bus. Dist. Proj.)
7.10% 9/1/14                                 BBB+  1,500,000  1,588,125
Burbank Redev. Agcy. Tax Allocation Series
A, 5.75% 12/1/08                             Baa1  2,355,000  2,393,269
Cabrillo Unified School Dist. (Cap.
Appreciation) Series A, 0% 8/1/10 (AMBAC
Insured)                                      Aaa  2,150,000  1,029,312
California Dept. Wtr. Resources Rev.
(Central Valley Proj.):
  (Wtr. Sys. Proj.) Series J-1, 7%
12/1/12 (e)                                    Aa  1,000,000  1,170,000
  Series O:
   4.75% 12/1/17                               Aa  2,000,000  1,775,000
   4.75% 12/1/25                               Aa  6,555,000  5,678,269
  5% 12/1/22                                   Aa  1,900,000  1,726,625
California Edl. Facs. Auth. Rev.:
 Rfdg. (Chapman Univ.) 5.375% 10/1/16 (h)     AAA  1,000,000  962,500
 Rfdg. (Univ. of Southern California)
Series A,  5.65% 10/1/10                      Aa3  1,000,000  1,011,250
 (Stanford Univ.) Series J, 6% 11/1/16        Aaa  1,955,000  2,011,206
California Gen. Oblig.:
 Rfdg. 5.50% 6/1/03                            A1  4,000,000  4,200,000
 Rfdg. 5.60% 9/1/21                            A1  1,900,000  1,866,750
 Unltd. Tax 6% 9/1/03                          A1  5,000,000  5,400,000
 Unltd. Tax 6.40% 2/1/05                       A1  1,690,000  1,871,675
 6.10% 2/1/02                                  A1  1,000,000  1,071,250
 6.40% 9/1/07                                  A1  2,000,000  2,245,000
 4.75% 9/1/10                                  A1  1,400,000  1,330,000
 6.50% 9/1/10                                  A1  1,950,000  2,198,625
 7% 10/1/10                                    A1  1,000,000  1,176,250
 5.25% 10/1/14                                 A1  1,000,000  971,250
 5.25% 10/1/17                                 A1  1,500,000  1,430,625
 6.25% 10/1/19
 (Pre-Refunded to 10/1/02 @102) (d)            A1  4,200,000  4,593,750
MUNICIPAL BONDS - CONTINUED
                                  MOODY'S RATINGS PRINCIPAL VALUE
                                  (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
California Health Facs. Fin. Auth. Rev.:
 Rfdg. (Children's Hosp.)
 6% 7/1/06 (MBIA Insured)                     Aaa $ 1,000,000 $ 1,083,750
 (Gould Med. Foundation) Series A,
 7.30% 4/1/20 (Escrowed to Maturity) (d)        A  1,500,000  1,650,000
 (Los Medanos Health Care Corp.) Series A,
 7.25% 3/1/20                                   A  1,500,000  1,548,750
 (Summit Med. Ctr.) Series A,
 5.50% 5/1/05 (FSA Insured)                   Aaa  1,200,000  1,251,000
California Hsg. Fin. Agcy. Rev. (Home Mtg.)
(c):
 Series A, 0% 8/1/23                           Aa  3,650,000  483,625
 Series C:
  8.30% 8/1/19                                 Aa  945,000  978,075
  0% 8/1/21                                    Aa  5,870,000  909,850
  7.60% 8/1/30                                 Aa  5,815,000  6,156,631
 Series F-2, 7.25% 8/1/16                      Aa  3,825,000  4,035,375
 Series L, 5.70% 8/1/25 (MBIA Insured)        Aaa  1,150,000  1,152,875
California Poll. Cont. Fing. Auth. Poll. Cont.
Rev. Rfdg. (San Diego Gas & Elec.)
Series A, 5.90% 6/1/14                         A2  1,900,000  1,992,625
California Pub. Cap. Impt. Fing. Auth. Rev.
(Pooled Proj.) Series B,
8.10% 3/1/18 (MBIA Insured)                   Aaa  1,825,000  1,911,359
California Pub. Wrks. Board Lease Rev.:
 Rfdg. (Dept. of Corrections State Prisons,
Monterey) Series D:
  5.375% 11/1/11                                A  1,000,000  988,750
  5.375% 11/1/14                                A  1,000,000  976,250
 Rfdg. (Univ. of California Projs.) Series A,
 5.40% 12/1/16 (AMBAC Insured)                Aaa  1,340,000  1,304,825
 (Dept. of Corrections Corcoran II) Series A,
 6% 1/1/05 (AMBAC Insured)                    Aaa  2,000,000  2,152,500
 (Dept of Corrections Madera State Prison)
 Series E:
   5.50% 6/1/15                                 A  3,000,000  2,996,250
   5.50% 6/1/19                                 A  1,000,000  963,750
 (Dept. Correction State Prisons, Susanville)
 Series D, 5.25% 6/1/15 (FSA Insured)         Aaa  2,000,000  1,950,000
 (Franchise Tax Board-PH II) Series A,
 6.25% 9/1/11                                   A  1,150,000  1,191,687
MUNICIPAL BONDS - CONTINUED
                                  MOODY'S RATINGS PRINCIPAL VALUE
                                  (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
California Pub. Wrks. Board Lease Rev.: - continued
 (Various California State Univ. Projs.):
  Series A:
   6.50% 9/1/04                                 A $ 1,090,000 $ 1,196,275
   5.50% 6/1/14                                A1  6,475,000  6,434,531
   6.40% 12/1/16                              Aaa  1,500,000  1,678,125
   6.375% 10/1/19                               A  1,250,000  1,334,375
  Series B:
   5% 6/1/06                                   A1  3,000,000  3,026,250
   6.40% 12/1/09                               A1  1,000,000  1,113,750
California Rural Home Mtg. Fin. 4.45%
8/1/01 (MBIA Insured)                         Aaa  3,000,000  2,977,500
California Statewide Commty. Dev. Corp.
Ctfs. of Prtn.:
  Rfdg. (Insured Hosp.) (Triad Healthcare)
  6.25% 8/1/06                                 A+  2,000,000  2,097,500
  (Children's Hosp.) 6% 6/1/13 (MBIA Insured) Aaa  1,570,000  1,666,162
  (Odd Fellows) 5.375% 10/1/13                 A+  2,500,000  2,390,625
  (St. Joseph Health Sys.) 5.50% 7/1/23       Aa3  1,500,000  1,456,875
  (Sister of Charity Leavenworth Sys.):
   5% 12/1/14                                 Aa3  1,315,000  1,218,019
   5% 12/1/23                                 Aa3  5,000,000  4,518,750
  (Villaview Commty. Hosp., Inc.) Series A,
  7% 9/1/09                                     A  1,145,000  1,240,894
  5.616% 7/1/13 (MBIA Insured)                Aaa  4,000,000  3,965,000
Campbell Ctfs. of Prtn. Rfdg. (Civic Center
Proj.) 6% 10/1/18                               A  2,565,000  2,565,000
Carson Redev. Agcy. Rfdg.:
 (Redev. Proj. Area #1) (Tax Allocation):
  6.375% 10/1/12                             Baa1  1,465,000  1,496,131
  6.375% 10/1/16                             Baa1  1,000,000  1,017,500
 (Redev. Proj. Area #2) (Tax Allocation)
  5.875% 10/1/09                              Baa  2,000,000  1,977,500
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Rfdg.
(Wtr. Sys. Impt. Proj.) Series A:
  7% 8/1/11 (MBIA Insured)                    Aaa  1,500,000  1,770,000
  7% 8/1/13 (MBIA Insured)                    Aaa  1,580,000  1,868,350
Central California Joint Pwrs. Health Fing.
Auth. Rfdg. (Commty. Hosp. of Central
California) 5.25% 2/1/04                     Baa1  2,000,000  1,960,000
MUNICIPAL BONDS - CONTINUED
                                  MOODY'S RATINGS PRINCIPAL VALUE
                                  (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Central Valley Fin. Auth. Rev. (Cogeneration
Proj.) (Carson Ice Gen. Proj.):
  6% 7/1/09                                  BBB- $ 3,050,000 $ 3,111,000
  6.10% 7/1/13                               BBB-  1,000,000  1,015,000
  6.20% 7/1/20                               BBB-  3,900,000  3,953,625
Clovis Unified School Dist. Series B, 0%
8/1/03 (MBIA Insured)                         Aaa  3,485,000  2,574,544
Coalinga Ctfs. of Prtn. 7% 4/1/10            BBB+  1,655,000  1,712,925
Contra Costa County Ctfs. of Prtn.(Merrithew
Mem. Hosp.) (Cap. Appreciation)
0% 11/1/14                                     A1  3,000,000  1,083,750
Contra Costa Schools Fin. Auth. Rev. Vista
Unified School Dist. School Sites Series A,
0% 9/1/17 (AMBAC Insured)
(Pre-Refunded to 9/1/02 @ 36.34) (d)          Aaa  3,420,000  970,425
Contra Costa Trans. Auth. Sales Tax Rev.
Series A:
 6% 3/1/03 (FGIC Insured)                     Aaa  1,000,000  1,080,000
 6% 3/1/04 (FGIC Insured)                     Aaa  1,000,000  1,085,000
Culver City Redev. Fin. Auth. Rev. Rfdg.
Tax Allocation 4.60% 11/1/20
(AMBAC Insured)                               Aaa  1,500,000  1,265,625
Desert Hosp. Dist. Rev. Ctfs. of Prtn. 6.392%
7/28/20 (FSA Insured)                         Aaa  5,200,000  5,382,000
Duarte Ctfs. of Prtn. (City of Hope Nat'l.
Med. Ctr.):
  6% 4/1/08                                  Baa1  1,730,000  1,749,462
  6.25% 4/1/23                               Baa1  2,000,000  2,017,500
East Bay Muni. Util. Dist. Wtr. Sys. Rev.
Rfdg.:
 6% 6/1/02 (FGIC Insured)                     Aaa  1,000,000  1,075,000
 6% 6/1/03 (FGIC Insured)                     Aaa  1,500,000  1,623,750
 6% 6/1/04 (FGIC Insured)                     Aaa  1,460,000  1,587,750
Eastern Muni. Wtr. Dist. Wtr. & Swr. Rev.
Ctfs. of Prtn. 6.75% 7/1/12 (FGIC Insured)    Aaa  2,000,000  2,307,500
East Bay Muni. Util. Dist. Wastewater
Treatment Sys.
 Rev. Rfdg. 5.75% 6/1/04 (MBIA Insured)       Aaa  1,000,000  1,068,750
Elk Grove Unified School Dist. Spl. Tax Rfdg.
(Commty. Facs. Dist. #1) 6.50%
12/1/24 (AMBAC Insured)                       Aaa  2,000,000  2,277,500
Encintas Unified School Dist. (Cap.
Appreciation) 0% 8/1/10 (MBIA Insured)        Aaa  1,000,000  476,250
MUNICIPAL BONDS - CONTINUED
                                  MOODY'S RATINGS PRINCIPAL VALUE
                                  (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Fairfield-Suison Swr. Dist. Swr. Rev. Rfdg.
Series A:
  0% 5/1/07 (MBIA Insured)                    Aaa $ 1,635,000 $ 972,825
  0% 5/1/08 (MBIA Insured)                    Aaa  2,085,000  1,167,600
  0% 5/1/09 (MBIA Insured)                    Aaa  2,080,000  1,092,000
Folsom Pub. Fing. Auth. Local Agcy. Rev.
Series A, 7.25% 10/1/10                      BBB+  1,285,000  1,346,037
Fontana Redev. Agcy. Tax Allocation Rfdg.
(Jurupa Hills):
  Series 1992 A, 7.10% 10/1/23                BBB  2,000,000  2,092,500
  Series A, 7% 10/1/14                       BBB+  1,900,000  1,999,750
Foster City Pub. Fin. Auth. 5.80% 9/1/16       A-  1,000,000  987,500
Fremont Unified School Dist. Alameda County
(Cap. Appreciation) Series F,
0% 8/1/04 (MBIA Insured)                      Aaa  1,270,000  879,475
Irvine Ranch Wtr. Dist. Joint Pwr. Agcy.
Local Pool Rev.:
  7.80% 2/15/08                                A+  1,560,000  1,609,202
  7.875% 2/15/23                               A+  5,500,000  5,674,680
  8.25% 8/15/23                                A+  14,365,000  15,137,119
King County Ctfs. of Prtn. 7.50% 7/1/04         -  2,800,000  2,978,500
Kings River Conservation Dist. Pine Flat Pwr.
Rev. Rfdg. 6.375% 1/1/12                       Aa  2,000,000  2,107,500
Long Beach Harbor (c):
 6% 5/15/06 (MBIA Insured)                    Aaa  3,000,000  3,225,000
 5.75% 5/15/07 (MBIA Insured)                 Aaa  4,845,000  5,087,250
 5.50% 5/15/15 (MBIA Insured)                 Aaa  3,710,000  3,617,250
Los Angeles County Ctfs. of Prtn.:
 (Correctional Facs.) 0% 9/1/11 (MBIA Insured)
 (Escrowed to Maturity) (d)                   Aaa  6,400,000  2,904,000
 (Disney Parking Proj.):
  0% 3/1/12                                  Baa1  2,180,000  833,850
  0% 3/1/13                                  Baa1  2,750,000  979,688
  0% 3/1/19                                  Baa1  3,175,000  746,125
 (Health Facs. Construction Loan)
 (Bay Harbor Hosp.) 7.30% 4/1/20                A  1,000,000  1,063,750
Los Angeles Dept. Wtr. & Pwr. Elec. Plant Rev.
Rfdg. 6.375% 2/1/20                            Aa  1,000,000  1,050,000
Los Angeles Harbor Dept. Rev. 7.60% 10/1/18
(Escrowed to Maturity) (d)                     Aa  2,270,000  2,811,963
MUNICIPAL BONDS - CONTINUED
                                  MOODY'S RATINGS PRINCIPAL VALUE
                                  (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Los Angeles County Metropolitan Trans. Auth.
(Sales Tax Rev.):
  Second Series A, 5.90% 7/1/04
  (AMBAC Insured)                             Aaa $ 2,135,000 $ 2,311,138
  Series A, 5.90% 7/1/14 (MBIA Insured)       Aaa  1,585,000  1,640,475
Los Angeles Wastewater Sys. Rev. Rfdg.:
 Series A, 5% 2/1/11 (FGIC Insured)           Aaa  1,345,000  1,297,925
 Series D, 4.70% 11/1/17 (FGIC Insured)       Aaa  2,000,000  1,742,500
Madera County Ctfs. of Partn. (Valley
Children's Hospital) 6.25% 3/15/05 (MBIA
Insured)                                      Aaa  500,000  547,500
Metropolitan Wtr. Dist. Southern Waterworks
Rev. Rfdg.:
  6% 7/1/05 (MBIA Insured)                    Aaa  3,000,000  3,273,750
  5.75% 8/12/18                                Aa  5,000,000  5,018,750
Modesto Ctfs. of Prtn.:
 (Commty. Ctr. Refining Proj.) Series A,
 5.60% 11/1/14 (AMBAC Insured)                Aaa  1,370,000  1,397,400
 (Golf Course Refining Proj.) Series B, 5%
 11/1/23 (AMBAC Insured)                      Aaa  1,585,000  1,460,181
Modesto Irrigation Dist. Ctfs. of Prtn. Rfdg.
& Cap. Impts. Series A, 0% 10/1/10 (MBIA
Insured)                                      Aaa  2,270,000  1,092,438
Northern California Pwr. Agcy. Pub. Pwr. Rev.:
 Rfdg. (Geothermal Proj. #3) Series A:
  5.50% 7/1/05 (AMBAC Insured)                Aaa  2,250,000  2,370,938
  5.80% 7/1/09 (AMBAC Insured)                Aaa  5,675,000  6,029,688
 Rfdg.( Hydro Elec. Proj. #1) 7.50% 7/1/23
 (AMBAC Insured)
  (Pre-Refunded to 7/1/21 @ 100) (d)          Aaa  1,170,000  1,452,263
Oakland Redev. Agcy. Central Dist. Redev.
(Sub. Tax Allocation) 5% 9/1/21
(MBIA Insured)                                Aaa  1,000,000  923,750
Ontario Redev. Fing. Auth. Rev.:
 (Ctr. City Cimarron Proj. #1):
  0% 8/1/08 (MBIA Insured)                    Aaa  3,255,000  1,798,388
  0% 8/1/09 (MBIA Insured)                    Aaa  3,260,000  1,691,125
 (Ontario Redev. Proj. 1) 6.95% 8/1/11
 (MBIA Insured)                               Aaa  1,000,000  1,175,000
Orange County Local Trans. Auth. Sales Tax
Rev. First Series-Measure M, 6%
2/15/08 (AMBAC Insured)                       Aaa  1,250,000  1,346,875
Palomar Pomerado Health Sys. Rev.
0% 11/1/05 (MBIA Insured)                     Aaa  3,075,000  2,010,281
MUNICIPAL BONDS - CONTINUED
                                  MOODY'S RATINGS PRINCIPAL VALUE
                                  (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Pleasanton Joint Pwrs. Fin. Auth. Reassessment
Series A:
  5.80% 9/2/02                                Baa $ 2,445,000 $ 2,515,294
  6% 9/2/05                                   Baa  1,390,000  1,445,600
  6.15% 9/2/12                                Baa  5,095,000  5,171,425
Port Oakland Port Rev.:
 Rfdg. Series F:
  0% 11/1/06 (MBIA Insured)                   Aaa  1,250,000  770,313
  0% 11/1/08 (MBIA Insured)                   Aaa  3,500,000  1,907,500
 Series G, 6% 11/1/07 (MBIA Insured) (c)      Aaa  900,000  960,750
Rancho Mirage Joint Pwrs. Fing. Auth. Ctfs.
of Prtn. (Eisenhower Mem. Hosp.) 7% 3/1/22
(Pre-Refunded to 3/1/02 @ 102) (d)             A2  1,000,000  1,131,250
Rancho Wtr. Dist. Fin. Auth. Rev. Rfdg.:
 5.875% 11/1/10 (FGIC Insured)                Aaa  2,500,000  2,621,875
 4.875% 8/1/15 (AMBAC Insured)                Aaa  2,005,000  1,807,006
Riverside County Asset Leasing Corp.
Leasehold Rev. (Riverside County Hosp. Proj.)
 Series A:
   5.75% 6/1/01                                A3  1,250,000  1,285,937
   6% 6/1/03                                   A3  1,500,000  1,567,500
   6.375% 6/1/09                               A3  3,000,000  3,157,500
   6.50% 6/1/12                                 A  5,500,000  5,926,250
Riverside County Redev. Agcy. Tax Allocation
(Redev. Proj. #4) Series A:
  7.50% 10/1/10                               BBB  1,000,000  1,065,000
  7.50% 10/1/26                               BBB  2,500,000  2,687,500
Riverside Unified School Dist. Ctfs. of Prtn.
(Cap. Appreciation Land Acquisition Proj.)
Series B, 0% 9/1/26 (FSA Insured) (f)         Aaa  1,835,000  1,752,425
Sacramento Cogeneration Auth. Cogeneration
 Proj. Rev.:
  (Proctor & Gamble Proj.):
   5.40% 7/1/98                              BBB-  1,000,000  1,011,250
   5.70% 7/1/00                              BBB-  1,200,000  1,228,500
   6.375% 7/1/10                             BBB-  800,000  834,000
Sacramento Fing. Auth. Lease Rev. Rfdg.
Series A, 5.40% 11/1/20 (AMBAC Insured)       Aaa  1,925,000  1,886,500
Sacramento Muni. Util. Dist. Elec. Rev.:
 1.76% 11/15/08 (FGIC Insured) (g)            Aaa  7,000,000  6,763,750
 6.30% 8/15/18 (FGIC Insured)                 Aaa  3,500,000  3,648,750
MUNICIPAL BONDS - CONTINUED
                                  MOODY'S RATINGS PRINCIPAL VALUE
                                  (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Sacramento Pwr. Auth. Rev. (Cogeneration
Proj.) 6.50% 7/1/06                          BBB- $ 1,500,000 $ 1,610,625
San Bernardino County Ctfs. of Prtn.:
 (Cap. Facs. Proj.) Series B, 6.875% 8/1/24
 (Escrowed to Maturity) (d)                  Baa1  2,500,000  2,959,375
 (Med. Ctr. Fin.) 5.50% 8/1/22               Baa1  4,500,000  4,258,125
San Diego County Regional Trans. 6% 4/1/05
(AMBAC Insured)                               Aaa  1,500,000  1,627,500
San Diego County Regional Trans. Commission
Sales Tax Rev. Second Series A, 6%
4/1/04 (FGIC Insured)                         Aaa  1,875,000  2,029,687
San Diego County Wtr. Auth. 5.632%
4/25/07 (FGIC Insured)                        Aaa  2,500,000  2,606,250
San Francisco Bldg. Auth. Lease Rev.
(Dept. Gen. Svcs. Lease) Series A,
5% 10/1/08                                      A  1,320,000  1,295,250
San Francisco City & County Intl. Arpt. Rev.:
 Second Series 2, 6.20%
 5/1/05 (AMBAC Insured)                       Aaa  1,300,000  1,407,250
 Second Series 9A, 5.125%
 5/1/07 (FGIC Insured) (c)                    Aaa  2,000,000  1,992,500
San Francisco City & County Pub. School Facs.
Impt. Series A, 7.20% 9/1/01                   A1  625,000  647,369
San Francisco City & County Redev. Agcy.
7.75% 9/1/06                                    -  6,000,000  6,210,540
San Francisco City & County Redev. Fing. Auth.
Tax Allocation Rfdg. (Cap. Appreciation)
(Redev. Proj.) Series B,
0% 8/1/10 (MBIA Insured)                      Aaa  1,475,000  715,375
San Francisco City & County Swr. Rev.:
 Rfdg. 5.90% 10/1/08 (AMBAC Insured)          Aaa  2,000,000  2,112,500
 Series B:
  0% 10/1/06 (FGIC Insured)                   Aaa  3,690,000  2,297,025
  0% 10/1/08 (FGIC Insured)                   Aaa  1,600,000  882,000
San Joaquin County Ctfs. of Prtn.
(Gen. Hosp. Proj.):
  5.70% 9/1/01                                  A  1,000,000  1,023,750
  6.25% 9/1/13                                  A  2,500,000  2,559,375
Santa Ana Commty. Redev. Agcy. Tax Allocation
(Santa Ana Redev. Proj. Area) Series B,
6.50% 12/15/14                                AAA  860,000  915,900
Santa Barbara Ctfs. of Prtn.
(American Baptist Hosp.) 7.40% 5/15/15          A  2,000,000  2,142,500
MUNICIPAL BONDS - CONTINUED
                                  MOODY'S RATINGS PRINCIPAL VALUE
                                  (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Santa Clara County Fin. Auth. Lease Rev.
(VMC Replacement Proj.) Series A,
7.75% 11/15/08 (AMBAC Insured)                Aaa $ 1,175,000 $ 1,462,875
Santa Margarita/Dana Point Auth. Rev.
(Impt. Dists. 1-2-2A & 8) 7.25%
8/1/08 (MBIA Insured)                         Aaa  1,780,000  2,131,550
Sequoia Hosp. Dist. Rev. Rfdg. 5.375%
8/15/13 (Escrowed to Maturity) (d)            Baa  2,225,000  2,216,656
South Orange County Pub. Fin. Auth. Spl.
Tax Rev.:
  Rfdg. (Sr. Lien) Series A,
  7% 9/1/10 (MBIA Insured)                    Aaa  3,300,000  3,885,750
  (Foothill Area) Series C,
  8% 8/15/09 (FGIC Insured)                   Aaa  3,650,000  4,630,937
Southern California Pub. Pwr. Auth. Pwr.
Proj. Rev. (Multiple Proj.) 6.75% 7/1/11        A  2,500,000  2,809,375
Sulphur Springs Unified School Dist.:
 Series A, 0% 9/1/08 (MBIA Insured)           Aaa  2,745,000  1,492,594
 Unltd. Tax Series A, 0% 9/1/12 (MBIA
Insured)                                      Aaa  2,750,000  1,165,312
Upland Ctfs. of Prtn. (San Antonio Commty.
Hosp.):
 5.25% 1/1/08                                   A  1,850,000  1,801,437
 5.25% 1/1/13                                   A  3,000,000  2,767,500
West Covina Ctfs. of Prtn. (Queen of the Valley
Hosp.) 6.50% 8/15/24                           A2  1,100,000  1,142,626
TOTAL MUNICIPAL BONDS
(Cost $373,932,217)                                           389,534,519
MUNICIPAL NOTES (A) - 2.5%
CALIFORNIA - 2.5%
California Gen. Oblig. RAN 4.50% 6/30/97    MIG 1  1,500,000  1,504,410
California Poll. Cont. Fin. Auth. Poll.
Rev., VRDN:
 Rfdg. (Pacific Gas & Elec.) Series C, 3.40%,
 LOC Bank of America NT & SA                 A-1+  3,400,000  3,400,000
 (Southern California Edison Proj.)
 Series 1986 C, 3.45%                      VMIG 1  1,200,000  1,200,000
California Poll. Cont. Fing. Auth.
Resource Recovery Rev., VRDN (c):
  (Burney Forest Prod. Proj.) 3.35%,
  LOC Fleet Bank Nat'l. Bank                  P-1  1,500,000  1,500,000
MUNICIPAL NOTES (A) - CONTINUED
                                  MOODY'S RATINGS PRINCIPAL VALUE
                                  (UNAUDITED) (B)    AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
California Poll. Cont. Fing. Auth. Resource
Recovery Rev., VRDN (c): - continued
  (Ultra Pwr. Rocklin Proj.) Series 1988 A,
  3.45%, LOC Bank of America NT & SA          P-1 $ 300,000 $ 300,000
Fresno County Unltd. Tax TRAN
4.75% 9/29/97                               SP-1+  2,000,000  2,012,520
TOTAL MUNICIPAL NOTES
(Cost $9,916,930)                                            9,916,930
TOTAL INVESTMENTS - 100%
(Cost $383,849,147)                                         $399,451,449

FUTURES CONTRACTS
                                  EXPIRATION UNDERLYING FACE UNREALIZED
                                  DATE       AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
68 Municipal Bond Contracts       Jun. 1997   $ 7,766,875    $ (19,742)
50 30-Year Treasury Bond
Contracts                         Jun. 1997     5,521,875      (5,141)
                                              $ 13,288,750    $ (24,883)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 3.3%
SECURITY TYPE ABBREVIATIONS
RAN - Revenue Anticipation Notes
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(f) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(g) Security collateralized by an amount sufficient to pay interest and principal.
(h) A portion of the Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $409,500.
(i) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(j) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
(k) Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 69.5% AAA, AA, A 82.1%
Baa         8.5% BBB         8.6%
Ba          0.0% BB          0.0%
B           0.0% B           0.0%
Caa         0.0% CCC         0.0%
Ca, C       0.0% CC, C       0.0%
                 D           0.0%
The percentage not rated by both S&P and Moody's amounted to 2.3%. FMR has determined that unrated debt securities that are lower quality account for 0.0% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation                   26.1%
Water and Sewer                      12.2
Electric Revenue                     11.3
Special Tax                          10.9
Lease Revenue                        10.4
Health Care                           7.9
Pooled Loan                           5.6
Escrowed/Pre-Refunded                 5.5
Others (individually less than 5%)   10.1
TOTAL                               100.0%
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $384,029,498. Net unrealized appreciation aggregated $15,421,951, of which $16,499,483 related to appreciated investment securities and $1,077,532 related to depreciated investment securities.
At February 28,1997, the fund had a capital loss carryforward of approximately $8,463,000 of which $1,148,000 and $7,315,000 will expire on February 28, 2003 and 2004, respectively.
SPARTAN CALIFORNIA MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 FEBRUARY 28, 1997

ASSETS

Investment in securities, at value (cost $383,849,147) -                  $ 399,451,449
See accompanying schedule

Cash                                                                       38,298

Interest receivable                                                        5,194,243

Receivable for daily variation on futures contracts                        11,500

 TOTAL ASSETS                                                              404,695,490

LIABILITIES

Payable for investments purchased

 Regular delivery                                           $ 1,333,327

 Delayed delivery                                            999,148

Payable for fund shares redeemed                             331,875

Distributions payable                                        352,943

Accrued management fee                                       169,460

Other payables and accrued expenses                          5,525

 TOTAL LIABILITIES                                                         3,192,278

NET ASSETS                                                                $ 401,503,212

Net Assets consist of:

Paid in capital                                                           $ 395,666,869

Accumulated undistributed net realized gain (loss)                         (9,741,076)
on investments

Net unrealized appreciation (depreciation) on                              15,577,419
investments

NET ASSETS, for 37,882,646 shares outstanding                             $ 401,503,212

NET ASSET VALUE, offering price and redemption price per                   $10.60
share ($401,503,212 (divided by) 37,882,646 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED FEBRUARY 28, 1997

INTEREST INCOME                                                          $ 23,067,140

EXPENSES

Management fee                                             $ 2,182,509

Non-interested trustees' compensation                       8,715

 Total expenses before reductions                           2,191,224

 Expense reductions                                         (48,551)      2,142,673

NET INTEREST INCOME                                                       20,924,467

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      1,034,257

 Futures contracts                                          396,497       1,430,754

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      1,320,125

 Futures contracts                                          13,946        1,334,071

NET GAIN (LOSS)                                                           2,764,825

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 23,689,292
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         FEBRUARY 28,    FEBRUARY 29,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 20,924,467    $ 22,267,955
Net interest income

 Net realized gain (loss)                                 1,430,754       (167,688)

 Change in net unrealized appreciation (depreciation)     1,334,071       19,615,441

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          23,689,292      41,715,708
FROM OPERATIONS

Distributions to shareholders                             (20,973,796)    (22,267,955)
From net interest income

 From net realized gain                                   (77,905)        -

 TOTAL DISTRIBUTIONS                                      (21,051,701)    (22,267,955)

Share transactions                                        46,639,557      51,893,617
Net proceeds from sales of shares

 Reinvestment of distributions                            16,494,304      17,497,697

 Cost of shares redeemed                                  (73,490,444)    (75,426,818)

 Redemption fees                                          21,059          28,650

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (10,335,524)    (6,006,854)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (7,697,933)     13,440,899

NET ASSETS

 Beginning of period                                      409,201,145     395,760,246

 End of period (including undistributed net interest     $ 401,503,212   $ 409,201,145
income of $0 and $49,329, respectively)

OTHER INFORMATION
Shares

 Sold                                                     4,490,938       5,015,350

 Issued in reinvestment of distributions                  1,584,913       1,696,585

 Redeemed                                                 (7,073,997)     (7,327,672)

 Net increase (decrease)                                  (998,146)       (615,737)


FINANCIAL HIGHLIGHTS
                               YEAR ENDED   YEAR ENDED    YEARS ENDED FEBRUARY       TEN MONTHS
                             FEBRUARY 28,   FEBRUARY      28,                        ENDED
                                            29,                                      FEBRUARY
                                                                                    28,


                                    1997        1996        1995        1994 C      1993

SELECTED PER-SHARE DATA

Net asset value, beginning          $ 10.520    $ 10.020    $ 10.930    $ 11.330    $ 10.540
of period

Income from Investment               .548        .571        .603        .631        .543
Operations
Net interest income

 Net realized and unrealized         .082        .498        (.732)      (.012)      .858
 gain (loss)

 Total from investment               .630        1.069       (.129)      .619        1.401
operations

Less Distributions

 From net interest income            (.549)      (.570)      (.603)      (.631)      (.543)

 From net realized gain              (.002)      -           (.180)      (.330)      (.070)

 In excess of net realized gain      -           -           -           (.060)      -

 Total distributions                 (.551)      (.570)      (.783)      (1.021)     (.613)

Redemption fees added to paid        .001        .001        .002        .002        .002
in capital

Net asset value, end of period      $ 10.600    $ 10.520    $ 10.020    $ 10.930    $ 11.330

TOTAL RETURN B                       6.23%       10.94%      (.85)%      5.63%       13.76%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period           $ 401,503   $ 409,201   $ 395,760   $ 566,613   $ 573,871
(000 omitted)

Ratio of expenses to average         .55%        .54%        .55%        .52%        .40% A,
net assets                                      D                       D           D

Ratio of expenses to average net     .54%        .54%        .55%        .52%        .40% A
assets after expense                E
reductions

Ratio of net interest income to      5.25%       5.57%       6.04%       5.58%       6.07% A
average net assets

Portfolio turnover rate              23%         38%         30%         54%         26% A


C ANNUALIZED
C TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C EFFECTIVE MARCH 1,1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1997                          PAST 1   LIFE OF
                                                         YEAR     FUND

Spartan California Intermediate Municipal Income         4.96%    15.99%

Lehman Brothers California 1-17 Year                     5.05%    n/a
 Municipal Bond Index

California Intermediate Municipal Debt Funds             4.29%    n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on December 30, 1993. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers California 1-17 Year Municipal Bond Index - a total return performance benchmark for California investment-grade municipal bonds with maturities between one and 17 years. To measure how the fund's performance stacks up against its peers, you can compare it to the California intermediate municipal debt funds average, which reflects the performance of 29 mutual funds with similar objectives tracked by Lipper Analytical Services over the past one year. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1997                          PAST 1   LIFE OF
                                                         YEAR     FUND

Spartan California Intermediate Municipal Income         4.96%    4.79%

Lehman Brothers California 1-17 Year                     5.05%    n/a
 Municipal Bond Index

California Intermediate Municipal Debt Funds             4.29%    n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960930 19961009 151627 S00000000000001
             Spartan CA Int Muni         LB Municipal Bond Index
             00432                       LB015
  1993/12/31      10000.00                    10000.00
  1994/01/31      10114.46                    10114.20
  1994/02/28       9828.19                     9852.24
  1994/03/31       9522.27                     9451.06
  1994/04/30       9579.71                     9531.20
  1994/05/31       9659.48                     9613.84
  1994/06/30       9607.30                     9555.10
  1994/07/31       9783.77                     9730.24
  1994/08/31       9816.77                     9763.91
  1994/09/30       9713.91                     9620.58
  1994/10/31       9559.65                     9449.71
  1994/11/30       9394.31                     9278.86
  1994/12/31       9532.70                     9483.09
  1995/01/31       9774.19                     9754.12
  1995/02/28       9992.53                    10037.77
  1995/03/31      10067.59                    10153.10
  1995/04/30      10078.44                    10165.08
  1995/05/31      10389.38                    10489.45
  1995/06/30      10291.45                    10398.19
  1995/07/31      10419.57                    10496.77
  1995/08/31      10560.65                    10629.87
  1995/09/30      10625.07                    10697.15
  1995/10/31      10767.07                    10852.69
  1995/11/30      10919.50                    11032.74
  1995/12/31      10975.50                    11138.76
  1996/01/31      11075.45                    11222.86
  1996/02/29      11049.70                    11147.10
  1996/03/31      10915.23                    11004.64
  1996/04/30      10902.00                    10973.50
  1996/05/31      10889.28                    10969.11
  1996/06/30      10987.55                    11088.57
  1996/07/31      11075.95                    11189.47
  1996/08/31      11085.25                    11186.79
  1996/09/30      11196.12                    11343.40
  1996/10/31      11343.15                    11471.69
  1996/11/30      11535.09                    11681.63
  1996/12/31      11489.39                    11632.56
  1997/01/31      11522.67                    11654.55
  1997/02/28      11598.21                    11761.54
IMATRL PRASUN   SHR__CHT 19960930 19961009 151629 R00000000000123






$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan California Intermediate Municipal Income Fund on December 31, 1993, shortly after the fund started. As the chart shows, by February 28, 1997, the value of the investment would have grown to $11,598
- a 15.98% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,762 - a 17.62% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS

                         YEAR ENDED YEAR ENDED YEAR ENDED DECEMBER 30,
                         FEBRUARY   FEBRUARY   FEBRUARY   1993
                         28,        29,        28,        (COMMENCEMENT
                                                          OF OPERATIONS) TO
                                                          FEBRUARY 28,

                               1997    1996     1995     1994

Dividend returns               4.73%   5.28%    5.05%    0.69%

Capital appreciation returns   0.23%    5.29%   -3.39%   -2.41%

Total returns                  4.96%   10.57%   1.66%    -1.72%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested. For periods through February 29, 1996, capital appreciation and total returns include the effect of a $5 account closeout fee on an average size account.
DIVIDENDS AND YIELD

PERIODS ENDED FEBRUARY 28, 1997          PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      3.50(cents)   22.52(cents)   45.38(cents)

Annualized dividend rate                 4.58%         4.59%          4.63%

30-day annualized yield                  4.36%         -              -

30-day annualized tax-equivalent yield   7.51%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.97 over the past month, $9.89 over the past six months, and $9.81 over the past year, you can compare the fund's income over these three periods. Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 41.95% combined effective 1997 federal and state income tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Stable demand helped municipal
bonds perform better than their
investment-grade taxable
counterparts in the 12 months
ending February 28, 1997.
However, anticipation of
short-term interest rate increases
by the Federal Reserve Board
negatively affected all bonds. For
the period, the Lehman
Brothers Municipal Bond Index
- a broad measure of the
municipal bond market - had a
total return of 5.51%. In
comparison, the Lehman Brothers
Aggregate Bond Index - a
broad measure of the
performance of the U.S. taxable
bond market - returned 5.35%.
New issue supply in the municipal
market was strong through the
first half of the period, but
insurance companies and
individual investors helped sustain
demand. The diminishing
likelihood of significant tax reform
in the near future also helped
support the muni market. Like
most domestic bonds, munis were
affected by signs of strength in the
economy in the first half of 1996.
Nevertheless, the market
conditions that supported the
muni market helped it enter the fall
trading at expensive levels
relative to its taxable counterparts.
Munis stalled because their rich
valuations inhibited demand and
encouraged selling. From
December on, most bond
markets suffered from fears -
confirmed by Fed Chairman Alan
Greenspan's testimony before
Congress in late February - that
latent inflation pressures might
encourage the Fed to raise
short-term rates. Munis, however,
outperformed over the past few
months, in part because of a thin
supply of new issues.

(Portfolio Manager:  Jonathan Short photograph)

An interview with Jonathan Short, Portfolio Manager of Spartan California Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, JON?
A. For the year ending February 28, 1997, the fund had a total return of 4.96%. For comparison purposes, the California intermediate municipal debt funds average, as tracked by Lipper Analytical Services, returned 4.29%, and the Lehman Brothers California 1-17 Year Municipal Bond Index returned 5.05% for the same period.
Q. WHAT HELPED THE FUND PERFORM BETTER THAN ITS COMPETITORS?
A. Baa-rated securities were some of the market's - and the fund's - best performers and were a key reason why the fund fared better than many of its competitors. The main driver for the strong returns of Baa-rated bonds was tightening credit spreads. Credit spreads refer to the difference in yield between bonds carrying the lowest investment-grade rating of Baa and those with the highest credit rating of Aaa. As spreads tightened, lower-quality bonds' yields fell relative to higher-quality bonds during the period. As a result, lower-quality bonds generally performed better than higher-quality issues. Additionally, Sequoia Hospital was boosted by its merger with Catholic Health Care West.
Q. GENERAL OBLIGATION BONDS (GOS) MADE UP THE FUND'S LARGEST SECTOR CONCENTRATION AT THE END OF THE PERIOD. WHICH TYPES OF GOS DID YOU TARGET?
A. A large portion of the fund's stake in GOs are state general obligation bonds, which are issued by the state, backed by its full faith and credit, and are repaid by general revenue, in contrast to revenue from a specific facility or project built with borrowed funds. In my opinion, the state's credit worthiness has improved as its economy has rebounded. In fact, revenue collections have improved to the point where estimates call for the state's budget to post $1 billion more in revenues than originally projected.
Q. WHAT FACTORS DID YOU CONSIDER WHEN DETERMINING THE OVERALL STRUCTURE OF THE PORTFOLIO?
A. I placed a lot of emphasis on the price breakdown of the bonds. I prefer to have a lighter position in callable "par" bonds - those with prices between $97 and $103 - and a heavier weighting in discount and premium bonds with prices below $97 or above $103, respectively. The main reason for this strategy was that I felt that par bonds are more susceptible to call risk, where the issuer can redeem an issue before its maturity. I also looked for bonds with good "call protection." When interest rates fall, municipal issuers often call - or redeem - bonds before their maturity and issue new bonds as a way to lower their interest costs. So I focus on bonds with good call protection - those that have some longer period of time before they legally can be called away - and non-callable bonds, which can't be redeemed by their issuer before maturity.
Q. WHAT'S YOUR OUTLOOK?
A. From a supply and demand standpoint, I'm optimistic about municipals. I don't expect to see a tremendous amount of new bonds issued. And the increase in supply we're likely to see should be easily digested if demand remains firm. But how municipals fare over the next six months or so will depend heavily on the direction of interest rates, and I don't think anyone can accurately pinpoint where interest rates will be a year from now. That said, we may continue to see some volatility in the bond market as long as there are conflicting signs about the economy and inflation trends.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income for
California residents by
normally investing in
investment-grade municipal
securities whose interest is
free from federal income
tax and California personal
income tax
FUND NUMBER: 432
TRADING SYMBOL: FSCMX
START DATE: December 30,
1993
SIZE: as of February 28,
1997, more than $74 million
MANAGER: Jonathan Short,
since 1995; manager, Spartan
Florida Municipal Income,
since 1996; Fidelity Advisor
California Municipal Income
and Spartan Arizona
Municipal Income, since 1995;
Spartan California Municipal
Income, Fidelity California
Municipal Income, Fidelity
California Insured Municipal
Income and Fidelity
Minnesota Municipal
Income, since 1995; joined
Fidelity in 1990
(checkmark)
JONATHAN SHORT ON
CALIFORNIA'S ECONOMY:
"The strength of California's
economic rebound is an
important component in the
overall performance of
California municipal bonds.
For a number of reasons, I
am optimistic about
California's economy. The
first is employment growth,
which continues to outpace
the nation as a whole.
Second, the state budget is
posting revenues well
ahead of projections, thanks
mostly to rising tax
collections. Third, the
rebound has grown to be
more broad-based, with
southern California finally
showing improvements after
lagging behind the northern
part of the state. Finally,
permits to build new houses
are up about 15% this year
and sales of existing homes
seem to have stabilized."
SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF FEBRUARY 28, 1997
                        % OF FUND'S    % OF FUND'S INVESTMENT
                        INVESTMENTS    S
                                       IN THESE SECTORS
                                       6 MONTHS AGO

General Obligation      28.7           29.7

Special Tax             15.8           15.4

Water & Sewer           13.2           13.4

Escrowed/Pre-Refunded   8.5            8.3

Health Care             7.5            10.7

AVERAGE YEARS TO MATURITY AS OF FEBRUARY 28, 1997
                                       6 MONTHS AGO

Years                   8.8            8.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF FEBRUARY 28, 1997
                                      6 MONTHS AGO

Years                   5.9            5.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF FEBRUARY 28, 1997 AS OF AUGUST 31, 1996
Aaa 46.7%
Aa, A 35.3%
Baa 13.3%
Ba, B 0.0%
Non-rated 0.0%
Short-term
investments 4.7%
Aaa 50.8%
Aa, A 35.5%
Baa 9.4%
Ba, B 0.0%
Non-rated 0.0%
Short-term
investments 4.3%
Row: 1, Col: 1, Value: 46.7
Row: 1, Col: 2, Value: 35.3
Row: 1, Col: 3, Value: 13.3
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 4.7
Row: 1, Col: 1, Value: 50.8
Row: 1, Col: 2, Value: 35.5
Row: 1, Col: 3, Value: 9.4
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 4.3
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.
SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND

INVESTMENTS FEBRUARY 28, 1997
Showing Percentage of Total Value of Investments in Securities

MUNICIPAL BONDS - 95.3%
                                      MOODY'S RATINGS PRINCIPAL VALUE
                                      (UNAUDITED) (B) AMOUNT    (NOTE 1)
CALIFORNIA - 95.3%
California Dept. Wtr. Resources Wtr. Sys. Rev.
(Central Valley Proj.):
  Series I, 6.95% 12/1/25
  (Pre-Refunded to 6/1/00 @ 101.50) (d)           Aaa $ 500,000 $ 548,750
  Series J-2, 5.50% 12/1/01                        Aa  500,000  523,750
California Edl. Facs. Auth. Rev. Rfdg.
(Univ. of Southern California)
Series A, 5.70% 10/1/15 (f)                       Aa3  1,000,000  980,000
California Gen. Oblig.:
 6.40% 2/1/06                                      A1  575,000  641,125
 6.40% 9/1/07                                      A1  1,000,000  1,122,500
 6% 10/1/08                                        A1  425,000  462,719
 6.50% 9/1/10                                      A1  1,000,000  1,127,500
 7% 10/1/10                                        A1  500,000  588,125
 6.25% 10/1/19                                     A1  1,040,000  1,137,500
California Hsg. Fin. Agcy. Rev. (Home Mtg.):
 Series L, 5.70% 8/1/25 (MBIA Insured) (c)        Aaa  1,000,000  1,002,500
 Series R, 5.25% 8/1/16 (MBIA Insured)            Aaa  1,200,000  1,194,000
California Pub. Wks. Board Lease Rev.:
 Rfdg. (California State Univ. Proj.) Series A,
 5.50% 6/1/14                                      A1  1,000,000  993,750
 Rfdg. (Dept. Correction State Prison, Monterey
 County) Series D, 5.375% 11/1/12                   A  1,250,000  1,234,375
 (California Univ. Proj.) Series A:
  6.10% 10/1/06 (e)                                 A  1,210,000  1,309,825
  6.30% 10/1/10                                     A  1,000,000  1,077,500
 (Dept. Corrections State Prison) (Central
 California Womens Fac. Madera County)
  Series A, 7% 9/1/02
   (Pre-Refunded to 9/1/00 @ 102) (d)             Aaa  500,000  554,375
 (Dept. Correction State Prisons, Madera):
 Series E, 6% 6/1/07                                A  590,000  630,563
  7% 9/1/00                                         A  1,000,000  1,082,500
California Statewide Commtys. Dev. Auth.
Rev. Ctfs. of Prtn. Rfdg.:
  5.25% 8/1/97                                     A+  250,000  250,313
  5.90% 8/1/01                                     A+  200,000  204,000
  6.25% 8/1/06                                     A+  1,000,000  1,048,750
California Univ. Rev. Rfdg. (Multiple Purp.
Projs.) Series C, 9% 9/1/02 (AMBAC Insured)       Aaa  100,000  121,500
Carson Redev. Agcy. Rfdg. (Redev. Proj. Area #2)
(Tax Allocation) 5.50% 10/1/02                    Baa  100,000  100,125
MUNICIPAL BONDS - CONTINUED
                                      MOODY'S RATINGS PRINCIPAL VALUE
                                      (UNAUDITED) (B) AMOUNT    (NOTE 1)
CALIFORNIA - CONTINUED
Castaic Lake Wtr. Agcy. Ctfs. of Prtn.
(Wtr. Sys. Impt. Proj.) Series A, 7.25%
8/1/07 (MBIA Insured)                           Aaa $ 1,755,000 $ 2,086,256
Central California Joint Pwrs. Health Fing.
Auth. Ctfs. of Prtn. Rfdg. (Commty. Hosps.
of Central California) 5.25% 2/1/04            Baa1  1,000,000  980,000
Central Valley Fin. Auth. Cogeneration Proj.
Rev. (Carson Ice Gen. Proj.) 5.50% 7/1/01      BBB-  1,400,000  1,429,750
Chino Basin Fing. Auth. Rev. Rfdg. (Muni.
Wtr. Dist. Swr. Sys. Proj.):
  7% 8/1/05 (AMBAC Insured)                     Aaa  1,185,000  1,371,638
  7% 8/1/09 (AMBAC Insured)                     Aaa  350,000  409,938
Clovis Unified School Dist. Series B, 0%
8/1/02 (MBIA Insured)                           Aaa  300,000  233,625
Contra Costa Trans. Auth. Sales Tax Rev.
Series A:
 6% 3/1/03 (FGIC Insured)                       Aaa  530,000  572,400
 6% 3/1/08 (FGIC Insured)                       Aaa  1,000,000  1,087,500
Duarte Ctfs. of Prtn. (City of Hope Nat'l.
Med. Ctr.) 6% 4/1/08                           Baa1  1,200,000  1,213,500
East Bay Regional Park Dist.:
 Series B, 6.10% 9/1/06                          Aa  300,000  317,625
 Series C, 6.50% 9/1/01 (FGIC Insured)          Aaa  500,000  543,750
Elk Grove Unified School Dist. Spl. Tax Rfdg.
(Commty. Facs. Dist. #1) 6.50%
12/1/07 (AMBAC Insured)                         Aaa  500,000  567,500
Encintas Unified School Dist. (Cap.
Appreciation) 0% 8/1/04 (MBIA Insured)          Aaa  500,000  347,500
Escondido Joint Pwrs. Fing. Auth. Lease Rev.
Rfdg. (California Ctr. for the Arts) 0%
9/1/04 (AMBAC Insured)                          Aaa  570,000  396,150
Foothill/Eastern Trans. Corridor Agcy.
(California Toll Rd. Rev.) Sr. Lien Series
A, 0% 1/1/04                                    Baa  1,600,000  1,092,000
Foster City Pub. Fing. Auth. Rev. Commty.
Dev. Proj. Series A, 5.50% 9/1/09                A-  370,000  368,613
Fremont Unified School Dist. Alameda County
(Cap. Appreciation) Series F, 0%
8/1/09 (MBIA Insured)                           Aaa  1,000,000  508,750
Inglewood Hosp. Rev. (Daniel Freeman Hosp.
Inc.) 6.50% 5/1/01                                A  1,000,000  1,057,500
La Quinta Redev. Agcy. Tax Alloc. Rfdg.
(Redev. Proj. Area #1):
  7.30% 9/1/06 (MBIA Insured)                   Aaa  620,000  736,250
  7.30% 9/1/11 (MBIA Insured)                   Aaa  555,000  668,775
MUNICIPAL BONDS - CONTINUED
                                      MOODY'S RATINGS PRINCIPAL VALUE
                                      (UNAUDITED) (B) AMOUNT    (NOTE 1)
CALIFORNIA - CONTINUED
Long Beach Harbor Rev. (c):
 5.75% 5/15/07 (MBIA Insured)                   Aaa $ 1,000,000 $ 1,050,000
 5.50% 5/15/11 (MBIA Insured)                   Aaa  700,000  701,750
Los Angeles County Metropolitan Trans.
Auth. (Sales Tax Rev.):
  Rfdg. (Prop. A) Series A, 5.30% 7/1/05
  (MBIA Insured)                                 Aaa  2,000,000  2,080,000
  (Prop. C) Second Series A:
   5.90% 7/1/08 (AMBAC Insured)                  Aaa  500,000  542,500
   5.90% 7/1/02 (AMBAC Insured)                  Aaa  1,200,000  1,285,500
  Series A, 6.75% 7/1/11
  (Pre-Refunded to 7/1/01 @ 102) (d)             Aaa  1,250,000  1,392,188
Los Angeles Dept. Arpt. Rev.
(Los Angeles Int'l. Arpt.) Series D, 5.625%
5/15/12 (FGIC Insured) (c)                       Aaa  1,000,000  1,003,750
Los Angeles Dept. of Wtr. & Pwr. Rev.
(Elec. Plant) Second Issue, 9% 10/15/01           Aa  110,000  130,763
Los Angeles Wastewater Sys. Rev. Rfdg.
Series A, 9% 6/1/00 (MBIA Insured)               Aaa  500,000  570,000
Madera County Ctfs. of Prtn. (Valley Children's
Hosp.) 6.25% 3/15/05 (MBIA Insured)              Aaa  480,000  525,600
Manhattan Beach Unified School Dist. Series A,
0% 9/1/09 (FGIC Insured)                         Aaa  975,000  497,250
Metropolitan Wtr. Dist. Southern California
Crossover Rfdg. Series A-2, 5% 3/1/02            Aaa  250,000  258,125
Northern California Pwr. Agcy. Pub. Pwr. Rev.
Rfdg. (Geothermal Proj. #3-B) 5.50%
7/1/01 (AMBAC Insured)                           Aaa  500,000  522,500
Ontario Redev. Fing. Auth. Rev. Rfdg.
(Ontario Redev. Proj. #1) 6.65%
8/1/07 (MBIA Insured)                            Aaa  500,000  572,500
Orange County Wtr. Dist. Ctfs. of Prtn.,
Series A, 5.50% 8/15/09 (AMBAC Insured)          Aaa  1,000,000  1,015,000
Port Oakland Port Rev. Rfdg. Series F, 0%
11/1/05 (MBIA Insured)                           Aaa  300,000  196,125
Rancho Wtr. Dist. Fing. Auth. Rev. Rfdg.:
 6.50% 11/1/00 (FGIC Insured)                    Aaa  1,315,000  1,413,625
 6.50% 11/1/03 (FGIC Insured)                    Aaa  1,300,000  1,443,000
Riverside County Asset Leasing Corp. Leasehold
Rev. (Riverside County Hosp. Proj.)
Series A, 6% 6/1/03                               A3  2,000,000  2,090,000
MUNICIPAL BONDS - CONTINUED
                                      MOODY'S RATINGS PRINCIPAL VALUE
                                      (UNAUDITED) (B) AMOUNT    (NOTE 1)
CALIFORNIA - CONTINUED
Rosemead Redev. Agcy. (Sub. Lien Tax Allocation
Proj. Area 1) 0% 10/1/98
(Escrowed to Maturity) (d)                       A- $ 1,120,000 $ 1,050,000
Roseville Joint Unified High School Dist.
Series B, 0% 8/1/00 (FGIC Insured)              Aaa  1,060,000  912,925
Sacramento City Fing. Auth. (Gas Tax Rev.)
Series A, 6.75% 12/1/08 (AMBAC Insured)         Aaa  1,475,000  1,699,938
Sacramento Cogeneration Auth. Cogeneration
Proj. Rev. (Proctor & Gamble Proj.)
7% 7/1/05                                      BBB-  1,500,000  1,661,250
San Bernadino County Ctfs. of Prtn. Rfdg.
(Med. Ctr. Fing. Proj.) 5.25% 8/1/04           Baa1  915,000  917,288
San Diego County Regional Trans. Commission
Sales Tax Rev. Second Series A, 6.25%
4/1/03 (FGIC Insured)                           Aaa  1,000,000  1,091,250
San Francisco Bldg. Auth. Lease Rev. Dept.
Gen. Svcs. Lease Series A, 5% 10/1/05             A  400,000  403,500
San Francisco City & County Gen. Oblig.
Series 95 A & B, 6.50% 6/15/03
(FGIC Insured)                                  Aaa  680,000  748,850
San Francisco City & County Pub. Utils. Wtr.
Rev. Crossover Rfdg. Series A,
6.50% 11/1/09                                    Aa  1,000,000  1,095,000
San Francisco Port Comm. Rev. Rfdg.
5.50% 7/1/04                                      A  1,000,000  1,025,000
San Joaquin County Ctfs. of Prtn.
(General Hosp. Proj.):
  5.70% 9/1/01                                    A  250,000  255,938
  5.80% 9/1/02                                    A  350,000  360,063
Santa Barbara Ctfs. of Prtn. Rfdg.
5.10% 3/1/03                                     A1  1,000,000  1,001,250
Santa Barbara Redev. Agcy. Tax Allocation 6%
3/1/05 (AMBAC Insured)                          Aaa  500,000  542,500
Santa Margarita/Dana Point Auth. Rev. Rfdg.
(Impt. Dists 1-2-2A & 8) Series A,
7.25% 8/1/06 (MBIA Insured)                     Aaa  1,500,000  1,773,750
Sequoia Hosp. Dist. Rev. Rfdg. (d):
 4.90% 8/15/02 (Escrowed to Maturity)           Baa  1,225,000  1,251,031
 5% 8/15/03 (Escrowed to Maturity)              Baa  1,285,000  1,317,125
Southern California Pub. Pwr. Auth. Pwr. Proj.
Rev. Series 11, 0% 7/1/15
(Pre-Prefunded to 7/1/00 @ 101) (d)             Aaa  300,000  262,500
MUNICIPAL BONDS - CONTINUED
                                      MOODY'S RATINGS PRINCIPAL VALUE
                                      (UNAUDITED) (B) AMOUNT    (NOTE 1)
CALIFORNIA - CONTINUED
West Covina Ctfs. of Prtn. (Queen of the
Valley Hosp.):
 5.90% 8/15/02                                   A2 $ 875,000 $ 913,281
 6% 8/15/03                                      A2  925,000  972,401
 6.125% 8/15/04                                  A2  980,000  1,037,575
TOTAL MUNICIPAL BONDS
(Cost $69,427,797)                                            71,507,656
MUNICIPAL NOTES (A) - 4.7%
CALIFORNIA - 4.7%
California Poll. Cont. Fin. Auth. Poll. Cont.
Rev. Rfdg.
(Pacific Gas & Elec.) Series C,
3.40%, LOC Bank of America NT & SA,
VRDN   A-1+  1,000,000  1,000,000
California Poll. Cont. Fing. Auth. Resource
Recovery Rev., VRDN (c):
  (Burney Forest Prod. Proj.) 3.35%,
  LOC Fleet Nat'l. Bank                         P-1  700,000  700,000
  (Ultra Pwr. Rocklin Proj.) Series 1988 A,
  3.45%, LOC Bank of America NT & SA            P-1  500,000  500,000
Chula Vista Ind. Dev. Rev. Rfdg. (San Diego
Gas & Elec. Co.) Series B, 3.60%, VRDN (c)      P-1  300,000  300,000
Los Angeles Gen. Oblig. TRAN Series 1996-1997,
4.50% 6/30/97                                 MIG 1  1,000,000  1,002,950
TOTAL MUNICIPAL NOTES
(Cost $3,502,950)                                               3,502,950
TOTAL INVESTMENTS - 100%
(Cost $72,930,747)                                              $75,010,606
FUTURES CONTRACTS
                                    EXPIRATION UNDERLYING FACE UNREALIZED
                                    DATE       AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
4 Municipal Bond Contracts          June 1997   $ 456,875       $ (1,161)

THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.6%
SECURITY TYPE ABBREVIATIONS
TRAN - Tax Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) A portion of the Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,082,500.
(f) Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 76.7% AAA, AA, A 81.9%
Baa         9.2% BBB        10.5%
Ba          0.0% BB          0.0%
B           0.0% B           0.0%
Caa         0.0% CCC         0.0%
Ca, C       0.0% CC, C       0.0%
                 D           0.0%
The percentage not rated by both S&P and Moody's amounted to 0.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation                  28.7%
Special Tax                         15.8
Water and Sewer                     13.2
Escrowed/Pre-Refunded                8.5
Health Care                          7.5
Transportation                       6.8
Electric Revenue                     6.7
Lease Revenue                        6.7
Others (individually less than 5%)   6.1
TOTAL                              100.0%
INCOME TAX INFORMATION
At February 28, 1997, the aggregate cost of investment securities for income tax purposes was $72,930,747. Net unrealized appre-ciation aggregated $2,079,859, of which $2,147,023 related to appreciated investment securities and $67,164 related to depreciated investment securities.
At February 28, 1997, the fund had a capital loss carryforward of approximately $531,000 which will expire on February 28, 2003.
SPARTAN CALIFORNIA INTERMEDIATE MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 FEBRUARY 28, 1997

ASSETS

Investment in securities, at value (cost $72,930,747) -                $ 75,010,606
See accompanying schedule

Interest receivable                                                     977,494

Receivable for daily variation on futures contracts                     125

 TOTAL ASSETS                                                           75,988,225

LIABILITIES

Payable to custodian bank                                   $ 9,901

Payable for investments purchased

 Delayed delivery                                            978,848

Payable for fund shares redeemed                             179,312

Distributions payable                                        52,813

Accrued management fee                                       31,444

Other payables and accrued expenses                          206

 TOTAL LIABILITIES                                                      1,252,524

NET ASSETS                                                             $ 74,735,701

Net Assets consist of:

Paid in capital                                                        $ 73,199,224

Accumulated undistributed net realized gain (loss) on                   (542,221)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                           2,078,698
investments

NET ASSETS, for 7,509,522 shares outstanding                           $ 74,735,701

NET ASSET VALUE, offering price and redemption price per                $9.95
share ($74,735,701 (divided by) 7,509,522 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED FEBRUARY 28, 1997

INTEREST INCOME                                                        $ 3,703,561

EXPENSES

Management fee                                             $ 396,854

Non-interested trustees' compensation                       503

 Total expenses before reductions                           397,357

 Expense reductions                                         (14,887)    382,470

NET INVESTMENT INCOME                                                   3,321,091

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      121,408

 Futures contracts                                          (57,315)    64,093

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      94,597

 Futures contracts                                          (2,633)     91,964

NET GAIN (LOSS)                                                         156,057

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 3,477,148
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         FEBRUARY 28,    FEBRUARY 29,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 3,321,091     $ 2,732,937
Net interest income

 Net realized gain (loss)                                 64,093          479,021

 Change in net unrealized appreciation (depreciation)     91,964          2,234,218

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          3,477,148       5,446,176
FROM OPERATIONS

Distributions to shareholders                             (3,326,818)     (2,732,937)
From net interest income

 From net realized gain                                   (22,353)        -

 TOTAL DISTRIBUTIONS                                      (3,349,171)     (2,732,937)

Share transactions                                        34,326,389      48,603,881
Net proceeds from sales of shares

 Reinvestment of distributions                            2,683,021       2,118,660

 Cost of shares redeemed                                  (34,212,041)    (27,396,571)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          2,797,369       23,325,970
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 2,925,346       26,039,209

NET ASSETS

 Beginning of period                                      71,810,355      45,771,146

 End of period (including undistributed net interest     $ 74,735,701    $ 71,810,355
income of $0 and $5,727, respectively)

OTHER INFORMATION
Shares

 Sold                                                     3,498,968       4,982,957

 Issued in reinvestment of distributions                  273,235         217,196

 Redeemed                                                 (3,493,042)     (2,822,894)

 Net increase (decrease)                                  279,161         2,377,259


FINANCIAL HIGHLIGHTS
                                  YEAR ENDED     YEAR ENDED  YEAR ENDED   DECEMBER 30, 1993
                                FEBRUARY 28,    FEBRUARY 29, FEBRUARY     (COMMENCEMENT OF
                                                             28,          OPERATIONS) TO
                                                                          FEBRUARY 28,


                                        1997       1996       1995       1994

SELECTED PER-SHARE DATA

Net asset value, beginning of period    $ 9.930    $ 9.430    $ 9.760    $ 10.000

Income from Investment Operations        .453       .478       .477       .070
Net interest income

 Net realized and unrealized             .024       .499       (.330)     (.240)
 gain (loss)

 Total from investment operations        .477       .977       .147       (.170)

Less Distributions

 From net interest income                (.454)     (.477)     (.477)     (.070)

 From net realized gain                  (.003)     -          -          -

 Total distributions                     (.457)     (.477)     (.477)     (.070)

Net asset value, end of period          $ 9.950    $ 9.930    $ 9.430    $ 9.760

TOTAL RETURN B                           4.96%      10.58%     1.67%      (1.71)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period               $ 74,736   $ 71,810   $ 45,771   $ 22,713
(000 omitted)

Ratio of expenses to average             .54%       .24% C     .05% C     .00% C
net assets                              C

Ratio of expenses to average net         .53%       .24%       .05%       .00%
assets after expense reductions         D

Ratio of net interest income to          4.60%      4.93%      5.16%      4.66% A
average net assets

Portfolio turnover rate                  22%        35%        55%        0%


C ANNUALIZED
C TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and the effect of the fund's $5 account closeout fee on an average size account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1997                   PAST 1   PAST 5   LIFE OF
                                                  YEAR     YEARS    FUND

Spartan California Municipal Money Market         3.18%    15.99%   29.98%

California Tax-Free                               2.87%    13.70%   25.70%
 Money Market Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance over a set period - in this case, one year, five years or since the fund started on November 27, 1989. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the California tax-free money market funds average, which reflects the performance of 46 California tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. over the past one year. (The periods covered by the IBC Financial Data, Inc. numbers are the closest match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1997                   PAST 1   PAST 5   LIFE OF
                                                  YEAR     YEARS    FUND

Spartan California Municipal Money Market         3.18%    3.01%    3.68%

California Tax-Free                               2.87%    2.60%    3.20%
 Money Market Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
                              3/3/97  12/2/96  9/2/96  6/3/96  2/26/96

Spartan California             3.08%   3.22%   3.22%   3.31%   3.06%
 Municipal Money Market



If Fidelity had not reimburs   2.93%   3.07%   3.07%   3.16%   2.91%
ed
 certain fund expenses



California Tax-Free Money      2.74%   2.95%   2.84%   2.95%   2.76%
 Market Funds Average



Spartan California             5.31%   5.55%   5.55%   5.70%   5.27%
 Municipal Money Market -
 Tax-equivalent



If Fidelity had not reimburs   5.05%   5.29%   5.29%   5.44%   5.01%
ed
 certain fund expenses





YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. If the advisor had not reimbursed certain fund expenses during the periods shown, the yields would have been lower. You can compare these yields to the California tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1997 federal and state income tax rate of 41.95%. A portion of the funds income may be subject to the alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields on
taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the
tax-free yield - makes the
comparison more meaningful.
Keep in mind that the U.S.
Government neither insures
nor guarantees a money
market fund. In fact, there is no
assurance that a money
market fund will maintain a $1
share price.
(checkmark)
SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS: Diane McLaughlin became Portfolio Manager of Spartan California Municipal Money Market Fund on August 1, 1996.

(Portfolio Manager:  Diane McLaughlin photograph)


Q. DIANE, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE PAST YEAR?
A. Just prior to the beginning of the period in March 1996, market sentiment had shifted from a fear of recession to a fear that the economy might be expanding too rapidly. Accordingly, investors began expecting the Federal Reserve Board to increase the rate banks charge each other for overnight loans - the fed funds target rate - to head off possible inflation. As it turned out, the Fed held steady for over a year, keeping the fed funds target rate at 5.25% since February of last year. While the economy ended 1996 on a fairly strong note, economic data released in January suggested that the economy was proceeding at a more moderate pace. More importantly, inflation pressures didn't materialize, vindicating the Fed's decision to leave policy unchanged. However, the Fed had expressed concern about tightness in the labor market and the potential upward pressure low unemployment might exert on the economy's core inflation. Further, the Fed has indicated a bias toward raising interest rates to keep inflation at bay. By February, the market had grown complacent with the Fed's steady policy, but during the final days of the month, Fed Chairman Alan Greenspan's semiannual testimony before Congress caused a shift in market sentiment. Mentioning the possibility of raising rates before price pressure flows through to the consumer - a pre-emptive tightening - his comments reinforced the increased probability of a near-term increase in the fed funds target rate, causing an increase in rates in the short end of the taxable market.
Q. WHAT KIND OF STRATEGY DID YOU PURSUE WITH THE FUND OVER THE PAST SIX
MONTHS?
A. In anticipation of higher rates, my investment focus remained on the short end of the yield curve. My purchases were concentrated in variable rate instruments and three-month commercial paper. This conservative strategy resulted in the fund's maturity declining considerably from the mid 60-day range to 40 days at the end of the period. I have been able to take advantage of technicals - supply and demand trends - unique to the municipal short-term market. In periods of little demand, municipal money market rates rise relative to taxable securities with comparable maturities. I have tried to anticipate these periods to position the fund to buy at higher yields. The fund has selectively purchased attractive longer-term securities during these times. In addition, although the fed funds target rate has held steady, short-term rates have been volatile. Yields have risen as the market has digested strong economic data and fallen as indicators reflect mild inflation. This volatility has provided trading opportunities for the fund.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on February 28, 1997, was 3.09%, compared to 3.05% 12 months ago. The latest yield was the equivalent of a 5.32% taxable rate of return for California investors in the 41.95% combined state and federal income tax bracket. Through February 28, 1997, the fund's 12-month total return was 3.18%, compared to 2.87% for the California tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. There is a risk that the economy's moderate strength may become more robust, causing inflation pressures to build and possibly leading to an upward trend in interest rates. Furthermore, seasonal outflows caused by individual tax payments on April 15 are expected to cause yields to rise on short-term municipal money market instruments. That being said, the fund's average maturity should trend downward since there is virtually no new issuance scheduled over the next few months. I'll continue to look for trading opportunities, but intend to try to keep the fund's average maturity close to 40 days, which will enable me to extend the fund's average maturity if rates do increase.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income for California residents
while maintaining a stable
$1.00 share price
FUND NUMBER: 457
TRADING SYMBOL: FSPXX
START DATE: November 27, 1989
SIZE: as of February 28,
1997, more than $1.3 billion
MANAGER: Diane McLaughlin,
since August 1996; manager,
various Fidelity and Spartan
municipal money market
funds; joined Fidelity in 1992
(checkmark)


SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            2/28/97            8/31/96            2/29/96

0 - 30       71                 72                 69

31 - 90      5                  10                 7

91 - 180     21                 2                  17

181 - 397    3                  16                 7

WEIGHTED AVERAGE MATURITY
                               2/28/97   8/31/96   2/29/96

Spartan California Municipal   40 days   63 days   49 days
 Money Market

California Tax-free            40 days   52 days   42 days
 Money Market Funds
 Average *

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF FEBRUARY 28, 1997 AS OF AUGUST 31, 1996

Row: 1, Col: 1, Value: 63.0
Row: 1, Col: 2, Value: 12.0
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 23.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 1, Value: 69.0
Row: 1, Col: 2, Value: 9.0
Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 17.0
Row: 1, Col: 5, Value: 2.0
Variable rate
demand notes
(VRDNs) 64%
Commercial
paper 12%
Tender bonds 1%
Municipal
notes 23%
Other 0%
Variable rate
demand notes
(VRDNs) 70%
Commercial
paper 9%
Tender bonds 2%
Municipal
notes 18%
Other 1%
* SOURCE: IBC'S MONEY FUND REPORT (registered trademark)
SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND

INVESTMENTS FEBRUARY, 1997
Showing Percentage of Total Value of Investments in Securities

MUNICIPAL SECURITIES (A) - 100%
                                                  PRINCIPAL    VALUE
                                                  AMOUNT       (NOTE 1)
CALIFORNIA - 100.0%
Alameda County Ind. Dev. Auth. Ind. Rev.
(Edward L. Shimmon, Inc. Proj.) Series 1996 A,
3.30%, LOC Banque Nationale De Paris, VRDN (b)     $ 3,600,000 $ 3,600,000
Alameda County TRAN 4.50% 6/30/97                   3,800,000  3,806,663
Anaheim Hsg. Auth. Multi-Family Hsg. Rev., VRDN
(b):
 (Bel Age Apts. Proj.) 3.30% (FNMA Guaranteed)    5,100,000  5,100,000
 (Parka Vista Apts) Series 1993 A, 3.30%,
 LOC Citibank, N.A.                               9,800,000  9,800,000
 (Sage Park Proj.) Series A, 3.30%,
 LOC Bank of America NT & SA                      3,900,000  3,900,000
Azusa Multi-Family Hsg. Rev. (Pacific Glen Apt.
Proj.) Series 1994, 3.50% (Continental Casualty
Co.) VRDN                                         3,300,000  3,300,000
Barstow Multi-Family Hsg. Rev. (Rimrock Village
Apt. Proj.) Series 1996, 3.30%, LOC Federal Home
Loan Bank, VRDN (b)                               3,000,000  3,000,000
Berkeley TRAN 4.50% 8/13/97                       5,200,000  5,213,554
Butte County Office of Ed. TRAN 4.50% 8/20/97     8,100,000  8,120,916
California Dept. of Wtr. Resources Participating
VRDN (c):
 Series PA-131, 3.25%
 (Liquidity Facility Merrill Lynch & Co., Inc.)   2,000,000  2,000,000
 Series PA-133, 3.25%
 (Liquidity Facility Merrill Lynch & Co., Inc.)   1,000,000  1,000,000
California Econ. Dev. Fin. Auth. Ind. Dev. Rev.
(Volk Enterprises)
Series 1996, 3.20%, LOC Harris Trust & Savings,
Chicago, VRDN                                     3,500,000  3,500,000
California Econ. Dev. Fing. Auth. Rev.
(Joseph Schmidt Proj.) Series A, 3.30%,
LOC Banque Nationale de Paris, VRDN (b)           2,000,000  2,000,000
California Gen. Oblig.:
 CP:
  3.35% 3/10/97                                   5,700,000  5,700,000
  3.45% 3/11/97                                   5,000,000  5,000,000
  3.40% 3/12/97                                   6,200,000  6,200,000
  3.40% 4/9/97                                    10,900,000  10,900,000
  3.45% 4/10/97                                   6,600,000  6,600,000
 Participating VRDN (c):
  Series 1996 L, 3.40% (FGIC Insured)
  (Liquidity Facility Caisse des Depots et
Consignations)                                    16,210,000  16,210,000
  Series PA-130, 3.35%
  (Liquidity Facility Merrill Lynch & Co., Inc.)  1,000,000  1,000,000
  Series SG-84, 3.35%
  (Liquidity Facility Society Generale, France)   3,900,000  3,900,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                  PRINCIPAL    VALUE
                                                  AMOUNT       (NOTE 1)
CALIFORNIA - CONTINUED
California Gen. Oblig.: - continued
 Participating VRDN (c): - continued
  Series SG-85, 3.35%
  (Liquidity Facility Society Generale, France)   $ 6,800,000 $ 6,800,000
 RAN:
  Series 1996-97, 4.50% 6/30/97                   48,635,000  48,742,766
  Series B, 3.504% 6/30/97                        15,000,000  15,000,000
California Hsg. Fin. Agcy. Mtg. Rev. Bonds
Series 1996-J, 4%, tender 7/24/97 (FGIC Insured)  2,000,000  2,000,000
California Hsg. Fin. Agcy. Participating VRDN (c):
 Series 1994 H, 3.45% (AMBAC Insured) (Liquidity
Facility Citibank, N.A.) (b)                      6,900,000  6,900,000
 Series 1994-1, 3.45%
 (Liquidity Facility State Street Bank & Trust
Co.,   Boston) (b)                                13,888,521  13,888,521
 Series 1996 C-1, 3.40% (Liquidity Facility Bank
 of America NT & SA) (b)                          1,925,000  1,925,000
 Series 1996 C-2, 3.40%
 (Liquidity Facility Bank of America NT & SA) (b) 4,075,000  4,075,000
 Series PA-90, 3.45%
 (Liquidity Facility Merrill Lynch & Co.,
Inc.)(b)                                          5,890,000  5,890,000
 Series PT-14, 3.25%
 (Liquidity Facility Commerzbank, Germany)        9,220,000  9,220,000
 Series PT-40A, 3.45%
 (Liquidity Facility Commerzbank, Germany) (b)    1,300,000  1,300,000
 Series PT-40B, 3.45%
 (Liquidity Facility Bayerische Hypotheken-und
Weschel) (b)                                      14,150,000  14,150,000
 Series PT-40C, 3.25%
 (Liquidity Facility Banque Nationale de Paris)   3,370,000  3,370,000
 Series PT-40D, 3.45%
 (Liquidity Facility Banque Nationale de
Paris) (b)                                        12,280,000  12,280,000
 Series PT-56, 3.45%
 (Liquidity Facility Credit Suisse First
Boston) (b)                                       1,580,000  1,580,000
 Series PT-68, 3.45%
 (Liquidity Facility Credit Suisse First
Boston) (b)                                       3,980,000  3,980,000
 Series 96C0502, 3.35%
 (AMBAC Insured) (Liquidity Facility Citibank,
N.A.)                                             7,500,000  7,500,000
California Poll. Cont. Fing. Auth. Resource
Recovery Rev., VRDN (b):
  (Burney Forest Prod. Proj.) 3.35%,
  LOC Fleet Nat'l. Bank                           1,200,000  1,200,000
  (Delano Proj.) Series 1990, 3.45%, LOC
Algemene Bank                                     2,500,000  2,500,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                  PRINCIPAL    VALUE
                                                  AMOUNT       (NOTE 1)
CALIFORNIA - CONTINUED
California Poll. Cont. Fing. Auth. Resource
Recovery Rev.,
VRDN (b): - continued
  (Pacific Gas & Elec. Co.):
   Series 1996 A, 3.30%, LOC Swiss Bank Corp.     $ 38,100,000 $ 38,100,000
   Series 1996 C, 3.40%, LOC Bank of America
NT & SA                                           9,200,000  9,200,000
   Series 1996 F, 3.35%, LOC Banque Nationale
de Paris                                          1,200,000  1,200,000
   Series 1996 G, 3.45%                           5,800,000  5,800,000
  (Southern California Edison Proj.):
   Series 1986 A, 3.45%                           600,000  600,000
   Series 1986 C, 3.45%                           700,000  700,000
   Series 1986 D, 3.45%                           3,900,000  3,900,000
California Poll. Cont. Fin. Auth. Rev.:
 Bonds:
  (Chevron USA, Inc. Proj.) Series 1983,
  3.90%, tender 11/15/97                          1,400,000  1,401,927
  (Pacific Gas & Elec. Co.):
   Series 1996 E, 3.40%, tender 3/20/97,
   LOC Morgan Guaranty Trust, NY                  5,400,000  5,400,000
   Series 1996 D, 3.40%, tender 3/25/97,
   LOC Union Bank of Switzerland                  2,000,000  2,000,000
   Series 1996 E:
     3.55%, tender 3/7/97,
    LOC Morgan Guaranty Trust, NY                 4,400,000  4,400,000
     3.45%, tender 3/10/97,
    LOC Morgan Guaranty Trust, NY                 3,200,000  3,200,000
     3.40%, tender 3/17/97,
    LOC Morgan Guaranty Trust, NY                 4,500,000  4,500,000
     3.45%, tender 4/8/97,
    LOC Morgan Guaranty Trust, NY                 2,200,000  2,200,000
     3.40%, tender 4/11/97,
    LOC Morgan Guaranty Trust, NY                 2,000,000  2,000,000
California Poll. Cont. Fin. Auth. Solid Waste
Disp. Rev., VRDN (b):
  (Athens Disp. Co. Proj.) Series 1995, 3.35%,
  LOC Wells Fargo Bank of San Francisco           7,945,000  7,945,000
  (EDCO Disposal) Series 1996 A, 3.35%,
  LOC Wells Fargo Bank, N.A.                      7,500,000  7,500,000
  (Sanifill Inc. Proj.) Series 1995 A, 3.30%,
  LOC California State Teachers Retirement Sys.   1,500,000  1,500,000
  (Shell Oil Co. Martinez Proj.):
   Series 1994 A, 3.40%                           7,200,000  7,200,000
   Series 1994 B, 3.40%                           700,000  700,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                  PRINCIPAL    VALUE
                                                  AMOUNT       (NOTE 1)
CALIFORNIA - CONTINUED
California Poll. Cont. Fin. Auth. Solid Waste
Disp. Rev., VRDN (b): - continued
  (Taormina Ind. Inc. Proj.) Series 1996 A, 3.50%,
  LOC Sanwa Bank Ltd.                             $ 3,100,000 $ 3,100,000
California School Cash Reserves Prog. TRAN
Series 1996 A, 4.75% 7/2/97                       22,400,000  22,469,121
California Statewide Commty. Dev. Auth. Rev.,
VRDN:
 Rfdg. (Irvine Apt. L.P.) Series 1995 A-7,
 3.30% (FNMA Guaranteed) (b)                      3,000,000  3,000,000
 (American River Packaging) 3.30%,
 LOC California State Teachers Retirement Sys.(b) 1,765,000  1,765,000
 (Bro-Co Gen. Prtn. Proj.) Series 1990,
 3.30%, LOC California State Teacher Retirement
Sys. (b)                                          3,880,000  3,880,000
 (Covenant Retirement Commty., Inc.) :
  3.25%, LOC LaSalle Nat'l. Bank                  7,900,000  7,900,000
  Series 1995, 3.25%, LOC LaSalle Nat'l. Bank     4,000,000  4,000,000
 (Datatape, Inc. Proj.) Series 1996 D, 3.40%,
 LOC Corestates Bank, N.A. (b)                    1,700,000  1,700,000
 (Duke Inc. Project) Series 1996 E, 3.40%,
 LOC Wells Fargo Bank, N.A. (b)                   1,500,000  1,500,000
 (Fibrebond West, Inc. Proj.) Series 1996 N,
3.30%, LOC California State Teachers Retirement
Sys. (b)                                          4,000,000  4,000,000
 (JDI Partners Proj.) 3.30%, LOC California State
 Teachers Retirement Sys. (b)                     1,800,000  1,800,000
 (Jaygee Realty Co.) Series 1992, 3.40%,
 LOC Bank of Tokyo-Mitsubishi, Ltd.               340,000  340,000
 (K.U.M. Ltd. Proj.) Series 1992, 3.40%,
 LOC Bank of Tokyo-Mitsubishi, Ltd. (b)           2,250,000  2,250,000
 (Kennerly-Spratling Proj.) Series 1995 A, 3.30%,
 LOC California State Teachers Retirement Sys.(b) 3,315,000  3,315,000
 (Lance Camper Manufacturer) 3.30%,
 LOC California State Teachers Retirement Sys.(b) 3,835,000  3,835,000
 (Michigan Hanger Ind. Proj.) Series 1992, 3.40%,
 LOC Bank of Tokyo-Mitsubishi, Ltd. (b)           640,000  640,000
 (Propak-Ca. Corp. Proj.) Series 1994 B, 3.30%,
 LOC California State Teachers Retirement Sys.(b) 2,410,000  2,410,000
 (Rapelli of California Proj.) Series 1989, 3.30%,
 LOC California State Teachers Retirement Sys.(b) 2,500,000  2,500,000
 (Ring Can Proj.) Series 1992, 3.40%,
 LOC Bank of Tokyo-Mitsubishi, Ltd. (b)           150,000  150,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                  PRINCIPAL    VALUE
                                                  AMOUNT       (NOTE 1)
CALIFORNIA - CONTINUED
California Statewide Commty. Dev. Auth. Rev.,
VRDN: - continued
 (Rix Ind. Proj.) Series 1996 I, 3.40%,
 LOC Wells Fargo Bank, N.A. (b)                   $ 2,000,000 $ 2,000,000
 (Santa Cruz-Wilson Entities Ltd. Proj.) Series
1993, 3.30%,
 LOC Bank of Tokyo-Mitsubishi, Ltd. (b)           1,500,000  1,500,000
 (Sunclipse, Inc.) (Alhambra Proj.) Series
1989, 3.30%,
 LOC California State Teachers Retirement Sys.(b) 3,200,000  3,200,000
 (Sys. Engineering & Mgmt. Co.) 3.30%,
 LOC California State Teachers Retirement Sys.(b) 1,800,000  1,800,000
California Statewide Commty. Multi-Family Hsg. Dev.
Auth. (Canyon Creek Apts.) Series 1995 C, 3.25%
 (FNMA Guaranteed) VRDN (b)                       1,300,000  1,300,000
Camarillo Multi-Family Hsg. Auth. Rev., VRDN (b):
 (Hacienda de Camarillo Proj.) Series 1996, 3.25%
 (FNMA Guaranteed)                                10,520,000  10,520,000
 (Heritage Park Apts.) Series 1989 A, 3.30%
 (FNMA Guaranteed)                                7,200,000  7,200,000
Chula Vista Ind. Dev. Rev. (b):
 (San Diego Gas & Elec. Co.):
  Bonds:
   Series C:
    3.40%, tender 4/9/97                          5,000,000  5,000,000
    3.50%, tender 6/16/97                         3,000,000  3,000,000
   Series D:
    3.55%, tender 3/7/97                          2,500,000  2,500,000
    3.50%, tender 3/10/97                         4,000,000  4,000,000
   Series E, 3.55%, tender 3/11/97                2,500,000  2,500,000
  Series B, 3.35%, VRDN                           9,800,000  9,800,000
Concord Multi-Family Hsg. Rev. (Hill Apt. Proj.)
3.30%, LOC Citibank N.A., VRDN (b)                8,400,000  8,400,000
Contra Costa County Wtr. Dist. Participating
VRDN, Series SG-24, 3.20%
(Liquidity Facility Societe Generale, France) (c) 4,425,000  4,425,000
Covina Redev. Agcy. Multi-Family Hsg. Rev.
(Shadowhills Apt. Proj.) Series 1994 A, 3.50%
(Continental Casualty Co. Guaranteed) VRDN        500,000  500,000
East Bay Muni. Util. Dist. Sys. Rev. Series 1988,
3.30% 4/11/97 (Liquidity Facility Westdeutsche
Landesbank) CP                                    2,900,000  2,900,000
Emeryville Redev. Agcy. Multi-Family Hsg.
(Emerybay Apts. II)
3.30%, LOC Bank of America NT & SA, VRDN (b)      14,000,000  14,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                  PRINCIPAL    VALUE
                                                  AMOUNT       (NOTE 1)
CALIFORNIA - CONTINUED
Escondido Commty. Dev. Commission Rev.
(Escondido Promenade Proj.) 3.30%,
LOC Bank of America NT & SA, VRDN (b)             $ 1,000,000 $ 1,000,000
Fairfield Ind. Dev. Auth., 3.35%,
LOC Wells Fargo Bank, N.A., VRDN (b)              1,800,000  1,800,000
Fremont Multi-Family Hsg. Rev. (Treetops Apts.)
Series 1996 A, 3.25% (FNMA Guaranteed) VRDN (b)   6,000,000  6,000,000
Fremont TRAN Series 1996, 4.50% 7/1/97            6,500,000  6,511,481
Fremont Unified School Dist. TRAN Series 1996,
4.625% 7/1/97                                     6,100,000  6,113,404
Fresno County TRAN 4.75% 9/29/97                  6,700,000  6,742,015
Fresno TRAN 4.50% 6/30/97                         2,600,000  2,604,975
Garden Grove Hsg. Auth. Multi-Family Hsg. Rev.
(Valley View Sr. Villas Proj.) Series 1990 A,
3.35%, LOC Wells Fargo Bank, N.A., VRDN (b)       6,200,000  6,200,000
Huntington Park Multi-Family Rev. (Casa Rita
Apts.) Series 1994 A, 3.30%,
LOC Wells Fargo Bank, N.A., VRDN (b)              5,700,000  5,700,000
Kern County TRAN 4.50% 10/2/97                    12,900,000  12,957,103
Lassen Muni. Util. Dist. Rev. Rfdg. Series 1996
A, 3.40% (FSA Insured) (Liquidity Facility
Credit Local De France) VRDN (b)                  6,510,000  6,510,000
Laverne Ind. Dev. Auth. Rev. (Paper-Pak Products
Inc. Proj.) 3.40%, LOC First Union Nat'l. Bank
of North Carolina, VRDN (b)                       6,515,000  6,515,000
Livermore Ctfs. of Prtn. (Reverse Osmosis Proj.)
3.25%, LOC Nat'l. Westminster Bank PLC, VRDN      300,000  300,000
Livermore Multi-Family Mtg. Rev. (Portola Meadows
Apts.) Series 1989 A, 3.30%, LOC Bank of
America NT & SA, VRDN (b)                         10,400,000  10,400,000
Long Beach Harbor Rev., Series A, CP (b):
 3.30% 3/11/97                                    2,000,000  2,000,000
 3.45% 3/11/97                                    4,800,000  4,800,000
Long Beach Participating VRDN, Series SG-73,
3.35% (Liquidity Facility Societe Generale,
France) (b)(c)                                    5,880,000  5,880,000
Los Angeles Commty. College Dist. TRAN Series
1996-97, 4.50% 7/1/97                             2,200,000  2,203,530
Los Angeles Commty. Redev. Agcy. Multi-Family
Hsg. Rev. (Academy Village Apts. Proj.) Series
1989 A, 3.30%, LOC Swiss Bank Corp., VRDN (b)     5,000,000  5,000,000
Los Angeles Convention & Exhibit Ctr. Auth.
Participating VRDN, Series PA-1006, 3.25%
(MBIA Insured)  (Liquidity Facility Merrill Lynch
& Co., Inc.) (c)                                  9,420,000  9,420,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                  PRINCIPAL    VALUE
                                                  AMOUNT       (NOTE 1)
CALIFORNIA - CONTINUED
Los Angeles County Hsg. Auth. Multi-Family Hsg.
Rev. (Park Sierra Apt. Proj.) 3.30%,
LOC Citibank, N.A., VRDN (b)                     $ 39,200,000 $ 39,200,000
Los Angeles County Ind. Dev. Auth. (Caitac & Jae
Proj.), 3.40%, LOC Bank of Tokyo-Mitsubishi,
Ltd., VRDN (b)                                   2,670,000  2,670,000
Los Angeles County Multi-Family Hsg. Rev., VRDN:
 (Malibu Meadows Proj.) Series 1991 A, 3.35%,
 LOC Sumitomo Bank Ltd.                          12,700,000  12,700,000
 (Malibu Meadows II Proj.) Series 1991 B, 3.35%,
 LOC Sumitomo Bank Ltd.                          3,200,000  3,200,000
 (Meadowridge Apt. Proj.) Series 1994 B, 3.50%
 (Continental Casualty Co. Guaranteed)           4,000,000  4,000,000
Los Angeles County Metropolitan Trans. Auth.
Participating VRDN (c):
  Series SG-2, 3.30%
  (Liquidity Facility Societe Generale, France)  10,200,000  10,200,000
  Series SG-3, 3.30%
  (Liquidity Facility Societe Generale, France)  10,070,000  10,070,000
  Series SG-54, 3.25% (AMBAC Insured)
  (Liquidity Facility Societe Generale, France)  1,525,000  1,525,000
  Series SG-55, 3.25% (MBIA Insured)
  (Liquidity Facility Societe Generale, France)  10,000,000  10,000,000
Los Angeles County TRAN Series 1996-97, 4.50%
6/30/97                                          28,690,000  28,755,157
Los Angeles Dept. of Wtr. & Pwr. Elec. Plant
Short Term Rev., CP:
 3 50% 3/13/97                                   11,200,000  11,200,000
 3.45% 3/27/97                                   4,500,000  4,500,000
 3.40% 5/8/97                                    1,400,000  1,400,000
 3.40% 6/12/97                                   4,500,000  4,500,000
Los Angeles Harbor Dept. Participating
VRDN (b) (c):
 Series SG-59, 3.35% (MBIA Insured)
 (Liquidity Facility Societe Generale, France)   8,950,000  8,950,000
 Series 1996 B, 3.45% (BPA Bank of New York, NY) 19,800,000  19,800,000
Los Angeles Multi-Family Hsg. Rev. (Beverly Park
Apts.) Series 1988 A, 3.25%, LOC Chase Manhattan
Bank,  VRDN (b)                                  3,000,000  3,000,000
Los Angeles Ontario Int'l. Arpt. Participating
VRDN, Series SG-61, 3.35%
(Liquidity Facility Societe Generale, France)(c) 2,600,000  2,600,000
Los Angeles TRAN Series 1996, 4.50% 6/19/97      32,000,000  32,054,643
Los Angeles Unified School Dist. TRAN:
 Series 1996-97 A, 4.50% 6/30/97                 8,900,000  8,918,622
 Series 1996-97 B, 4.50% 9/30/97                 3,500,000  3,516,934
MUNICIPAL SECURITIES (A) - CONTINUED
                                                  PRINCIPAL    VALUE
                                                  AMOUNT       (NOTE 1)
CALIFORNIA - CONTINUED
Los Angeles Wastewtr. Participating VRDN,
Series SG-26, 3.20%
(Liquidity Facility Societe Generale, France) (c) $ 15,970,000 $ 15,970,000
Los Angeles Wastewtr. Sys. Rev., CP:
 3.45% 3/26/97, LOC Union Bank of Switzerland/
Morgan   Guaranty Trust, NY                       5,000,000  5,000,000
 3.40% 4/8/97, LOC Union Bank of Switzerland/
 Morgan Guaranty Trust, NY                        6,400,000  6,400,000
Los Angeles Wtr. Elec. Pwr. Plant Participating
VRDN (c):
 Series PA-121, 3.25%
 (Liquidity Facility Merrill Lynch & Co., Inc.)   2,000,000  2,000,000
 Series PA-141, 3.25%
 (Liquidity Facility Merrill Lynch & Co., Inc.)   1,000,000  1,000,000
Monterey Ind. Dev. Auth. Rev. (Slautterback Corp.
Proj.) Series 1996 A, 3.30%, LOC Bayerische
Vereinsbank, VRDN (b)                             2,000,000  2,000,000
Moreno Valley Unified School Dist. TRAN 4.50%
6/30/97                                           4,000,000  4,006,369
Newark Ind. Dev. Auth. Rev. (Gas Tech Proj.)
Series 1989 A, 3.30%, LOC Union Bank of
Switzerland, VRDN (b)                             3,000,000  3,000,000
North County Schools Fing. Auth. TRAN 4.75%
7/1/97                                            2,700,000  2,705,194
Oakland TRAN Series 1996, 4.75% 6/30/97           3,800,000  3,810,548
Oakland Unified School Dist. TRAN (Alameda County)
Series 1996-97, 4.25% 10/14/97                    4,600,000  4,614,350
Oceanside Multi-Family Rev. (Lakeridge Apt. Proj.)
Series 1994, 3.50% (Continental Casualty Co.
Guaranteed) VRDN                                  6,000,000  6,000,000
Ontario Ind. Dev. Auth. Rev. (Safari Land Proj.)
Series 1989, 3.30%, LOC Bank of America, VRDN (b) 3,400,000  3,400,000
Orange County Apt. Dev. Rev. Participating
VRDN (c):
 Series JT 1996 A, 3.45%, LOC Citibank, N.A. (b)  10,900,000  10,900,000
 Series JT 1996 B, 3.35%, LOC Citibank, N.A.      12,700,000  12,700,000
Orange County Apt. Dev. Rev., VRDN:
 Rfdg. (Harbor Pointe Apts.) Series 1992 D, 3.25%,
 LOC Citibank, N.A.                               2,600,000  2,600,000
 Rfdg. (Trabuco Woods Apts.) Series 1993 B, 3.30%,
 LOC Wells Fargo Bank, N.A.                       2,670,000  2,670,000
 (Alicia Viego Proj.) Series 1986 A, 3.45%,
 LOC Bank of Tokyo-Mitsubishi, Ltd. (b)           3,460,000  3,460,000
 (Foothill Oaks Apts. Proj.) Series 1989 B,
 3.50%, LOC Bank of America NT & SA (b)           12,400,000  12,400,000
 (Frost Contruction Proj.) Series 1985 B, 3.30%,
 LOC Wells Fargo Bank, N.A.                       2,000,000  2,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                  PRINCIPAL    VALUE
                                                  AMOUNT       (NOTE 1)
CALIFORNIA - CONTINUED
Orange County Apt. Dev. Rev., VRDN: - continued
 (Hidden Hills) Series 1985 U-C, 3.30%,
 LOC Chase Manhattan Bank                         $ 13,700,000 $ 13,700,000
 (Monarch Bay Apt. Proj.) Series 1985 T, 3.30%,
 LOC Bank of Tokyo-Mitsubishi, Ltd.               3,800,000  3,800,000
 (Niguel Summit I) Series 1985 A, 3.30%,
 LOC Chase Manhattan Bank                         8,000,000  8,000,000
 (Niguel Summit II) Series 1985 U-B, 3.45%,
 LOC Bank of America NT & SA                      2,200,000  2,200,000
 (Vista Verde Apt. Proj.) Series 1988 A, 3.25%,
 LOC Wells Fargo Bank, N.A. (b)                   12,050,000  12,050,000
 (Wood Canyon Villas) Series 1991 B, 3.25%,
 LOC Bank of America NT & SA (b)                  13,300,000  13,300,000
 (Yorba Linda Assoc.) Series 1985 D, 3.40%,
 LOC Bank of Tokyo-Mitsubishi, Ltd.               1,700,000  1,700,000
Orange County Ctfs. of  Prtn. Series 1990-92 C,
3.40% (FGIC Insured) VRDN                         300,000  300,000
Orange County Hsg. Auth. Apt. Dev. Rev., VRDN:
 (Costa Mesa Partners) Series 1985-BB, 3.30%,
 LOC Chase Manhattan Bank                         5,000,000  5,000,000
 (Lantern Pines Proj.-Frost Group) 3.30%,
 LOC Bank of Tokyo-Mitsubishi, Ltd.               4,400,000  4,400,000
Paramount Unified School Dist. TRAN Series 1996,
4.50% 6/30/97                                     6,400,000  6,410,191
Pleasant Hill Redev. Agcy. Multi-Family Hsg. Rev.
(Chateau III Proj.) Series 1996 A, 3.40%,
LOC Commerzbank, Germany, VRDN (b)                1,460,000  1,460,000
Rancho Muni. Wtr. Dist. Fin. Auth. Rfdg.
Participating VRDN, 3.25%
(Liquidity Facility Societe Generale, France) (c) 8,750,000  8,750,000
Riverside County Hsg. Auth. Multi-Family Hsg. Mtg.
Rev. (Mt. View Apts.) Series 1995, 3.30%,
LOC Federal Home Loan Bank of San Francisco, VRDN 1,550,000  1,550,000
Riverside County Hsg. Auth. Multi-Family Hsg.
Rev., VRDN:
 (Polk Apt. Proj.) Series 1985 O, 3.40%
 (Household Finance Corp. Guaranteed)             3,690,000  3,690,000
 (Tyler Village Proj.) Series 1986 A, 3.35%,
 LOC Chase Manhattan Bank                         3,900,000  3,900,000
Riverside County School Dist. TRAN Series 1996-76,
4.625% 7/17/97                                    1,300,000  1,302,712
Riverside County TRAN 4.50% 6/30/97               10,050,000  10,075,050
MUNICIPAL SECURITIES (A) - CONTINUED
                                                  PRINCIPAL    VALUE
                                                  AMOUNT       (NOTE 1)
CALIFORNIA - CONTINUED
Sacramento County Arpt. Sys. Rev. Participating
VRDN (c):
 Series SG-8, 3.30%,
 (Liquidity Facility Societe Generale, France)    $ 8,685,000 $ 8,685,000
 Series SG-33, 3.20%
 (Liquidity Facility Societe Generale, France)    5,810,000  5,810,000
Sacramento Muni. Util. Dist. Rev., Series I, CP:
 3.40% 3/25/97, LOC Bayerische Landesbank
 Girozentrale                                     5,100,000  5,100,000
 3.50% 5/15/97, LOC Bayerische Landesbank
 Girozentrale   3,100,000  3,100,000
San Bernardino County Hsg. (Alta Park Apts.)
3.50%, LOC Sumitomo Bank, Ltd., VRDN              3,100,000  3,100,000
San Bernardino County Ind. Dev. Auth. Rev.,
VRDN (b):
 (McClain Citrus Inc. Proj.) 3.30%,
 LOC California State Teachers Retirement Sys.    2,800,000  2,800,000
 (W & H Voortman, Inc. Proj.) 3.30%,
 LOC California State Teachers Retirement Sys.    2,280,000  2,280,000
San Bernardino County TRAN 4.50% 6/30/97,
LOC Landesbank Hessen-Thuringen/Toronto Dominion
Bank                                              6,300,000  6,318,208
San Diego County Reg'l. Trans. Sales Tax
Participating VRDN, Series BT-185, 3.20%
(Liquidity Facility Bankers Trust Company, NY)(c) 4,920,000  4,920,000
San Diego County Wtr. Auth. Series 1, 3.50%
5/6/97 (Liquidity Facility Bayerische Landesbank
Girozentrale) CP                                  2,000,000  2,000,000
San Diego Hsg. Auth. Multi-Family Hsg. Rev.,
VRDN:
 Rfdg. (Coral Pointe Apt. Proj.) Series 1993
A, 3.50%                                          5,000,000  5,000,000
 (Paseo Point Apt.) Series 1994 A, 3.35%,
 LOC Bank of Tokyo-Mitsubishi, Ltd.               7,950,000  7,950,000
San Diego Ind. Dev. Participating VRDN, Series
1997, 3.35% (Liquidity Facility Bank of New
York, NY) (c)                                     12,000,000  12,000,000
San Diego Ind. Dev. Rev. Bonds:
 (San Diego Gas & Elec.):
  Series 1995 A, 3.40%, tender 5/13/97            4,100,000  4,100,000
  Series 1995 B, 3.45%, tender 4/8/97             1,000,000  1,000,000
San Francisco City & County Parking Auth.
Participating VRDN, Series 1996 A, 3.25%
(Liquidity Facility Bank of America NT & SA) (c)  6,375,000  6,375,000
San Francisco City & County Participating VRDN
(c):
 Series 1996 AA2, 3.35%
 (Liquidity Facility Bank of America NT & SA)     1,740,000  1,740,000
 Series 1996 AA3, 3.35% (FGIC Insured)
 (Liquidity Facility Bank of America NT & SA)     4,210,000  4,210,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                  PRINCIPAL    VALUE
                                                  AMOUNT       (NOTE 1)
CALIFORNIA - CONTINUED
San Francisco City & County Participating
VRDN (c): - continued
 Series 1996 AA4, 3.35% (FGIC Insured)
 (Liquidity Facility Bank of America NT & SA)     $ 4,450,000 $ 4,450,000
San Jose Multi-Family Hsg. Rev.
(Siena at Renaissance Square) Series 1996 A,
3.30%, LOC Bank One Arizona, VRDN (b)             11,000,000  11,000,000
San Jose Multi-Family Mtg. Rev. (Somerset Park
Apts.) Series 1987 A, 3.30%, LOC Bank of America
NT & SA, VRDN (b)                                 3,100,000  3,100,000
San Luis Obispo County Office of Ed. TRAN
Series 1996, 4.50% 10/9/97                        8,800,000  8,836,066
San Luis Obispo County TRAN Series 1996-97,
4.50% 7/8/97                                      4,000,000  4,008,151
Santa Barbara County TRAN Series A, 4.75% 10/1/97 1,750,000  1,760,814
Santa Clara County Multi-Family Hsg. Rev.
(Garden Grove Apts.) 3.15% (FNMA Guaranteed) VRDN 4,400,000  4,400,000
Santa Clara County TRAN Series 1996-97, 4.50%
8/1/97                                            10,000,000  10,022,140
Santa Clara Unified School Dist. TRAN Series
1996, 4.50% 7/2/97                                1,400,000  1,402,720
Simi Valley Multi-Family Hsg. Rev., VRDN (b):
 (Lincoln Wood Ranch Apt.) 3.35%,
 LOC Sumitomo Bank Ltd.                           3,800,000  3,800,000
 (Shadowridge Apts.) Series 1989, 3.30%,
 LOC Citibank, N.A.                               20,200,000  20,200,000
South Coast Local Ed. TRAN Series 1996, 4.75%
6/30/97                                           13,900,000  13,944,920
Southern California Metropolitan Wtr. Dist.:
  CP:
  Series A, 3.30% 4/11/97                         1,800,000  1,800,000
  Series B:
   3.45% 3/11/97
   (Liquidity Facility Westdeutsche Landesbank)   1,000,000  1,000,000
   3.45% 4/8/97
   (Liquidity Facility Westdeutsche Landesbank)   1,000,000  1,000,000
   3.40% 4/10/97
   (Liquidity Facility Westdeutsche Landesbank)   2,500,000  2,500,000
   3.40% 4/11/97
   (Liquidity Facility Westdeutsche Landesbank)   1,000,000  1,000,000
   3.50% 5/12/97
   (Liquidity Facility Westdeutsche Landesbank)   2,000,000  2,000,000
 Participating VRDN (c):
  Series 32-A, 3.40%
  (Liquidity Facility Morgan Guaranty Trust, NY)  2,350,000  2,350,000
  Series 32-B, 3.40%
  (Liquidity Facility Morgan Guaranty Trust, NY)  4,945,000  4,945,000
MUNICIPAL SECURITIES (A) - CONTINUED
                                                  PRINCIPAL    VALUE
                                                  AMOUNT       (NOTE 1)
CALIFORNIA - CONTINUED
Southern California Pub. Pwr. Auth.
Participating VRDN (c):
  Series BT-90, 3.20%
  (Liquidity Facility Bankers Trust Company, NY)  $ 5,790,000 $ 5,790,000
  Series SG-35, 3.25%
  (Liquidity Facility Societe Generale, France)   11,765,000  11,765,000
Stanislaus County Office of Ed. TRAN Series 1996,
4.50% 6/30/97                                     3,300,000  3,305,255
Stanislaus County TRAN 4.50% 7/1/97               11,500,000  11,521,045
Torrance Hospital Rev. (Little Co. of Mary Hosp.
- Torrance
Memorial Med. Ctr.) Series 1992, 3.25%,
LOC Chase Manhattan Bank, VRDN                    4,300,000  4,300,000
University of California Rev. Series A, CP:
 3.40% 4/10/97                                    6,500,000  6,500,000
 3.30% 4/11/97                                    2,300,000  2,300,000
 3.50% 5/9/97                                     2,000,000  2,000,000
 3.40% 7/15/97                                    12,500,000  12,500,000
Vista City Ind. Dev. Auth. Rev. (Desalination
Sys., Inc.)
Series 1995, 3.35%, LOC Wells Fargo Bank, N.A.,
VRDN (b)                                          6,390,000  6,390,000
TOTAL INVESTMENTS - 100%                                    $ 1,332,720,065
Total Cost for Income Tax Purposes                          $ 1,332,720,477

SECURITY TYPE ABBREVIATIONS
CP - Commercial Paper
RAN - Revenue Anticipation Notes
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Provides evidence of ownership in one or more underlying municipal bonds.
INCOME TAX INFORMATION
At February 28, 1997, the fund had a capital loss carryforward of approximately $591,000 which will expire on February 28, 2003.
SPARTAN CALIFORNIA MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 FEBRUARY 28, 1997

ASSETS

Investment in securities, at value -                                      $ 1,332,720,065
See accompanying schedule

Cash                                                                       2,206,469

Interest receivable                                                        12,904,149

 TOTAL ASSETS                                                              1,347,830,683

LIABILITIES

Payable for investments purchased                           $ 3,500,000

Distributions payable                                        99,234

Accrued management fee                                       360,348

Other payables and accrued expenses                          12,920

 TOTAL LIABILITIES                                                         3,972,502

NET ASSETS                                                                $ 1,343,858,181

Net Assets consist of:

Paid in capital                                                           $ 1,344,445,808

Accumulated net realized gain (loss) on investments                        (587,627)

NET ASSETS, for 1,344,445,781 shares outstanding                          $ 1,343,858,181

NET ASSET VALUE, offering price and redemption price per                   $1.00
share ($1,343,858,181 (divided by) 1,344,445,781 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED FEBRUARY 28, 1997

INTEREST INCOME                                                        $ 46,770,586

EXPENSES

Management fee                                          $ 6,695,623

Non-interested trustees' compensation                    22,077

 Total expenses before reductions                        6,717,700

 Expense reductions                                      (2,098,298)    4,619,402

NET INTEREST INCOME                                                     42,151,184

NET REALIZED GAIN (LOSS) ON INVESTMENTS                                 9,484

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ 42,160,668


STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED         YEAR ENDED
                                                           FEBRUARY 28,       FEBRUARY 29,
                                                           1997               1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                                 $ 42,151,184       $ 44,628,135
Net interest income

 Net realized gain (loss)                                   9,484              163,135

 Increase (decrease) in net unrealized gain from            -                  (375)
accretion
 of discount

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            42,160,668         44,790,895
FROM OPERATIONS

Distributions to shareholders from net interest income      (42,151,184)       (44,628,135)

Share transactions at net asset value of $1.00 per share    1,487,178,587      1,571,224,348
Proceeds from sales of shares

 Reinvestment of distributions from net interest income     41,201,486         43,274,284

 Cost of shares redeemed                                    (1,491,837,435)    (1,470,606,698)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES           36,542,638         143,891,934
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   36,552,122         144,054,694

NET ASSETS

 Beginning of period                                        1,307,306,059      1,163,251,365

 End of period                                             $ 1,343,858,181    $ 1,307,306,059


FINANCIAL HIGHLIGHTS

                                   YEAR ENDED   YEAR ENDED   YEAR ENDED FEBRUARY 28,   TEN MONTHS
                                   FEBRUARY 28, FEBRUARY 29,                           ENDED
                                                                                       FEBRUARY 28,

                                   1997          1996          1995          1994          1993

SELECTED PER-SHARE DATA

Net asset value, beginning         $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000
of period

Income from Investment              .031          .035          .030          .024          .022
Operations
Net interest income

Less Distributions

 From net interest income           (.031)        (.035)        (.030)        (.024)        (.022)

Net asset value, end of period     $ 1.000       $ 1.000       $ 1.000       $ 1.000       $ 1.000

TOTAL RETURN  B                     3.18%         3.60%         3.00%         2.45%         2.24%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period          $ 1,343,858   $ 1,307,306   $ 1,163,251   $ 1,064,603   $ 855,590
(000 omitted)

Ratio of expenses to average        .35% C        .31% C        .28%          .21%          .30% A,
net assets                                                     C             C             C

Ratio of expenses to average        .34% D        .31%          .28%          .21%          .30% A
net assets after expense
reductions

Ratio of net interest income to     3.14%         3.55%         2.96%         2.42%         2.67% A
average net assets


C ANNUALIZED
C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE
NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended February 28, 1997




7. SIGNIFICANT ACCOUNTING POLICIES.
Spartan California Municipal Income Fund (the income fund) and Spartan California Intermediate Municipal Income Fund (the intermediate fund) are funds of Fidelity California Municipal Trust. Spartan California Municipal Money Market Fund (the money market fund) is a fund of Fidelity California Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity California Municipal Trust and Fidelity California Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the income fund, the intermediate fund and the money market fund:
SECURITY VALUATION.
INCOME AND INTERMEDIATE FUNDS. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, losses deferred due to wash sales and capital loss carryforwards.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Any taxable gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the income fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
8. OPERATING POLICIES.
WHEN-ISSUED SECURITIES. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the applicable statements of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. Certain funds may use futures contracts to manage their exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities.
2. OPERATING POLICIES - CONTINUED
FUTURES CONTRACTS - CONTINUED
The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
9. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $88,001,522 and $106,163,017, respectively.
The market value of futures contracts opened and closed during the period amounted to $83,322,806 and $63,989,826, respectively.
INTERMEDIATE FUND. Purchases and sales of securities, other than short-term securities, aggregated $20,274,185 and $15,437,472, respectively.
The market value of futures contracts opened and closed during the period amounted to $9,347,158 and $10,040,819, respectively.
10. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55%, .55% and .50% of average net assets for the income, intermediate and money market funds, respectively. FMR also bears the cost of providing shareholder services to each fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $2,646, $783 and $14,173 for the income, intermediate and money market funds, respectively.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fees are paid prior to any voluntary expense reimbursements which may be in effect.
11. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the intermediate and money market funds' operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above a specified percentage of average net assets.
(I) INTERMEDIATE FUND. For the period, this expense limitation was .40% of average net assets and the reimbursement reduced expenses by $9,071.
5. EXPENSE REDUCTIONS - CONTINUED
Effective April 1, 1996, the fund's expense limitation was eliminated.
(II) MONEY MARKET FUND. For the period, this expense limitation was .35% of average net assets and the reimbursement reduced expenses by $2,015,309.
In addition, each fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of each fund's expenses. During the period, the custodian and transfer agent fees were reduced by $26,676 and $21,875, $5,391 and $425, and $13,567 and $69,422, for the income, intermediate and money market funds, respectively, under these arrangements.
12. PROPOSED REORGANIZATION.
The Boards of Trustees of the Spartan California Municipal Income Fund and Spartan California Intermediate Municipal Income Fund have approved Agreements and Plans of Reorganization ("Agreements") between each of these funds and Fidelity California Municipal Income Fund ("Reorganizations"). The Agreements provide for the transfer of substantially all of the assets of each of these funds to Fidelity California Municipal Income Fund in exchange solely for the number of shares of Fidelity California Municipal Income Fund having the same aggregate net asset value as the outstanding shares of each of these funds at the close of business on the day that the Reorganizations are effective. The Agreements also provide for the assumption by Fidelity California Municipal Income Fund of substantially all of the liabilities of each of these funds. A Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the Investment Company Act of 1940) of outstanding voting securities of the fund to which the Reorganization relates. A Special Meeting of Shareholders ("Meeting") of Spartan California Municipal Income Fund and Spartan California Intermediate Municipal Income Fund will be held on August 4, 1997 to vote on the Agreements. A detailed description of the proposed transaction and voting information will be sent to shareholders of each fund in June 1997. If the Agreements are approved at the Meeting, the Reorganizations are expected to become effective in August 1997.
Effective February 28, 1997, shares of Spartan California Municipal Income Fund and Spartan California Intermediate Municipal Fund are no longer available for purchase or exchange to new accounts of these funds.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity California Municipal Trust and Fidelity California Municipal Trust II and the Shareholders of Spartan California Municipal Income Fund, Spartan California Intermediate Municipal Income Fund, and Spartan California Municipal Money Market Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for Moody's and Standard and Poor's ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Spartan California Municipal Income Fund, Spartan California Intermediate Municipal Income Fund (funds of Fidelity California Municipal Trust) and Spartan California Municipal Money Market Fund (a fund of Fidelity California Municipal Trust II) at February 28, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of each fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
April 3, 1997
DISTRIBUTIONS

DISTRIBUTIONS


During fiscal year ended February 28, 1997, 100% of each fund's income dividends was free from federal income tax, and 6.36%, 5.14% and 41.13%, respectively, of the income, intermediate and money market funds' income dividends was subject to the federal alternative minimum tax.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
  To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT
IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISER,
MONEY MARKET FUND
FMR Texas Inc.
Irving, TX
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President -
FIXED-INCOME FUNDS
Sarah H. Zenoble, Vice President -
MONEY MARKET FUND
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Thomas D. Maher, Assistant
Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774    (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress   1-800-544-5555
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